UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07751

Nuveen Multistate Trust IV

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Municipal Bond Funds

It’s not what you earn, it’s what you keep.®

Annual Report May 31, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class C2	Class I

Nuveen Kansas Municipal Bond Fund	FKSTX	FAFOX	FCKSX	FRKSX
Nuveen Kentucky Municipal Bond Fund	FKYTX	FKCCX	FKYCX	FKYRX
Nuveen Michigan Municipal Bond Fund	FMITX	FAFNX	FLMCX	NMMIX
Nuveen Missouri Municipal Bond Fund	FMOTX	FAFPX	FMOCX	FMMRX
Nuveen Ohio Municipal Bond Fund	FOHTX	FAFMX	FOHCX	NXOHX
Nuveen Wisconsin Municipal Bond Fund	FWIAX	FWCCX	FWICX	FWIRX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

A pattern of divergence has emerged in the past year. Steady and moderate growth in the U.S. economy helped sustain the stock market’s bull run another year. U.S. bonds also performed well, amid subdued inflation, interest rates that remained unexpectedly low and concerns about the economic well-being of the rest of the world. The stronger domestic economy enabled the U.S. Federal Reserve (Fed) to gradually reduce its large scale bond purchases, known as quantitative easing (QE), without disruption to the markets, as well as beginning to set expectations for a transition into tightening mode.

The economic story outside the U.S. holds much uncertainty. The escalating drama over Greece’s debt negotiations has the European economy on edge, while China’s economy has decelerated and experienced a great deal of turmoil in its stock markets. Other areas of concern include a surprisingly steep decline in oil prices, the U.S. dollar’s rally and an increase in geopolitical tensions, involving the Russia-Ukraine crisis and terrorist attacks across the Middle East and Africa, as well as more recently in Europe.

While a backdrop of healthy economic growth in the U.S. and the continuation of accommodative monetary policy (with the central banks of Japan and Europe stepping in where the Fed has left off) bodes well for the markets, the global outlook has become more uncertain. Indeed, volatility is likely to feature more prominently in the investment landscape going forward. Such conditions underscore the importance of professional investment management. Experienced investment teams have weathered the market’s ups and downs in the past and emerged with a better understanding of the sensitivities of their asset class and investment style, particularly in times of turbulence. We recognize the importance of maximizing gains, while striving to minimize volatility.

And, the same is true for investors like you. Maintaining an appropriate time horizon, diversification and relying on practiced investment teams are among your best strategies for achieving your long-term investment objectives. Additionally, I encourage you to communicate with your financial consultant if you have questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

July 24, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Kansas Municipal Bond Fund

Nuveen Kentucky Municipal Bond Fund

Nuveen Michigan Municipal Bond Fund

Nuveen Missouri Municipal Bond Fund

Nuveen Ohio Municipal Bond Fund

Nuveen Wisconsin Municipal Bond Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio managers Daniel Close, CFA, Steven M. Hlavin, and Christopher L. Drahn, CFA, review economic and market conditions, key investment strategies and the performance of the Nuveen Kansas Municipal Bond Fund, Nuveen Kentucky Municipal Bond Fund, Nuveen Michigan Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund, Nuveen Ohio Municipal Bond Fund and Nuveen Wisconsin Municipal Bond Fund. Dan has managed the Kentucky, Michigan and Ohio Funds since 2007, Steve has managed the Kansas and Wisconsin Funds since 2011, and Chris has managed the Missouri Fund since 2011.

What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended May 31, 2015?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed’s 2% longer run goal. However, if economic data shows faster progress, the Fed indicated that it could raise the fed funds rate sooner than expected.

The Fed changed its language slightly in December, indicating it would be “patient” in normalizing monetary policy. This shift helped ease investors’ worries that the Fed might raise rates too soon. However, as employment data released early in the year continued to look strong, anticipation began building that the Fed could raise its main policy rate as soon as June. As widely expected, after its March meeting, the Fed eliminated “patient” from its statement but also highlighted the policy makers’ less optimistic view

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc (Fitch). Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

of the economy’s overall health as well as downgraded their inflation projections. The Fed’s April meeting seemed to further signal that a June rate hike was off the table. While the Fed attributed the first quarter’s economic weakness to temporary factors, the meeting minutes from April revealed that many Committee members believed the economic data available in June would be insufficient to meet the Fed’s criteria for initiating a rate increase. The June meeting bore out that presumption, and the Fed decided to keep the target rate near zero. But the Committee also continued to telegraph the likelihood of at least one rate increase in 2015, which many analysts forecasted for September.

According to the government’s most recent estimate, the U.S. economy contracted at a 0.7% annualized rate in the first quarter of 2015, as measured by gross domestic product (GDP), compared with an increase of 2.2% in the fourth quarter of 2014 and 5.0% in the third quarter. The decline in the real GDP growth rate from the fourth quarter to the first quarter primarily reflected a downturn in both state and local government spending as well as declines in exports and consumer spending. These were partly offset by an upturn in federal government spending. The Consumer Price Index (CPI) was unchanged on a year-over-year basis as of May 2015. The core CPI figure (which excludes food and energy) increased 1.7% during the same period, which was below the Fed’s unofficial longer term inflation objective of 2.0%. As of May 2015, the U.S. unemployment rate was 5.5%, a level not seen since mid-2008 and nearly 1% lower than one year ago. This figure is also considered “full employment” by some Fed officials. The housing market continued to post consistent gains as of its most recent reading in April 2015. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 4.9% for the twelve months ended April 2015 (most recent data available at the time this report was prepared).

Municipal bonds enjoyed strong performance during the twelve-month reporting period, buoyed by a backdrop of low interest rates, improving investor sentiment and favorable supply-demand dynamics. Interest rates were widely expected to rise in 2014, as the economy improved and the Fed wound down its asset purchases. However, the 10-year Treasury yield ended the year even lower than where it began. As a result, fixed income asset classes performed surprisingly well (as yields fall, prices rise and vice versa). At the same time, investors grew more confident that the Fed’s tapering would proceed at a measured pace and that the credit woes of Detroit and Puerto Rico would be contained. In addition, credit fundamentals for state and local governments were generally stabilizing, although pockets of trouble remained. California and New York showed marked improvements during 2014, whereas Illinois, New Jersey and Puerto Rico, for example, still face considerable challenges.

Investors’ declining risk aversion bolstered demand for higher yielding assets, including municipal bonds, which reversed the tide of outflows municipal bond funds suffered in 2013. While demand and inflows rose, supply continued to be subdued in 2014. More municipal bonds left the market than were added, a condition known as net negative issuance. Part of the reason for net negative issuance was that a significant portion of issuer activity focused on current refundings, in which a new bond is issued to replace the called bond (in contrast to an advanced refunding, where the called bond remains in the market as a pre-refunded bond).

These factors helped drive municipal bond yields lower and tightened yield spreads relative to Treasuries in 2014 overall. However, as 2015 began, market conditions turned more volatile. A series of disappointing economic data underscored the fragility of the U.S. recovery, as well as cast further uncertainty on the timing of the Fed’s first rate hike. Issuance was unusually strong at the beginning of 2015, fueling concerns about potential oversupply conditions. Over the twelve months ended May 31, 2015, municipal bond issuance nationwide totaled $397.8 billion, an increase of 34.4% from the issuance for the twelve-month period ended May 31, 2014. The surge in gross issuance is due mostly to increased refunding deals as issuers have been actively and aggressively refunding their outstanding debt given the very low interest rate environment. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. In fact, the total municipal bonds outstanding has actually declined in each of the past four calendar years. So, the gross is surging, but the net is not and this has been an overall positive technical factor on municipal bond investment performance. At the same time, regulatory changes, increased risk aversion and expectations for rising interest rates have encouraged bond dealers, typically brokers and banks, to reduce the size of their inventories in recent years. By holding smaller amounts of bonds on their books, dealers seek to mitigate their exposure to bonds that could potentially be worth less or be more difficult to sell in the future. As a result, there has been less liquidity in the marketplace, which contributed to periods of increased price volatility in early 2015. The municipal bond market also experienced some seasonal weakness in the first few months of 2015 due to tax-related selling. Finally, divergence in economic growth and central bank policies around the world have reinforced an interest rate differential that favors demand for U.S. Treasuries, maintaining downward pressure on yields.

6	Nuveen Investments

How were the economic and market environments in Kansas, Kentucky, Michigan, Missouri, Ohio and Wisconsin during the twelve-month reporting period ended May 31, 2015?

Kansas’ economic growth continues to lag national economic growth. For 2014, Kansas’ state GDP grew 1.8% and trailed national GDP growth 2.2%, ranking Kansas’ GDP growth 21st fastest among all states. As of May 2015, Kansas’ unemployment rate of 4.4% remained below the national unemployment rate of 5.5% and was an improvement from the state’s 4.8% unemployment as of May 2014. Recent employment gains were driven by gains in professional and business services and education and health services sectors, being partially offset by declining employment in manufacturing. Kansas state exports declined 3.7% in 2014 and declines were driven by wheat exports experiencing a 25% year over year decline and exports to China declining 31.5% versus 2013. On the fiscal front, Kansas continues to deal with a significant number of issues following Governor Brownback’s aggressive income tax cuts in 2012 and 2013. The state’s April 2015 revenue estimates revised Fiscal 2016 and 2017 revenue collections down another $199 million and led to a tumultuous legislative session. On June 12, 2015 (subsequent to the close of this reporting period), the 113th day of the longest legislative session in state history, the state finally passed a balanced budget by increasing sales tax rates to 6.5% from 6.15%, increasing cigarette taxes by 50 cents per pack, and with $50 million of to be determined governor allotment cuts. If tax collections in the upcoming biennium miss revenue estimates the Governor will need additional expense cuts to solve the shortfall, but following years of expense cuts to offset declining income tax revenues, any additional expense cuts will be very difficult. On April 30, 2014, Moody’s downgraded the State of Kansas to Aa2 from Aa1 citing a sluggish economic recovery and tax reform related budget stresses. Additionally, on August 6, 2014, S&P downgraded Kansas general obligation bonds to AA/Negative from AA+ based on the state’s structurally unbalanced budget following income tax cuts. For the twelve months ending May 31, 2015, municipal issuance in Kansas totaled $4.0 billion, representing a 60.4% gross issuance increase from the twelve months ended May 31, 2014. This issuance may be attributed to a dramatic increase in refunding activity.

Kentucky’s economy continues to improve, but remained a below average performer last year. In 2014, the Commonwealth’s economy posted growth of just 1.0%, below the national growth rate of 2.2%, ranking Kentucky 34th in terms of GDP growth by state. The state projects growth in 2015 will be roughly aligned with the national economy, but expects non-farm job growth will be uneven throughout the state and struggle to keep pace with the national average. Auto manufacturing in the state has done well, but has not necessarily increased payrolls due to improved automation. Positively, the state is generally becoming more dependent on education and health care as economic drivers, moving away from manufacturing and coal as increased environmental regulations and competition from natural gas mining. Kentucky’s unemployment levels have historically trended higher than the nation, but recently have moved closer to the national average. As of May 2015, the jobless rate had dropped to 5.1%, much improved from 7.7 % in the prior year. However, the unemployment rate remains quite elevated in many parts of the Commonwealth and the vast majority of improvement has been concentrated in the state’s two most populous counties, Jefferson and Fayette. Resident income indices persistently compare poorly with median per capita income at only 81.6% of the nation, ranking Kentucky only 44th among the states. Though Kentucky’s economy has improved, the state budget remains structurally imbalanced. Continued reliance on non-recurring budgetary measures and inability to fully fund pension obligations signal future fiscal stress. In Fiscal 2014 underperforming revenues combined with 5.2% general fund expenditure growth, resulted in a spend down in the state’s rainy day fund and a modest operating deficit. Personal income tax collections, which account for about 40% of revenues, fell short in 2014 and the magnitude of the revenue shortfall was not clear until the end of the fiscal year. Kentucky’s adopted $20 billion biennial budget for Fiscal Years 2015 and 2016 relies on assumed growth in personal income taxes. Overall the state projects revenues will grow 3.6% and 2.7% in fiscal years 2015 and 2016, respectively. Pension underfunding is a significant concern for the state, resulting from decades of underfunding annual pension contributions. The combined unfunded pension liability is over $24 billion and sufficient reforms to address underfunding have not yet been enacted. Though the state does not have any outstanding general obligation debt, as of June 2015 the state’s implied general obligation rating was Aa2 and AA- by Moody’s and S&P, respectively. The state typically issues annual appropriation debt, which is rated a notch lower at Aa3 and A+, by Moody’s and S&P, respectively. Both agencies maintain a negative rating outlook on the Commonwealth. S&P recently downgraded their rating on debt issued by the Kentucky Turnpike Authority to AA with a negative outlook asserting the state’s lack of progress on pension funding exerts pressure on all of the state’s appropriation backed debt. Debt levels are moderately high in relation to the Commonwealth’s economic base. Net tax supported debt per capita is above average at $1,921 and 5.3% of personal income, above the Moody’s medians of $1,012 and 2.5%, respectively. For the twelve months ending May 31, 2015, Kentucky issued $3.7 billion in municipal bonds, representing a 10% gross issuance decrease from the twelve months ended May 31, 2014.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

Michigan’s economic recovery has strengthened over the last year and though job growth overall is still behind the U.S., auto manufacturing and health care hiring are projected to remain strong through 2015. Strong domestic auto sales have incrementally bolstered growth over the past five years and an uptick in the sales of light-trucks is expected to directly benefit hiring in southeastern Michigan this year. To a large extent, the Michigan economy remained tied to events in the auto industry, as the “Big Three” (General Motors, Ford and Chrysler) continued to rank among the state’s five largest employers. Overall, Michigan remained heavily reliant on manufacturing, which represented 13.5% of employment in the state, compared with 8.8% nationally. As of May 2015, Michigan’s unemployment rate was 5.5%, down from 7.5% a year prior. Favorably, the state’s labor force participation rate has remained stable as unemployment has improved, indicating a real improvement in job growth. Following the peak in housing prices in mid-2006, home prices in Michigan declined dramatically and the inventory of foreclosed homes remained elevated in many of the state’s hardest-hit metropolitan areas, including Detroit, Warren and Flint. Improvement in the state economy has brought some recuperation in the housing market. After steep gains over 2013, housing price appreciation saw continued, but slower growth. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in Detroit rose 4.3% over the twelve months ended April 2015 (most recent data available at the time this report was prepared), in line with the national average increase of 4.9%. On the fiscal front, Michigan’s budgetary performance over the last two years has been impressive. As revenues improved, the state demonstrated a commitment to rebuild reserves. For Fiscal 2014, Michigan’s $49 billion budget was structurally balanced and did not require major expenditure cuts or borrowing. Although the state appropriated $75 million to the state’s reserve fund in Fiscal 2014, $194.8 million was withdrawn to fund the state’s contribution to the Detroit bankruptcy settlement. At year end the reserve fund balance stood at $386.2 million. Beginning in 2015 this withdrawal will be repaid with annual deposits from tobacco settlement revenues and the fiscal 2015 budget provides for a $94 million contribution. The state’s adopted $54.5 billion budget for Fiscal 2016 represents about a 3% spending increase over the prior year. The spending plan includes additional funds for transportation, K-12 and higher education and a $95 million contribution to the state’s reserve fund. By fiscal year end 2016, the reserve balance is projected to be nearly $600 million. The state’s improved financial and cash position has positively eliminated the need for cash flow borrowing. As of June 2015 (subsequent to the close of this reporting period), Moody’s and S&P rated Michigan general obligation (GO) debt at Aa2 and AA-, respectively. Both agencies revised their outlook for the state to positive in 2013. During the twelve months ended May 31, 2015, municipal issuance in Michigan totaled $11.9 billion, a gross issuance increase of 101.8% from the twelve months ended May 30, 2014.

Missouri’s economic recovery continues to lag national economic growth. For 2014, national GDP grew 2.2% and outpaced Missouri’s GDP growth rate of 0.9%, which ranked as the 35th slowest growing state. As of May 2015, Missouri’s unemployment rate of 5.8% remained above the national unemployment rate of 5.5%, but state unemployment improved from the state’s 6.1% unemployment rate as of May 2014. Job growth was driven by gains in the manufacturing, professional and business services, education and health services, and government sectors. Missouri’s state exports also improved in 2014, with exports increasing 9.3% from 2013. Export gains were driven by gains in motor vehicles and trade growth with Missouri’s two largest trading partners, Canada and Mexico. For Fiscal 2016, the balanced Missouri state budget of $26.1 billion is 1.1% lower than the Fiscal 2015 budget of $26.4 billion, but the Fiscal 2016 budget increased K-12 education funding from $3.15 billion to $3.22 billion. As of June 2015, Moody’s, S&P and Fitch rated Missouri general obligation debt at Aaa/AAA/AAA, respectively, with stable outlooks. For the twelve months ended May 31, 2015, municipal issuance in Missouri totaled $5.7 billion, representing a 12% gross issuance decrease from the twelve months ended May 31, 2014.

Ohio’s economy has been growing at a moderate rate for the past two years due to strong auto sales and increasing demand in the health care industry. As of May 2015, the state’s unemployment rate was 5.2%, compared with the national rate of 5.5%. Manufacturing is the largest of Ohio’s major employment sectors and the state continued to be a leading producer of steel and autos. Like other manufacturing-heavy states, Ohio tends to have a somewhat more cyclical economy than the nation as a whole. The state has experienced a small boom in oil and gas production, due largely to hydraulic fracturing in the Utica shale field in the Appalachian Basin. The recent decline in natural gas prices has caused the number of active rotary rigs to fall sharply. Over the long term, the Utica Shale is expected to remain a growth driver for the state. The housing market in Ohio is experiencing some weakness, as it is in much of the Midwest. According to the S&P/Case-Shiller Index of prices in 20 major metropolitan areas, housing prices in Cleveland posted a year-over-year increase of 1.3% as of April 2015 (most recent data available at the time this report was prepared) compared with the national average increase of 4.9%. On the fiscal front, Ohio has seen revenue recovery in line with its economic recovery. Fiscal year-to-date (through Feb 2015) General Fund tax receipts are 4.2% higher than the prior year-to-date collections. Income

8	Nuveen Investments

and sales taxes now make up more than half the state’s general fund revenues. In Fiscal 2013, Ohio fully funded its budget stabilization fund to its statutory maximum for the first time since 2000. The current balance in the state’s Budget Stabilization Fund is $1.47 billion, which is the maximum limit. The governor’s proposed biennium budget for the 2015-2016 fiscal years continues a trend from prior budgets by calling for further reductions in the personal income tax rate and the taxes paid by small businesses. The reductions would be paid for in part by increases in the rates of the sales tax and cigarette tax, and a revamping of Ohio’s severance tax on oil and natural gas. As of March 2015, Moody’s and S&P rated Ohio GO debt at Aa1 and AA+, respectively, with stable outlooks. For the twelve months ended May 31, 2015, municipal issuance in Ohio totaled $11.1 billion, a gross issuance increase of 26.5% compared with the twelve months ended May 31, 2014.

Wisconsin’s economic recovery continued in 2014, but several metrics fell slightly behind the U.S. Last year the state’s economy expanded at a rate of 1.0%, below the national growth rate of 2.2%, ranking Wisconsin 32nd in terms of GDP growth by state. The state forecasts moderate employment growth exceeding 2% for the current year led by manufacturing and service jobs. Favorably, manufacturing job growth and has buoyed Wisconsin’s economic progress post-recession. Though the state’s economy has diversified, manufacturing still accounts for 16.3% of employment in the state, compared to the national average of 8.8%. Wisconsin’s unemployment rate typically trends below the nation and as of May 2015 was 4.6% (compared to 5.5% nationally). As of 2014, the most recent data available, the state ranked 26th with per capita income at 96.7% of the nation. Wisconsin enacted a two-year budget for Fiscal Year 2014 and 2015, which was balanced assuming 5% revenue growth and use of the budget surplus generated in Fiscal 2012-2013. Revenues estimates have been revised down several times, but through April 2015 are still projected to be up 3.3% year-to-date for the current fiscal year. The state is expected to make expenditure adjustments to account for lower revenues and end with balanced operations. Wisconsin has made some progress rebuilding reserves and currently has nearly $280 million available in its budget stabilization fund to offset revenue shortfalls. The state’s proposed biennium budget for Fiscal 2016 and 2017 again relies on modest expenditure reductions and aggressive revenue growth assumptions, which could require future mid-year adjustments. Wisconsin’s debt levels remain above average. Wisconsin is ranked 13th among states with tax supported debt per capita at $1,889, above the national median of $1,012. Debt as a percentage of personal income is 4.2%, also above the national median of 2.5%. Wisconsin’s high debt ratios are partially attributed to its issuance of $1.8 billion in 2003 to fund the State’s pension liability. As a result, the state has no unfunded pension liability. As of June 2015, Wisconsin’s general obligation debt carried ratings of Aa2 from Moody’s and AA from S&P. Moody’s revised their outlook on the state to positive in November 2014. For the twelve months ended May 31, 2015, Wisconsin issued $6.7 billion of municipal bonds, a gross issuance increase of 29% from the twelve-month period ended May 31, 2014.

How did the Funds perform during the twelve-month reporting period ended May 31, 2015?

The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the applicable one-year, five-year, ten-year and since-inception periods ended May 31, 2015. The returns for each Fund’s Class A Shares at net asset value (NAV) are compared to the performance of a corresponding market index and Lipper classification average.

During the reporting period, the Class A Shares at NAV of all six Funds outperformed the S&P Municipal Bond Index as well as their respective Lipper classification average.

What strategies were used to manage the Funds during the reporting period ended May 31, 2015 and how did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen Asset Management. Our municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen Asset Management’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen Kansas Municipal Bond Fund

For the twelve months ended May 31, 2015, the Nuveen Kansas Municipal Bond Fund outperformed the S&P Municipal Bond Index. Duration positioning contributed to the Fund’s results. Throughout the reporting period, the Fund’s duration was longer than that of the benchmark, meaning we were able to disproportionately benefit as interest rates fell across most of the yield curve.

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

Even more of the Fund’s outperformance, however, stemmed from favorable credit quality positioning. As credit spreads narrowed, meaning that investors were willing to take on more credit risk in exchange for income, our underweighting in high quality bonds, especially those with AA credit ratings, proved helpful, as did our overweighting in lower investment grade bonds and non-rated issues. Nuveen portfolios regularly tend to be overweighted in lower rated bonds because of our emphasis on disciplined credit research as a source of value for shareholders.

Favorable security selection also contributed, with several non-rated holdings performing especially well. For example, bonds for the Via Christi Health System rose in price after the issuer pre-refunded the debt, immediately resulting in higher credit quality for the bonds. A strong performing inverse floating rate hospital bond for Sisters of Charity of Leavenworth, higher education bonds for Tabor College and bonds for the YMCA of Topeka also helped results.

The Fund also benefited from the relative performance of Kansas school district bonds, as well as a small allocation to tax-exempt general obligation bonds issued by the U.S. territory of Guam, which offer triple exemption (i.e., exemption from most federal, state and local taxes). These latter holdings performed well, as investors sought higher quality territorial paper in light of Puerto Rico’s serious credit challenges.

At the end of the reporting period, 2.7% of the portfolio was held in bonds associated with Puerto Rico. None of our positions, however, was a direct obligation of the territory’s government. At the end of the reporting period, we owned Puerto Rico tobacco bonds, which were backed by industry revenues and performed especially well; Housing Finance Authority bonds, secured by payments of the U.S. government; bonds for Auxilio Mutuo Hospital and an insured infrastructure bond issue.

In contrast, the Fund’s sector positioning detracted overall. Compared with the index, we were underweighted in tollroad, higher education and corporate-backed industrial development bonds, given limited issuance of these types of credits in the Kansas marketplace. The relative lack of availability left us unable to fully participate in the sectors’ gains. On the positive side, overweighting the strong performing hospital sector proved beneficial.

During the reporting period, the Fund’s investment inflows only moderately exceeded outflows, most of which consisted of proceeds from bond calls. This allowed us to keep the Fund fully invested while remaining selective about the credits we chose to buy. Interest rates remained historically low throughout the reporting period but drifted upward over time. In this environment, bond calls increased, as municipal issuers were eager to refinance debt in anticipation of higher future rates.

With the call proceeds, we purchased student housing bonds for Wichita State University and sales tax bonds for International Speedway. We also added to our position in bonds for Presbyterian Manors, a senior living facility. In addition, we invested in tax-exempt bonds of Guam and U.S. Virgin Island, while reducing the Fund’s allocation in sales tax bonds associated with Puerto Rico.

Coming into the reporting period, the Fund’s duration was slightly longer than our internal target and we remained comfortable with this interest rate positioning. Over the course of the reporting period, however, we did allow the Fund’s duration to drift downward with the market, as we thought it would be prudent to modestly reduce interest rate risk. To keep duration within our desired range, new bond purchases emphasized the intermediate- and longer-dated portions of the yield curve.

Nuveen Wisconsin Municipal Bond Fund

The Nuveen Wisconsin Municipal Bond Fund outpaced the S&P Municipal Bond Index, for the twelve month reporting period ended May 31, 2015. Favorable duration positioning was one factor behind the relative outperformance. Specifically, we maintained a duration longer than that of the index, which proved helpful, as interest rates on most portions of the yield curve declined over the course of the period.

Credit quality positioning also added value. The Fund was underweighted in high quality bonds, specifically those with a credit rating of AA, while overweighting bonds with credit ratings of A and below as well as non-rated bonds. Lower rated bonds continued to benefit from narrowing credit spreads, meaning yield seeking investors were willing to accept more credit risk in exchange for income.

Sector allocation and bond selection were additional positives. The Fund was significantly underweighted in Wisconsin general obligation (GO) bonds, which make up most of the value of the state’s municipal marketplace. Because these securities are not exempt

10	Nuveen Investments

from Wisconsin state income tax, we do not tend to own them. This positioning proved helpful given the category’s underperformance relative to the national municipal bond index. At the same time, we maintained a small allocation to Guam GO debt, which outperformed the index amid improving credit quality. Guam issued paper also benefited from increased demand in light of Puerto Rico’s credit troubles. At the end of the reporting period, the Fund had only modest exposure to bonds associated with Puerto Rico, including no direct government obligations.

Overweighting hospital and senior living facility bonds also contributed to performance, as did additional exposure to multi-family housing bonds. Positions in Guam and U.S. Virgin Islands utility bonds further helped, as these holdings significantly outperformed the national index.

In contrast, the Fund was overweighted in dedicated sales-tax bonds, which we regularly emphasize in the Fund because they represent the largest available pool of fully tax-exempt Wisconsin bonds. Because this sector underperformed the national index for the twelve-month reporting period, however, our increased exposure hampered relative performance.

In managing the Wisconsin Fund, our primary goal is to keep a sufficiently diversified portfolio of Wisconsin municipal bonds while maximizing the number of holdings that are exempt from both state and federal income tax. As we mentioned, many of the bonds coming to market in Wisconsin lack a state tax exemption. Accordingly, we may invest in state-taxable bonds, but only when we determine that the additional yield more than offsets the tax liabilities our shareholders will face.

When making new purchases during the reporting period, we were particularly active in the health care sector, both because of our significant research capabilities in this area and the large and diverse universe of Wisconsin health care issuers. We added bonds of Rogers Memorial Hospital, Dickson Hollow senior living facility, Woodland Hills senior living facility, Fort Health Care, Bellin Memorial Hospital and Aspirus Health Care. Other purchases included territorial bonds of Guam and the U.S. Virgin Islands, as well as a variety of smaller portfolio additions.

We generally favored bonds with intermediate and longer durations to keep the portfolio’s duration in our desired range. As the reporting period progressed, we allowed duration to drift slightly downward along with the overall market, reflecting our awareness that interest rates have been historically low for some time.

Nuveen Kentucky Municipal Bond Fund

The Nuveen Kentucky Municipal Bond Fund outperformed the S&P Municipal Bond Index during the twelve-month reporting period. Sector selection was the biggest contributor to relative results in that time frame, especially an overweighting in health care bonds. Investors’ appetite for higher yielding securities helped the health care sector outpace most other categories in the municipal bond marketplace. However, the Fund’s overweighting in pre-refunded securities, which are of high quality, hurt relative results.

Duration positioning, which reflects the Fund’s interest rate sensitivity, also produced favorable results. The Fund maintained an underweighted position in shorter duration securities, which underperformed other portions of the municipal yield curve.

Security selection gave the Fund a meaningful boost as well. We invested in tender option bonds (TOBs) inverse floating rate securities linked to Kentucky Infrastructure Authority Wastewater and Drinking Water long duration bonds. TOBs are derivative contracts we use in an attempt to increase distributable income and enhance total return by adding a small amount of leverage. They performed well as long term rates declined.

In contrast, ratings allocation detracted from results, particularly our underweighting in bonds rated below investment grade. These bonds, which were buoyed by investors’ robust demand for yield amid low interest rates, outperformed higher quality securities, in which the Fund was overweighted.

Purchases were relatively muted during the reporting period, given the lack of supply of newly issued bonds in Kentucky. Among our noteworthy additions were an intermediate duration electric utility bond, a local appropriation bond, which depends on an appropriation of general funds and a higher education bond for the University of Kentucky. We funded these purchases primarily through the sales of a pre-refunded bond and a highly rated, short duration security with limited return prospects.

Nuveen Investments	11

Portfolio Managers’ Comments (continued)

The portfolio continued to hold a credit default swap on the debt obligations of the U.S. territory of Puerto Rico. There is a correlation between the credit quality of Puerto Rico bonds and that of the overall high yield municipal bond market. Given that this portfolio regularly maintains a meaningful stake in BBB rated and below investment grade bonds, we viewed this as a method to reduce the portfolio’s overall risk while continuing to take advantage of opportunities to invest in the lower quality portion of the market. During the reporting period, the swaps had a negligible impact on performance.

Nuveen Michigan Municipal Bond Fund

The Nuveen Michigan Municipal Bond Fund outperformed the S&P Municipal Bond Index during the twelve-month reporting period, reflecting both the stronger performance of Michigan bonds relative to most other states and the Fund’s advantageous security selection, sector allocation and duration positioning.

Michigan bonds were among the national municipal market’s best performers, due to improved investor sentiment as the state’s economy strengthened and Detroit emerged from bankruptcy. Against that backdrop, favorable security selection was the primary contributor to the Fund’s outperformance. Most notably, the Fund benefited from its stake in insured Detroit water and sewer bonds, which staged a sizable recovery from depressed levels.

Duration positioning was another helpful factor behind the Fund’s results, particularly an underweighting in shorter duration securities. These bonds did not rally as much as other parts of the yield curve.

Sector and ratings allocation also worked to the Fund’s benefit. The Fund’s overweighting in health care bonds, a comparatively high yielding sector, provided a large boost. However, sector driven outperformance was somewhat hampered by the Fund’s relative overweighting in pre-refunded bonds, which are of high credit quality. The Fund was underweighted in AAA rated securities, which added value given that investors favored lower rated, higher yielding investments throughout much of the reporting period.

During the reporting period, we sold a number of bonds issued in Southeast Michigan. Because most of these issues had appreciated to what we believed were fair values, we took advantage of favorable market conditions to lock in attractive prices and look for more appealing opportunities. Specifically, we sold some of the Fund’s positions in Wayne County general obligation bonds, Detroit Public School state-aid bonds and Detroit water and sewer bonds.

We used the proceeds from those sales to purchase securities in other parts of the state. Among our more notable purchases were Holland electric utility bonds, Grand Rapids water and sewer bonds, Kent County and Muskegon general obligation bonds, health care bonds issued by MidMichigan Health and Sparrow Hospital and education bonds issued by Michigan Technological University.

Given the Fund’s exposure to BBB rated and below investment grade bonds, we held a credit default swap on the U.S. territory of Puerto Rico. This derivative security allowed us to maintain lower quality Michigan bonds while simultaneously reducing the portfolio’s credit risk. During the reporting period, this position had a negligible impact on performance.

Nuveen Ohio Municipal Bond Fund

The Nuveen Ohio Municipal Bond Fund outperformed the S&P Municipal Bond Index during the twelve-month reporting period, helped in large part by security selection. Specifically, the Fund’s holdings in tender option bonds (TOBs) were contributors. These longer duration, higher yielding derivative securities performed well in light of investors’ preference for bonds with those structures. We used TOBs to help bolster distributable income and total return through a small amount of leverage.

Duration positioning was also beneficial, with the Fund’s overweighting in short term securities proving especially helpful. Ratings allocation was similarly favorable, although sector allocation produced mixed, but positive results. The Fund’s underweighting in AAA rated securities added value, given that investors tended to favor lower rated, higher yielding investments.

In terms of sector allocation, the Fund’s overweighting in health care bonds helped, as they performed well given investors’ strong appetite for higher yielding bonds. In contrast, the Fund’s overweighting in pre-refunded securities hurt. These bonds, which carry the highest credit quality available in the municipal market, lagged as higher yielding alternatives experienced greater demand.

12	Nuveen Investments

During the reporting period, we were active in buying bonds, primarily using bond call proceeds to fund these purchases. Unlike in many other states, there was ample supply of newly issued bonds in Ohio, allowing us to buy securities we liked at prices we found attractive. One of our most notable purchases was a newly issued Baa2 rated bond to fund the Portsmouth Bypass. The Ohio Department of Transportation’s first public-private partnership, allows the private sector to build and pay for the project, while the state repays the contractors over time. We were also active in various other categories, including highly rated dedicated-tax bonds issued in the Cleveland area, an A1 rated electric utility bond issue, two Ohio Turnpike bonds, intermediate dated Columbus water and sewer securities, Franklin County bonds and securities issued by Kenyon College.

On the sale side, we eliminated our remaining holdings in Wittenberg University, given our concern about the credit outlook for this small, tuition dependent college. We also sold some short-term securities we had used to temporarily invest proceeds from some called bonds.

To help reduce the portfolio’s overall risk while still capitalizing on opportunities among lower quality Ohio bonds, we held a credit default swap on Puerto Rico debt. This position had a negligible impact on performance.

Nuveen Missouri Municipal Bond Fund

For the twelve months ended May 31, 2015, the Nuveen Missouri Municipal Bond Fund outpaced the S&P Municipal Bond Index. Favorable yield curve positioning was the primary factor behind the relative outperformance. During this reporting period, longer dated securities generally outperformed their shorter dated counterparts. This was positive for the Fund, given our overweighting to bonds with longer maturities and reduced allocation to shorter bonds.

Credit quality positioning also had a positive performance impact. Our relative overweighting in BBB rated and non-rated securities was helpful, as was an underweighting in bonds with the highest credit ratings of AAA and AA. Over the twelve-month reporting period, lower rated bonds tended to outperform higher rated issues, as investors proved willing to accept gradually more credit risk in exchange for higher levels of income.

On a sector basis, the Fund benefited from an overweighting in health care bonds, including both hospital and life care issuers. This sector significantly outperformed the index, making our additional exposure here a meaningful positive. A negative factor was an overweighting in pre-refunded bonds, which were hindered by their high credit quality and short maturities.

In managing the portfolio, we experienced modest investment inflows throughout the period, and most of our purchases were funded by the combination of bond calls, maturities and new shareholder investment activity, rather than through extensive selling. One of our more notable bond sales came last July, when we further reduced the Fund’s exposure to debt associated with the U.S. territory of Puerto Rico. At period end, 1% of the portfolio was held in insured Puerto Rico senior lien sales tax revenue bonds (COFINA).

New purchases took place across a variety of sectors and credit quality segments, as we were able to take advantage of sufficiently diverse supply in the Missouri marketplace during the reporting period. We continued to overweight lower rated bonds, as this is where we believe we can add the most value for shareholders over time through disciplined credit research. Our purchases emphasized maturities of 15 to 25 years, as many of the longer dated bonds coming to market in the state did not have our desired structural characteristics.

An Update Involving Detroit and Puerto Rico

As noted in the previous Shareholder Fund Report, we continued to monitor two situations in the broader municipal market for any impact on the Funds’ holdings and performance regarding the ongoing economic problems of Puerto Rico and the City of Detroit’s bankruptcy case. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). However, Puerto Rico’s continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico general obligation debt currently is rated Caa3/CCC-/CC (below investment grade) by Moody’s, S&P and Fitch, respectively, with negative outlooks.

Nuveen Investments	13

Portfolio Managers’ Comments (continued)

Puerto Rico’s Governor, Alejandro García Padilla, recently announced a major shift in his administration’s long-standing position on the government’s commitment to debt repayment, declaring the Commonwealth’s “debt is not payable” and Puerto Rico will no longer borrow to address annual budget deficits. The Commonwealth plans to meet with various creditors and bondholders over the next few months to attempt to negotiate a comprehensive debt restructuring or postponement of debt service payments. The likelihood of reaching consensus is questionable and the process will likely take several months to unfold. Puerto Rico commenced discussions with creditors with a public presentation in mid-July, but no details were provided. The governor has appointed a working group to develop a comprehensive five-year fiscal plan, which will include recommendations for fiscal adjustments (budget cuts), structural and institutional reforms and debt restructuring. The plan must be presented to the governor by August 30, 2015 and legislative measures to enact the plan are to be passed by October 1. A Puerto Rico public corporation failed to make a scheduled transfer on July 15, 2015 (subsequent to the close of this reporting period), for an annual appropriation debt service payment due August 1, 2015. The payment was not included in the FY2016 budget, so the failure to make the transfer was somewhat expected. The August 1 debt service payment from the trustee to bondholders is expected to be missed.

On July 12, 2015, a federal appeals court confirmed a lower court’s decision finding Puerto Rico’s Debt Recovery Act to be unconstitutional. This eliminates a path to debt restructuring the Commonwealth had hoped to be able to pursue. Puerto Rico’s non-voting Representative in Congress introduced legislation that would make chapter 9 bankruptcy available to the Commonwealth’s public corporations earlier this year and a congressional committee hearing was held on February 26, 2015. A companion bill was introduced in the U.S. Senate on July 15, 2015. Thus far, authorizing chapter 9 for Puerto Rico has gained support from Democrats in the House and Senate, but Republican support has not yet materialized.

In light of the evolving economic situation in Puerto Rico, Nuveen’s credit analysis of the Commonwealth had previously considered the possibility of a default and restructuring of public corporations and we adjusted our portfolios to prepare for such an outcome, although no such default or restructuring has occurred to date. The Nuveen complex’s entire exposure to obligations of the government of Puerto Rico and other Puerto Rico issuers totaled 0.34% of assets under management as of May 31, 2015. As of May 31, 2015, Nuveen’s limited exposure to Puerto Rico generally was invested in bonds that were insured, pre-refunded (and therefore backed by securities such as U.S. Treasuries), or tobacco settlement bonds. Overall, the small size of our exposures meant that our Puerto Rico holdings had a negligible impact on performance.

The second situation that we continued to monitor was the City of Detroit’s filing for chapter 9 in federal bankruptcy court in July 2013. Burdened by decades of population loss, changes in the auto manufacturing industry and significant tax base deterioration, Detroit had been under severe financial stress for an extended period prior to the filing. Before Detroit could exit bankruptcy, issues surrounding the city’s complex debt portfolio, numerous union contracts, significant legal questions and more than 100,000 creditors had to be resolved. By October 2014, all of the major creditors had reached an agreement on the city’s plan to restructure its $18.5 billion of debt and emerge from bankruptcy on November 7, 2014. The U.S. Bankruptcy Court approved the city’s bankruptcy exit plan, thereby erasing approximately $7 billion in debt. The settlement plan also provided for $1.7 billion to be reinvested in the city for improved public safety, blight removal and upgraded basic services.

In August 2014, Detroit announced a tender offer for the city’s water and sewer bonds, aimed at replacing some of the $5.2 billion of existing debt with lower cost bonds. Approximately $1.5 billion in existing water and sewer bonds were returned to the city by investors under the tender offer, which enabled Detroit to issue new water and sewer bonds, resulting in savings of $250 million over the life of the bonds. The city also raised about $150 million to finance sewer system improvements. As part of the deal, Detroit water and sewer bonds also were permanently removed from the city’s bankruptcy case, which led to a rally in the bonds’ price.

14	Nuveen Investments

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds’ exposure to volatility and interest rate risk.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of May 31, 2015, the Funds had positive UNII balances for tax purposes and positive UNII balances for financial reporting purposes.

All monthly dividends paid by the Funds during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6—Income Tax Information within the Notes to Financial Statements of this report.

Nuveen Investments	15

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16	Nuveen Investments

Fund Performance, Expense Ratios

and Effective Leverage Ratios

The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Nuveen Investments	17

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Kansas Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of May 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	4.63%	4.93%	4.39%
Class A Shares at maximum Offering Price	0.21%	4.03%	3.94%
S&P Municipal Bond Index	3.25%	4.72%	4.51%
Lipper Other States Municipal Debt Funds Classification Average	3.25%	3.81%	3.66%

Class C2 Shares	4.07%	4.36%	3.83%
Class I Shares	4.84%	5.14%	4.60%

	Average Annual
	1-Year	Since Inception
Class C Shares	3.75%	6.29%

Average Annual Total Returns as of June 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	4.25%	4.85%	4.31%
Class A Shares at maximum Offering Price	(0.17)%	3.95%	3.86%
Class C2 Shares	3.79%	4.27%	3.74%
Class I Shares	4.56%	5.06%	4.52%

	Average Annual
	1-Year	Since Inception
Class C Shares	3.47%	5.67%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.86%	1.66%	1.41%	0.66%

Effective Leverage Ratio as of May 31, 2015

Effective Leverage Ratio	6.64%

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Nuveen Investments	19

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Kentucky Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of May 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	3.46%	4.38%	4.01%
Class A Shares at maximum Offering Price	(0.91)%	3.48%	3.57%
S&P Municipal Bond Index	3.25%	4.72%	4.51%
Lipper Other States Municipal Debt Funds Classification Average	3.25%	3.81%	3.66%

Class C2 Shares	2.82%	3.81%	3.44%
Class I Shares	3.69%	4.60%	4.22%

	Average Annual
	1-Year	Since Inception
Class C Shares	2.57%	4.68%

Average Annual Total Returns as of June 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	3.19%	4.35%	3.94%
Class A Shares at maximum Offering Price	(1.18)%	3.47%	3.49%
Class C2 Shares	2.64%	3.78%	3.37%
Class I Shares	3.41%	4.56%	4.15%

	Average Annual
	1-Year	Since Inception
Class C Shares	2.38%	4.24%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.80%	1.60%	1.35%	0.60%

Effective Leverage Ratio as of May 31, 2015

Effective Leverage Ratio	8.64%

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Nuveen Investments	21

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Michigan Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of May 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	4.28%	4.85%	4.17%
Class A Shares at maximum Offering Price	(0.12)%	3.96%	3.73%
S&P Municipal Bond Index	3.25%	4.72%	4.51%
Lipper Other States Municipal Debt Funds Classification Average	3.25%	3.81%	3.66%

Class C2 Shares	3.75%	4.29%	3.60%
Class I Shares	4.49%	5.06%	4.38%

	Average Annual
	1-Year	Since Inception
Class C Shares	3.49%	5.88%

Average Annual Total Returns as of June 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	3.89%	4.82%	4.09%
Class A Shares at maximum Offering Price	(0.50)%	3.93%	3.64%
Class C2 Shares	3.27%	4.24%	3.51%
Class I Shares	4.10%	5.04%	4.29%

	Average Annual
	1-Year	Since Inception
Class C Shares	3.01%	5.30%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.84%	1.64%	1.40%	0.65%

Effective Leverage Ratio as of May 31, 2015

Effective Leverage Ratio	1.85%

22	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Nuveen Investments	23

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Missouri Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of May 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	3.48%	5.02%	4.37%
Class A Shares at maximum Offering Price	(0.89)%	4.13%	3.93%
S&P Municipal Bond Index	3.25%	4.72%	4.51%
Lipper Other States Municipal Debt Funds Classification Average	3.25%	3.81%	3.66%

Class C2 Shares	2.94%	4.45%	3.80%
Class I Shares	3.79%	5.23%	4.58%

	Average Annual
	1-Year	Since Inception
Class C Shares	2.59%	5.08%

Average Annual Total Returns as of June 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	3.28%	4.95%	4.29%
Class A Shares at maximum Offering Price	(1.10)%	4.06%	3.85%
Class C2 Shares	2.74%	4.38%	3.72%
Class I Shares	3.59%	5.17%	4.50%

	Average Annual
	1-Year	Since Inception
Class C Shares	2.48%	4.55%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.80%	1.60%	1.35%	0.60%

Effective Leverage Ratio as of May 31, 2015

Effective Leverage Ratio	0.50%

24	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Nuveen Investments	25

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Ohio Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of May 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	3.84%	4.72%	4.24%
Class A Shares at maximum Offering Price	(0.48)%	3.82%	3.79%
S&P Municipal Bond Index	3.25%	4.72%	4.51%
Lipper Ohio Municipal Debt Funds Classification Average	3.18%	3.93%	3.67%

Class C2 Shares	3.27%	4.13%	3.67%
Class I Shares	4.07%	4.94%	4.45%

	Average Annual
	1-Year	Since Inception
Class C Shares	3.06%	5.30%

Average Annual Total Returns as of June 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	3.62%	4.69%	4.15%
Class A Shares at maximum Offering Price	(0.70)%	3.79%	3.71%
Class C2 Shares	3.05%	4.13%	3.59%
Class I Shares	3.85%	4.92%	4.37%

	Average Annual
	1-Year	Since Inception
Class C Shares	2.84%	4.75%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.81%	1.60%	1.36%	0.60%

Effective Leverage Ratio as of May 31, 2015

Effective Leverage Ratio	5.71%

26	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Nuveen Investments	27

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Wisconsin Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of May 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	4.72%	4.54%	4.16%
Class A Shares at maximum Offering Price	0.31%	3.64%	3.72%
S&P Municipal Bond Index	3.25%	4.72%	4.51%
Lipper Other States Municipal Debt Funds Classification Average	3.25%	3.81%	3.66%

Class C2 Shares	4.18%	3.97%	3.59%
Class I Shares	4.94%	4.76%	4.36%

	Average Annual
	1-Year	Since Inception
Class C Shares	3.91%	6.96%

Average Annual Total Returns as of June 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	4.41%	4.51%	4.08%
Class A Shares at maximum Offering Price	0.00%	3.62%	3.64%
Class C2 Shares	3.77%	3.93%	3.50%
Class I Shares	4.54%	4.72%	4.27%

	Average Annual
	1-Year	Since Inception
Class C Shares	3.51%	6.22%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.89%	1.69%	1.44%	0.68%

Effective Leverage Ratio as of May 31, 2015

Effective Leverage Ratio	3.69%

28	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Nuveen Investments	29

Yields as of May 31, 2015

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the fund on an after-tax basis at a specified tax rate. If the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the Fund’s Taxable-Equivalent Yield would be lower.

Nuveen Kansas Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.52%	2.91%	3.13%	3.87%
SEC 30-Day Yield	2.30%	1.60%	1.85%	2.59%
Taxable-Equivalent Yield (31.3%)[2]	3.35%	2.33%	2.69%	3.77%

Nuveen Kentucky Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.47%	2.82%	3.09%	3.84%
SEC 30-Day Yield	1.64%	0.92%	1.17%	1.91%
Taxable-Equivalent Yield (32.3%)[2]	2.42%	1.36%	1.73%	2.82%

Nuveen Michigan Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.38%	2.75%	3.01%	3.74%
SEC 30-Day Yield	1.94%	1.22%	1.48%	2.22%
Taxable-Equivalent Yield (31.1%)[2]	2.82%	1.77%	2.15%	3.22%

Nuveen Missouri Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.51%	2.88%	3.14%	3.88%
SEC 30-Day Yield	2.29%	1.60%	1.85%	2.59%
Taxable-Equivalent Yield (32.3%)[2]	3.38%	2.36%	2.73%	3.83%

30	Nuveen Investments

Nuveen Ohio Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.40%	2.77%	2.98%	3.76%
SEC 30-Day Yield	2.12%	1.42%	1.67%	2.41%
Taxable-Equivalent Yield (31.5%)[2]	3.09%	2.07%	2.44%	3.52%

Nuveen Wisconsin Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.47%	2.84%	3.06%	3.83%
SEC 30-Day Yield	2.50%	1.81%	2.07%	2.81%
Taxable-Equivalent Yield (32.5%)[2]	3.70%	2.68%	3.07%	4.16%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate as shown in the respective table above.

Nuveen Investments	31

Holding

Summaries as of May 31, 2015

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Nuveen Kansas Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	103.2%
Other Assets Less Liabilities	1.4%
Net Assets Plus Floating Rate Obligations	104.6%
Floating Rate Obligations	(4.6)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Health Care	23.8%
Tax Obligation/Limited	21.7%
Tax Obligation/General	13.6%
Utilities	12.2%
U.S. Guaranteed	7.7%
Education and Civic Organizations	7.2%
Long-Term Care	6.9%
Other	6.9%
Total	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	12.5%
AA	31.4%
A	28.8%
BBB	10.8%
BB or Lower	6.0%
N/R (not rated)	10.5%
Total	100%

32	Nuveen Investments

Nuveen Kentucky Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	100.0%
Other Assets Less Liabilities	1.5%
Net Assets Plus Floating Rate Obligations	101.5%
Floating Rate Obligations	(1.5)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Health Care	25.0%
Tax Obligation/Limited	19.5%
Utilities	17.1%
U.S. Guaranteed	14.6%
Water and Sewer	8.5%
Transportation	6.8%
Education and Civic Organizations	5.3%
Other	3.2%
Total	100%

Bond Credit Quality

(% of total investment exposure)1

AAA/U.S. Guaranteed	20.3%
AA	38.7%
A	29.5%
BBB	10.8%
BB or Lower	0.1%
N/R (not rated)	0.6%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	33

Holding Summaries as of May 31, 2015 (continued)

Nuveen Michigan Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	96.7%
Other Assets Less Liabilities	3.3%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Tax Obligation/General	28.5%
Health Care	14.4%
Tax Obligation/Limited	13.0%
Water and Sewer	12.8%
U.S. Guaranteed	9.2%
Utilities	8.3%
Education and Civic Organizations	7.4%
Other	6.4%
Total	100%

Bond Credit Quality

(% of total investment exposure)1

AAA/U.S. Guaranteed	16.2%
AA	64.0%
A	12.7%
BBB	2.9%
BB or Lower	3.5%
N/R (not rated)	0.7%
Total	100%

1	Excluding investments in derivatives.

34	Nuveen Investments

Nuveen Missouri Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	99.2%
Other Assets Less Liabilities	1.3%
Net Assets Plus Floating Rate Obligations	100.5%
Floating Rate Obligations	(0.5)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Health Care	22.6%
Tax Obligation/Limited	19.3%
Tax Obligation/General	11.9%
Education and Civic Organizations	11.7%
U.S. Guaranteed	8.9%
Long-Term Care	7.4%
Utilities	5.6%
Water and Sewer	5.2%
Other	7.4%
Total	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	13.2%
AA	35.4%
A	25.2%
BBB	16.2%
BB or Lower	1.0%
N/R (not rated)	9.0%
Total	100%

Nuveen Investments	35

Holding Summaries as of May 31, 2015 (continued)

Nuveen Ohio Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	97.0%
Other Assets Less Liabilities	3.0%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Tax Obligation/Limited	22.3%
Health Care	19.2%
Tax Obligation/General	12.4%
Water and Sewer	11.7%
Transportation	8.9%
U.S. Guaranteed	7.4%
Education and Civic Organizations	6.7%
Other	11.4%
Total	100%

Bond Credit Quality

(% of total investment exposure)1

AAA/U.S. Guaranteed	16.3%
AA	55.8%
A	15.9%
BBB	7.4%
BB or Lower	3.9%
N/R (not rated)	0.7%
Total	100%

1	Excluding investments in derivatives.

36	Nuveen Investments

Nuveen Wisconsin Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	98.9%
Other Assets Less Liabilities	1.1%
Net Assets	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	38.4%
Health Care	19.3%
Long-Term Care	8.8%
Housing/Multifamily	8.6%
Education and Civic Organizations	5.7%
U.S. Guaranteed	5.3%
Other	13.9%
Total	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	6.5%
AA	30.9%
A	29.8%
BBB	18.9%
BB or Lower	4.1%
N/R (not rated)	9.8%
Total	100%

Nuveen Investments	37

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended May 31, 2015.

The beginning of the period is December 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Kansas Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,015.20	$1,011.30	$1,013.40	$1,017.10
Expenses Incurred During Period	$4.12	$8.12	$6.88	$3.12
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.84	$1,016.85	$1,018.10	$1,021.84
Expenses Incurred During Period	$4.13	$8.15	$6.89	$3.13

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.82%, 1.62%, 1.37% and 0.62% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

38	Nuveen Investments

Nuveen Kentucky Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,009.00	$1,004.90	$1,005.40	$1,010.00
Expenses Incurred During Period	$3.96	$7.95	$6.70	$2.96
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.99	$1,017.00	$1,018.25	$1,021.99
Expenses Incurred During Period	$3.98	$8.00	$6.74	$2.97

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.79%, 1.59%, 1.34% and 0.59% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Michigan Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,010.70	$1,006.80	$1,008.10	$1,011.70
Expenses Incurred During Period	$4.21	$8.16	$6.96	$3.21
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.74	$1,016.80	$1,018.00	$1,021.74
Expenses Incurred During Period	$4.23	$8.20	$6.99	$3.23

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.84%, 1.63%, 1.39% and 0.64% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	39

Expense Examples (continued)

Nuveen Missouri Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,010.70	$1,005.80	$1,007.10	$1,011.70
Expenses Incurred During Period	$4.01	$7.95	$6.76	$3.01
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.94	$1,017.00	$1,018.20	$1,021.94
Expenses Incurred During Period	$4.03	$8.00	$6.79	$3.02

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.80%, 1.59%, 1.35% and 0.60% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Ohio Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,009.60	$1,006.60	$1,006.80	$1,011.50
Expenses Incurred During Period	$4.01	$7.95	$6.75	$3.01
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.94	$1,017.00	$1,018.20	$1,021.94
Expenses Incurred During Period	$4.03	$8.00	$6.79	$3.02

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.80%, 1.59%, 1.35% and 0.60% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

40	Nuveen Investments

Nuveen Wisconsin Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,013.50	$1,010.50	$1,011.70	$1,015.50
Expenses Incurred During Period	$4.37	$8.32	$7.12	$3.37
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.59	$1,016.65	$1,017.85	$1,021.59
Expenses Incurred During Period	$4.38	$8.35	$7.14	$3.38

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.87%, 1.66%, 1.42% and 0.67% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	41

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust IV:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Kansas Municipal Bond Fund, Nuveen Kentucky Municipal Bond Fund, Nuveen Michigan Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund, Nuveen Ohio Municipal Bond Fund and Nuveen Wisconsin Municipal Bond Fund (each a series of Nuveen Multistate Trust IV, hereafter referred to as the “Funds”) at May 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

July 28, 2015

42	Nuveen Investments

Nuveen Kansas Municipal Bond Fund

Portfolio of Investments	May 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 103.2%

	MUNICIPAL BONDS – 103.2%

	Consumer Staples – 1.4%

$1,300	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 5.250%, 6/01/32	6/17 at 100.00	B	$1,272,960

1,535	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	8/15 at 100.00	BBB	1,545,300
2,835	Total Consumer Staples			2,818,260

	Education and Civic Organizations – 7.4%

1,200	Kansas Development Finance Authority, Athletic Facilities Revenue Bonds, K-State Athletics Inc Project, Series 2011-A1, 5.000%, 7/01/28	7/16 at 100.00	A1	1,252,560

	Kansas Development Finance Authority, Athletic Facilities Revenue Bonds, K-State Athletics, Inc., Project, Series 2012B-1:
1,750	5.000%, 7/01/30	7/17 at 100.00	A1	1,876,805
1,855	5.000%, 7/01/32	7/17 at 100.00	A1	1,984,052

675	Kansas Development Finance Authority, Revenue Bonds, Kansas Board of Regents University of Kansas Medical Center Research Institute, Series 2010N, 5.000%, 4/01/29	4/20 at 100.00	AA	755,231

	Kansas Development Finance Authority, Revenue Bonds, Wichita State University Union Corporation Student Housing Project, Series 2013F-1:
1,690	5.250%, 6/01/38	6/21 at 100.00	Aa3	1,901,115
2,000	5.250%, 6/01/42	6/21 at 100.00	Aa3	2,235,480

3,355	Kansas Independent College Finance Authority, Educational Facilities Revenue Bonds, Tabor College Project, Series 2013, 5.800%, 3/01/37	3/20 at 100.00	N/R	3,475,679

1,750	Topeka, Kansas, Economic Development Revenue Bonds, YMCA Project, Refunding Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	N/R	1,833,370
14,275	Total Education and Civic Organizations			15,314,292

	Health Care – 24.6%

1,680	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L, 5.000%, 11/15/20	11/15 at 100.00	A2	1,716,103

3,950	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2010Q, 5.000%, 5/15/35	5/19 at 100.00	A2	4,261,339

5,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, KU Health System, Series 2011H, 5.125%, 3/01/39	3/20 at 100.00	A+	5,460,450

2,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2008F, 5.375%, 11/15/28	11/17 at 100.00	A2	2,132,940

3,715	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2011F, 5.250%, 11/15/29	11/19 at 100.00	A2	4,044,521

2,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2013J, 5.000%, 11/15/38	11/22 at 100.00	A2	2,128,540

8,650	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.750%, 11/15/38 (UB)	11/19 at 100.00	Aa2	9,916,274

Nuveen Investments	43

Nuveen Kansas Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$2,400	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009D, 5.000%, 11/15/29 (UB)	11/17 at 100.00	Aa2	$2,592,456

	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A:
1,000	5.000%, 1/01/23	1/20 at 100.00	AA–	1,145,550
1,515	5.000%, 1/01/40 (UB)	1/20 at 100.00	AA–	1,678,908

1,750	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 4153, 17.807%, 1/01/18 (IF)	No Opt. Call	AA–	2,506,875

3,250	Labette County Medical Center, Kansas, Revenue Bonds, Series 2007A, 5.750%, 9/01/37	9/17 at 100.00	N/R	3,318,835

	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Refunding Series 2006:
2,500	5.125%, 7/01/26	7/16 at 100.00	A1	2,565,375
500	5.125%, 7/01/36	7/16 at 100.00	A1	510,530

3,000	Manhattan, Kansas, Hospital Revenue Bonds, Mercy Regional Health Center, Inc., Refunding Series 2013, 5.000%, 11/15/29	11/22 at 100.00	A+	3,296,310

1,000	Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical Center, Series 2010A, 5.000%, 9/01/30	9/19 at 100.00	A+	1,097,330

1,500	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series 2011A, 6.000%, 7/01/33	7/21 at 100.00	A–	1,586,295

750	Salina, Kansas, Hospital Revenue Bonds, Salina Regional Medical Center, Series 2006, 4.625%, 10/01/31	4/16 at 100.00	A1	755,858
46,160	Total Health Care			50,714,489

	Housing/Multifamily – 0.5%

1,000	Puerto Rico Housing Finance Authority, Subordinate Lien Capital Fund Program Revenue Bonds, Modernization Series 2008, 5.125%, 12/01/27	12/18 at 100.00	A+	1,070,040

	Housing/Single Family – 0.3%

30	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-1, 6.950%, 6/01/29 (Alternative Minimum Tax)	No Opt. Call	Aaa	31,625

535	Sedgwick and Shawnee Counties, Kansas, Mortgage Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2006A6, 5.550%, 6/01/38 (Alternative Minimum Tax)	6/16 at 103.00	Aaa	542,490
565	Total Housing/Single Family			574,115

	Long-Term Care – 7.2%

3,125	Kansas Development Finance Authority, Revenue Bonds, Lifespace Communities, Inc., Refunding Series 2010S, 5.000%, 5/15/30	5/20 at 100.00	A	3,319,906

	Lenexa, Kansas, Health Care Facilities Revenue Bonds, Lakeview Village Inc, Refunding & Improvement Series 2007:
1,270	5.125%, 5/15/16	No Opt. Call	N/R	1,304,176
1,100	5.500%, 5/15/39	5/17 at 100.00	N/R	1,117,930

2,030	Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks Hills Retirement, Series 2007B, 5.125%, 5/15/42	5/16 at 101.00	N/R	2,040,942

2,000	Olathe, Kansas, Senior Living Facility Revenue Bonds, Aberdeen Village Inc, Refunding Series 2005A, 5.600%, 5/15/28	8/15 at 100.00	N/R	2,000,920

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

$1,540	Olathe, Kansas, Senior Living Facility Revenue Bonds, Catholic Care Campus Santa Marta, Series 2006A, 6.000%, 11/15/38	11/16 at 100.00	N/R	$1,556,108

2,500	Wichita, Kansas, Health Care Facilities Revenue Bonds, Presbyterian Manors, Series 2013IV-A, 6.375%, 5/15/43	5/23 at 100.00	N/R	2,727,700

665	Wichita, Kansas, Health Care Facilities Revenue Bonds, Presbyterian Manors, Series 2014IV-A, 5.625%, 5/15/44	5/24 at 100.00	N/R	684,019
14,230	Total Long-Term Care			14,751,701

	Tax Obligation/General – 14.0%

2,000	Allen County, Kansas Public Building Commission Revenue Bonds, Allen County Hospital Project, Series 2012, 5.150%, 12/01/36	12/22 at 100.00	A	2,159,840

1,500	Anderson County, Kansas, General Obligation Bonds, Refunding and Improvent Series 2013A, 5.000%, 8/01/33 – AGM Insured	8/23 at 100.00	AA	1,685,865

2,500	Butler and Sedgwick Counties Unified School District 385, Andover, Kansas, General Obligation Refunding and Improvement Bonds, Series 2000, 6.000%, 9/01/16 – AGM Insured	No Opt. Call	AA	2,669,200

1,000	Guam Government, General Obligation Bonds, 2009 Series A, 7.000%, 11/15/39	11/19 at 100.00	BB–	1,197,190

2,500	Guam Government, General Obligation Bonds, Series 2007A, 5.000%, 11/15/23	11/17 at 100.00	BB–	2,576,925

3,000	Johnson and Miami Counties Unified School District 230, Kansas, General Obligation Bonds, Series 2011A, 5.250%, 9/01/28	9/21 at 100.00	Aa3	3,501,000

2,250	Johnson County Unified School District 229, Blue Valley, Kansas, General Obligation Bonds, Series 2012A, 5.000%, 10/01/23 – NPFG Insured	10/22 at 100.00	Aaa	2,711,520

	Johnson County Unified School District 231, Gardner, Edgerton and Antioch, Kansas, General Obligation Bonds, Refunding & Improvement Series 2012A:
2,000	5.000%, 10/01/23	10/22 at 100.00	AA–	2,384,260
2,200	5.000%, 10/01/28	10/23 at 100.00	AA–	2,519,330

1,250	Johnson County Unified School District 512, Shawnee Mission, Kansas, General Obligation Bonds, Refunding & Improvement Series 2015, 5.000%, 10/01/34 (WI/DD, Settling 6/17/15)	10/25 at 100.00	Aaa	1,456,262

1,000	Sedgwick County Unified School District 260, Kansas, General Obligation Bonds, Refunding & School Improvement Series 2012, 5.000%, 10/01/30	10/22 at 100.00	AA–	1,164,320

2,000	Sedgwick County Unified School District 262, Kansas, General Obligation Bonds, Series 2008, 5.000%, 9/01/23 – AGC Insured	9/18 at 100.00	AA	2,223,400

2,000	Wichita, Kansas, General Obligation Bonds, Airport Series 2015C, 5.000%, 12/01/39 (WI/DD, Settling 6/01/15) (Alternative Minimum Tax)	12/25 at 100.00	AA+	2,200,820

390	Wyandotte County Unified School District 203, Piper, Kansas, General Obligation Bonds, Series 2008B, 5.500%, 9/01/28	9/18 at 100.00	AA–	438,543
25,590	Total Tax Obligation/General			28,888,475

	Tax Obligation/Limited – 22.4%

1,000	Dodge City, Kansas, Sales Tax Revenue Bonds, Series 2009, 5.000%, 6/01/34 – AGC Insured	6/19 at 100.00	AA	1,113,330

875	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	949,952

1,760	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	A	1,895,837

1,115	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34	12/19 at 100.00	BBB+	1,241,329

Nuveen Investments	45

Nuveen Kansas Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Johnson County Public Building Commission, Kansas, Lease Purchase Revenue Bonds, Series 2011A:
$1,320	4.000%, 9/01/25	9/20 at 100.00	AAA	$1,429,085
1,020	4.000%, 9/01/26	9/20 at 100.00	AAA	1,094,705
1,000	4.000%, 9/01/27	9/20 at 100.00	AAA	1,065,960
1,220	4.125%, 9/01/28	9/20 at 100.00	AAA	1,300,703
1,270	4.250%, 9/01/29	9/20 at 100.00	AAA	1,358,735

365	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Scientific Research and Development Facilities Projects, Series 2003C, 5.000%, 10/01/23 – AMBAC Insured	4/16 at 100.50	AA–	370,106

1,665	Kansas Development Finance Authority, K-State Olathe Innovation Campus Inc., Johnson County Sales Tax Revenue Bonds, Series 2009L, 5.000%, 9/01/39	9/19 at 100.00	AA	1,863,651

1,400	Kansas Development Finance Authority, Revenue Bonds, Department of Commerce Impact Program, Series 2011K, 5.000%, 12/01/20	12/19 at 100.00	AA–	1,595,006

40	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2001W, 5.000%, 10/01/17 – NPFG Insured	8/15 at 100.00	AA–	40,159

5,000	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.250%, 1/01/32 – AMBAC Insured	1/17 at 100.00	BB+	5,025,850

	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010:
55	5.200%, 4/01/20	No Opt. Call	BBB	60,760
2,350	5.900%, 4/01/32	4/20 at 100.00	BBB	2,555,296

2,775	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012, 6.000%, 12/15/32	No Opt. Call	N/R	2,765,953

1,500	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/27 – AMBAC Insured	No Opt. Call	CCC–	1,488,300

	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A:
5,000	5.000%, 10/01/32	No Opt. Call	BBB+	5,414,150
2,000	5.000%, 10/01/32 – AGM Insured	No Opt. Call	AA	2,249,040

1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/25	10/20 at 100.00	BBB	1,120,470

1,100	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32	10/22 at 100.00	BBB	1,191,113

2,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	2,183,240

2,525	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	Baa3	2,867,213

	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Kansas International Speedway Corporation Project, Refunding Series 2014:
1,370	5.000%, 12/01/25	12/24 at 100.00	A+	1,598,434
1,260	5.000%, 12/01/26	12/24 at 100.00	A+	1,459,723

1,290	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	936,398
43,275	Total Tax Obligation/Limited			46,234,498

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Transportation – 1.1%

$1,225	Virgin Islands Port Authority, Marine Revenue Bonds, Refunding Series 2014A, 5.000%, 9/01/33 (Alternative Minimum Tax)	9/24 at 100.00	BBB+	$1,318,909

945	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,035,881
2,170	Total Transportation			2,354,790

	U.S. Guaranteed – 7.9% (4)

2,000	Butler County Unified School District 402, Kansas, General Obligation Bonds, Series 2008A, 5.125%, 9/01/32 (Pre-refunded 9/01/18) – AGC Insured	9/18 at 100.00	A1 (4)	2,225,060

2,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 5.875%, 7/01/35 (Pre-refunded 7/01/15)	7/15 at 100.00	A– (4)	2,009,040

3,910	Kansas Development Finance Authority, Revenue Bonds, Department of Administration, Comprehensive Transportation Program, Series 2006A, 5.000%, 11/01/23 (Pre-refunded 11/01/16) – FGIC Insured	11/16 at 100.00	AA– (4)	4,159,067

500	Unified School District 470, Cowley County, Kansas, General Obligation Bonds, Series 2008A, 5.500%, 9/01/21 (Pre-refunded 9/01/18) – AGM Insured	9/18 at 100.00	AA (4)	569,600

4,000	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2011A-IV, 5.000%, 11/15/29 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R (4)	4,757,320

675	Wichita, Kansas, Revenue Bonds, CSJ Health System of Wichita, Inc., Series 1985-XXV, 7.200%, 10/01/15 (ETM)	10/15 at 100.00	N/R (4)	678,848

1,695	Wyandotte County Unified School District 203, Piper, Kansas, General Obligation Bonds, Series 2008B, 5.500%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (4)	1,932,690
14,780	Total U.S. Guaranteed			16,331,625

	Utilities – 12.6%

3,000	Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company, Series 2005, 4.650%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	BBB+	3,004,770

1,375	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,576,039

	Guam Power Authority, Revenue Bonds, Series 2014A:
1,000	5.000%, 10/01/32	10/24 at 100.00	AA	1,148,630
1,000	5.000%, 10/01/33	10/24 at 100.00	AA	1,146,890

1,500	Kansas Municipal Energy Agency, Power Project Revenue Bonds, Jameson Energy Center Project, Series 2013, 5.750%, 7/01/38	7/23 at 100.00	A–	1,739,355

	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A:
1,395	5.000%, 12/01/22	No Opt. Call	A3	1,568,705
1,265	5.000%, 12/01/23	12/22 at 100.00	A3	1,411,158
2,575	5.000%, 12/01/31	12/20 at 100.00	A3	2,714,127

1,595	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	7/17 at 100.00	BB+	1,598,222

2,500	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding Series 2012A, 5.000%, 9/01/32	9/22 at 100.00	A+	2,801,225

	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Series 2009A:
1,075	5.000%, 9/01/29 – BHAC Insured	3/19 at 100.00	AA+	1,198,259
3,000	5.250%, 9/01/34 – BHAC Insured	3/19 at 100.00	AA+	3,350,820

Nuveen Investments	47

Nuveen Kansas Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$1,535	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Series 2011A, 5.000%, 9/01/28	9/21 at 100.00	A+	$1,707,611

1,000	Wynadotte County-Kansas City Unified Government, Kansas, Industrial Revenue Bonds, Board of Public Utilities Office Building Complex, Series 2001, 5.000%, 5/01/21 – NPFG Insured	11/15 at 100.00	AA–	1,003,920
23,815	Total Utilities			25,969,731

	Water and Sewer – 3.8%

	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013:
500	5.250%, 7/01/33	7/23 at 100.00	A–	558,175
2,000	5.500%, 7/01/43	7/23 at 100.00	A–	2,267,560

2,000	Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Refunding Series 2011A, 5.000%, 10/01/28	10/21 at 100.00	AA–	2,285,560

2,500	Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA–	2,736,525
7,000	Total Water and Sewer			7,847,820
$195,695	Total Long-Term Investments (cost $198,840,619)			212,869,836
	Floating Rate Obligations – (4.6)%			(9,420,000)
	Other Assets Less Liabilities – 1.4%			2,788,567
	Net Assets – 100%			$206,238,403

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

48	Nuveen Investments

Nuveen Kentucky Municipal Bond Fund

Portfolio of Investments	May 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 100.0%

	MUNICIPAL BONDS – 100.0%

	Education and Civic Organizations – 5.3%

$830	Eastern Kentucky University, General Receipts Bonds, Refunding Series 2012A, 5.000%, 4/01/20	No Opt. Call	Aa3	$955,040

	Kentucky Higher Education Student Loan Corporation, Student Loan Revenue Bonds, Senior Series 2014A:
900	5.000%, 6/01/22 (Alternative Minimum Tax)	No Opt. Call	A	989,739
700	5.000%, 6/01/23 (Alternative Minimum Tax)	No Opt. Call	A	769,090
400	5.000%, 6/01/24 (Alternative Minimum Tax)	No Opt. Call	A	439,840

1,500	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University, Series 2008A, 6.000%, 5/01/38	5/18 at 100.00	Baa3	1,630,095

2,000	Louisville and Jefferson County Metropolitan Government, Kentucky, Industrial Building Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/35	10/16 at 100.00	A+	2,046,460

	University of Kentucky, General Receipts Bonds, Refunding Series 2012A:
1,435	5.000%, 5/01/19	No Opt. Call	AA	1,638,583
1,185	5.000%, 5/01/20	No Opt. Call	AA	1,377,835
2,340	5.000%, 5/01/21	No Opt. Call	AA	2,753,642

2,000	University of Kentucky, General Receipts Bonds, Series 2015A, 5.000%, 4/01/29	4/25 at 100.00	AA	2,357,200

	University of Louisville, Kentucky, Revenue Bonds, General Reciepts Series 2011A:
150	5.000%, 9/01/20	No Opt. Call	AA–	174,642
2,005	5.000%, 9/01/26	9/21 at 100.00	AA–	2,311,925

1,910	University of Louisville, Kentucky, Revenue Bonds, General Reciepts Series 2012A, 5.000%, 9/01/25	9/21 at 100.00	AA–	2,219,668
17,355	Total Education and Civic Organizations			19,663,759

	Health Care – 25.0%

3,360	Christian County, Kentucky, Hospital Revenue Refunding Bonds, Jennie Stuart Medical Center, Series 2006A, 5.500%, 2/01/36 – AGC Insured	2/18 at 100.00	AA	3,627,019

	Glasgow, Kentucky, Healthcare Revenue Bonds, T.J. Samson Community Hospital Project, Series 2011:
100	5.350%, 2/01/24	8/21 at 100.00	BBB	110,221
2,000	6.375%, 2/01/35	8/21 at 100.00	BBB	2,276,720
3,310	6.450%, 2/01/41	8/21 at 100.00	BBB	3,775,651

	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A:
3,925	5.500%, 6/01/21	6/20 at 100.00	BBB+	4,464,452
165	6.375%, 6/01/40	6/20 at 100.00	BBB+	187,331
5,150	6.500%, 3/01/45	6/20 at 100.00	BBB+	5,867,704

	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A:
1,100	5.375%, 8/15/24	8/19 at 100.00	A+	1,208,306
7,090	5.625%, 8/15/27	8/19 at 100.00	A+	7,852,600

Nuveen Investments	49

Nuveen Kentucky Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011:
$1,500	5.000%, 8/15/42	8/21 at 100.00	A+	$1,598,250
3,000	5.250%, 8/15/46	8/21 at 100.00	A+	3,244,260

10,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	10,937,500

	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Saint Elizabeth Medical Center, Series 2009A:
210	5.375%, 5/01/34	5/19 at 100.00	AA	235,313
5,010	5.500%, 5/01/39	5/19 at 100.00	AA	5,637,352

3,320	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/26	6/22 at 100.00	A+	3,703,593

7,000	Murray Hospital Facilities, Kentucky, Revenue Bonds, Murray-Calloway County Public Hospital, Series 2007, 5.125%, 8/01/37	8/17 at 100.00	Baa3	7,035,070

7,500	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41	3/21 at 100.00	A3	8,886,375

2,195	Rockcastle County, Kentucky, First Mortgage Revenue Bonds, Rockcastle Hospital and Respiratory Care Center Inc. Project, Series 2005, 5.550%, 6/01/30	6/15 at 100.00	BBB–	2,205,141

	Russell, Kentucky, Revenue Bonds, Bon Secours Health System, Series 2013:
3,300	5.000%, 11/01/22	No Opt. Call	A	3,849,120
8,000	5.000%, 11/01/26	No Opt. Call	A	9,038,400

3,250	Warren County, Kentucky, Hospital Refunding Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2013, 5.000%, 4/01/35	4/23 at 100.00	A	3,506,360

	Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2012A:
1,980	5.000%, 10/01/33	10/22 at 100.00	A	2,132,797
2,000	5.000%, 10/01/37	10/22 at 100.00	A	2,149,040
84,465	Total Health Care			93,528,575

	Housing/Multifamily – 0.3%

1,190	Kentucky Housing Corporation, Conduit Multifamily Mortgage Revenue Bonds, Florence Homes III Apartments Project, Series 2005B, 5.000%, 6/01/35 (Mandatory put 6/01/23) (Alternative Minimum Tax)	6/17 at 100.00	N/R	1,215,276

	Housing/Single Family – 1.2%

1,560	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2007N, 5.000%, 7/01/32 (Alternative Minimum Tax)	6/15 at 100.00	AAA	1,589,188

	Kentucky Housing Corporation Housing Revenue Bonds Series 2011B:
150	3.000%, 1/01/21	No Opt. Call	AAA	158,300
485	3.000%, 7/01/21	No Opt. Call	AAA	511,966
705	3.100%, 7/01/22	7/21 at 100.00	AAA	742,217
360	3.300%, 1/01/23	7/21 at 100.00	AAA	380,340
595	3.300%, 7/01/23	7/21 at 100.00	AAA	626,725
545	3.625%, 1/01/25	7/21 at 100.00	AAA	570,620
4,400	Total Housing/Single Family			4,579,356

	Long-Term Care – 0.6%

2,090	Kentucky Economic Development Finance Authority, Multifamily Housing Revenue Bonds, Christian Care Communities Projects, Series 2005, 5.250%, 11/20/25	11/15 at 103.00	AA+	2,172,785

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Materials – 0.7%

$2,820	Wickliffe, Kentucky, Solid Waste Disposal Facility Revenue Bonds, Westvaco Corporation, Series 1996, 6.375%, 4/01/26 (Alternative Minimum Tax)	10/15 at 100.00	BBB	$2,821,607

	Tax Obligation/General – 0.4%

1,085	Crittenden County, Kentucky, General Obligation Bonds, Series 2007, 6.000%, 12/01/27	12/17 at 100.00	N/R	1,141,138

200	Louisville and Jefferson County Metropolitan Government, Kentucky, General Obligation Bonds, Series 2010, 4.000%, 11/01/17	No Opt. Call	AAA	215,350
1,285	Total Tax Obligation/General			1,356,488

	Tax Obligation/Limited – 19.5%

	Barren County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2015:
1,250	5.000%, 8/01/24	No Opt. Call	Aa3	1,484,763
1,760	5.000%, 8/01/25	2/25 at 100.00	Aa3	2,105,400

1,000	Kentucky Asset/Liability Commission, General Fund Revenue Project Notes, Federal Highway Trust Fund First Series 2010A, 5.000%, 9/01/21	9/20 at 100.00	AA	1,148,020

	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1:
1,950	5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA	2,075,619
3,450	6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA	3,690,982
4,630	6.000%, 12/01/38 – AGC Insured	6/18 at 100.00	AA	4,946,599
9,350	6.000%, 12/01/42 – AGC Insured	6/18 at 100.00	AA	9,961,864

	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A2:
35	0.000%, 12/01/15 – AGC Insured	No Opt. Call	AA	34,724
50	0.000%, 12/01/16 – AGC Insured	No Opt. Call	AA	48,236
3,505	0.000%, 12/01/22 – AGC Insured	No Opt. Call	AA	2,615,045
3,750	0.000%, 12/01/23 – AGC Insured	No Opt. Call	AA	2,642,025

5,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Tender Option Bonds Trust 11810, 16.415%, 6/01/16 – AGC Insured (IF)	No Opt. Call	AA	6,288,400

	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 84, Series 2005:
2,115	5.000%, 8/01/18 – NPFG Insured	No Opt. Call	AA–	2,360,975
125	5.000%, 8/01/19 – NPFG Insured	No Opt. Call	AA–	142,808

1,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005, 5.000%, 8/01/15 – AGM Insured	No Opt. Call	AA	1,008,320

	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009:
2,500	5.250%, 2/01/28 – AGC Insured	2/19 at 100.00	AA	2,808,000
2,500	5.250%, 2/01/29 – AGC Insured	2/19 at 100.00	AA	2,800,500

2,095	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2006B, 5.000%, 7/01/15 – AMBAC Insured	No Opt. Call	AA+	2,104,071

2,000	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2010A, 5.000%, 7/01/20	No Opt. Call	AA	2,332,660

1,800	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2011A, 5.000%, 7/01/24	7/21 at 100.00	AA	2,109,816

Nuveen Investments	51

Nuveen Kentucky Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2012A:
$500	5.000%, 7/01/24	7/22 at 100.00	AA	$592,140
4,000	5.000%, 7/01/30	7/22 at 100.00	AA	4,570,440
6,740	5.000%, 7/01/31	7/22 at 100.00	AA	7,673,288

25	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2008A, 5.000%, 7/01/28	7/18 at 100.00	AA	27,564

2,820	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2009A, 5.000%, 7/01/29	7/19 at 100.00	AA	3,186,064

3,000	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/29	6/21 at 100.00	Aa3	3,401,910

500	Pendleton County, Kentucky, Leasing Trust Revenue Bonds, Kentucky Association of Counties, Series 1993A, 6.400%, 3/01/19	No Opt. Call	B	551,525
67,450	Total Tax Obligation/Limited			72,711,758

	Transportation – 6.8%

5,090	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky International Airport, Series 2003B, 5.000%, 3/01/23 – NPFG Insured (Alternative Minimum Tax)	3/16 at 100.00	AA–	5,108,935

2,000	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Capital Appreciation Series 2013B, 0.000%, 7/01/23	No Opt. Call	Baa3	1,442,040

	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A:
325	5.000%, 7/01/17	No Opt. Call	Baa3	351,735
10,000	6.000%, 7/01/53	7/23 at 100.00	Baa3	11,391,100

	Lexington-Fayette Urban County Government, Kentucky, General Airport Revenue Refunding Bonds, Series 2012B:
1,215	5.000%, 7/01/29 (Alternative Minimum Tax)	No Opt. Call	AA	1,347,812
1,100	5.000%, 7/01/31 (Alternative Minimum Tax)	No Opt. Call	AA	1,208,559
1,000	5.000%, 7/01/38	No Opt. Call	AA	1,100,010

	Louisville Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Refunding Series 2014A:
1,555	5.000%, 7/01/31 (Alternative Minimum Tax)	7/24 at 100.00	A+	1,745,503
1,500	5.000%, 7/01/32 (Alternative Minimum Tax)	7/24 at 100.00	A+	1,672,590
23,785	Total Transportation			25,368,284

	U.S. Guaranteed – 14.6% (4)

	Crittenden County, Kentucky, General Obligation Bonds, Series 2007:
1,605	6.250%, 12/01/32 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (4)	1,813,827
2,190	6.500%, 12/01/37 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (4)	2,488,453

1,000	Kentucky Asset/Liability Commission, General Receipts Revenue Bonds, University of Kentucky, Series 2005, 5.000%, 10/01/16 (Pre-refunded 10/01/15) – FGIC Insured	10/15 at 100.00	AA (4)	1,016,160

	Kentucky Asset/Liability Commission, General Receipts Revenue Bonds, University of Kentucky, Series 2007A:
1,645	5.000%, 10/01/20 (Pre-refunded 10/01/17) – AMBAC Insured	10/17 at 100.00	AA (4)	1,803,940
2,685	5.000%, 10/01/21 (Pre-refunded 10/01/17) – AMBAC Insured	10/17 at 100.00	AA (4)	2,944,425
4,435	5.000%, 10/01/22 (Pre-refunded 10/01/17) – AMBAC Insured	10/17 at 100.00	AA (4)	4,863,510

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (4) (continued)

	Kentucky Municipal Power Agency, Power System Revenue Bonds, Prairie State Project Series 2007A:
$1,435	5.000%, 9/01/37 (Pre-refunded 9/01/17) – NPFG Insured	9/17 at 100.00	AA– (4)	$1,567,207
4,600	5.250%, 9/01/42 (Pre-refunded 9/01/17) – NPFG Insured	9/17 at 100.00	AA– (4)	5,049,420
7,535	5.250%, 9/01/42 (Pre-refunded 9/01/17) – NPFG Insured (UB) (5)	9/17 at 100.00	AA+ (4)	8,271,169

2,500	Kentucky Municipal Power Agency, Power Supply System Revenue Bonds, Prairie State Project, Tender Option Bond Trust 1025, 18.564%, 9/01/42 (Pre-refunded 9/01/17) – NPFG Insured (IF) (5)	9/17 at 100.00	AA+ (4)	3,476,700

5,000	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2006B, 5.000%, 7/01/24 (Pre-refunded 7/01/16) – AMBAC Insured	7/16 at 100.00	AA (4)	5,243,100

2,795	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005, 5.000%, 8/01/22 (Pre-refunded 8/01/15) – AGM Insured	8/15 at 100.00	AA (4)	2,817,276

2,060	Laurel County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2007, 5.000%, 6/01/27 (Pre-refunded 6/01/17) – AGM Insured	6/17 at 100.00	Aa3 (4)	2,234,956

	Louisville and Jefferson County Metropolitan Government Board of Water Works, Kentucky, Water System Revenue Bonds, Series 2006:
2,565	5.000%, 11/15/27 (Pre-refunded 11/15/16)	11/16 at 100.00	AAA	2,730,879
4,990	5.000%, 11/15/29 (Pre-refunded 11/15/16)	11/16 at 100.00	AAA	5,312,703

1,730	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37 (Pre-refunded 2/01/18)	2/18 at 100.00	Aaa	1,962,996

1,000	Warren County, Kentucky, Hospital Facilities Revenue Bonds, Community Hospital, Series 2007A, 5.000%, 8/01/29 (Pre-refunded 8/01/17)	8/17 at 100.00	A (4)	1,090,250
49,770	Total U.S. Guaranteed			54,686,971

	Utilities – 17.1%

	Frankfort Electric & Water Plant Board, Kentucky, Electric and Water Revenue Bonds, Series 2015A:
325	4.000%, 12/01/16 – AGM Insured	No Opt. Call	AA	341,224
155	4.000%, 12/01/17 – AGM Insured	No Opt. Call	AA	166,236
40	4.000%, 12/01/18 – AGM Insured	No Opt. Call	AA	43,500

5,065	Kentucky Municipal Power Agency, Power System Revenue Bonds, Prairie State Project Series 2007A, 5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	AA–	5,415,701

4,740	Owen County, Kentucky, Waterworks System Revenue Bonds, Kentucky-American Water Company Project, Series 2009A, 6.250%, 6/01/39	6/19 at 100.00	A	5,382,697

5,315	Owen County, Kentucky, Waterworks System Revenue Bonds, Kentucky-American Water Company Project, Series 2009B, 5.625%, 9/01/39	9/19 at 100.00	A	5,803,767

	Owensboro, Kentucky, Electric Light and Power System Revenue Bonds, Series 1991B:
7,900	0.000%, 1/01/17 – AMBAC Insured	No Opt. Call	A3	7,714,034
13,300	0.000%, 1/01/18 – AMBAC Insured	No Opt. Call	A3	12,624,094

	Paducah, Kentucky, Electric Board Revenue Bonds, Series 2009A:
2,945	5.000%, 10/01/20 – AGC Insured	4/19 at 100.00	A3	3,279,964
3,995	5.000%, 10/01/25	4/19 at 100.00	A3	4,393,301
95	5.000%, 10/01/28 – AGC Insured	4/19 at 100.00	A3	103,159
8,885	5.250%, 10/01/35 – AGC Insured	4/19 at 100.00	A3	9,778,120

Nuveen Investments	53

Nuveen Kentucky Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

	Princeton Electric Plant Board, Kentucky, Revenue Bonds, Refunding Series 2015:
$225	5.000%, 11/01/21 – AGM Insured	No Opt. Call	AA	$261,167
1,000	5.000%, 11/01/25 – AGM Insured	5/25 at 100.00	AA	1,187,230
1,100	5.000%, 11/01/34 – AGM Insured	5/25 at 100.00	AA	1,238,259
1,635	5.000%, 11/01/37 – AGM Insured	5/25 at 100.00	AA	1,830,317

	Russellville, Kentucky, Electric Plant Board Electric Revenue Bonds, Refunding Series 2015A:
380	5.000%, 8/01/22 – BAM Insured	No Opt. Call	AA	443,506
405	5.000%, 8/01/24 – BAM Insured	No Opt. Call	AA	474,769

3,500	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2002A, 1.050%, 9/01/26 (Mandatory put 3/01/18)	No Opt. Call	A1	3,477,705
61,005	Total Utilities			63,958,750

	Water and Sewer – 8.5%

	Campbell & Kenton Counties Sanitation District 1, Kentucky, Revenue Bonds, Series 2007:
225	5.000%, 8/01/21 – NPFG Insured	8/17 at 100.00	AA	244,451
3,795	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	AA	4,108,543

2,750	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Program Revenue Bonds, Series 2012A, 5.000%, 2/01/30	2/22 at 100.00	AAA	3,182,795

	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Program Revenue Bonds, Tender Option Bond Trust 2015-XF2109:
1,330	18.180%, 2/01/23 (IF)	No Opt. Call	AAA	2,547,309
1,070	18.213%, 2/01/23 (IF)	No Opt. Call	AAA	1,973,123

270	Kentucky Rural Water Finance Corporation, Multimodal Public Projects Revenue Bonds, Flexible Term Program, Series 2001A, 5.375%, 2/01/20	8/15 at 100.00	A+	271,142

7,500	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Refunding Series 2011A, 5.000%, 5/15/28	11/21 at 100.00	AA	8,766,375

795	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2014A, 5.000%, 5/15/27	11/24 at 100.00	AA	942,957

2,000	Northern Kentucky Water District, Revenue Bonds, Series 2009, 6.500%, 2/01/33 – AGM Insured	8/18 at 100.00	Aa3	2,304,180

	Northern Kentucky Water District, Revenue Bonds, Series 2012:
2,620	5.000%, 2/01/22	No Opt. Call	Aa3	3,083,635
3,495	5.000%, 2/01/26	2/22 at 100.00	Aa3	4,004,291

195	Owensboro, Kentucky, Water Revenue Bonds, Refunding & Improvement Series 2009, 5.000%, 9/15/29	9/18 at 100.00	A1	215,489
26,045	Total Water and Sewer			31,644,290
$341,660	Total Long-Term Investments (cost $349,541,086)			373,707,899
	Floating Rate Obligations – (1.5)%			(5,650,000)
	Other Assets Less Liabilities – 1.5% (6)			5,496,792
	Net Assets – 100%			$373,554,691

54	Nuveen Investments

Investments in Derivatives as of May 31, 2015

Credit Default Swaps outstanding:

Counterparty	Reference Entity	Buy/Sell Protection (7)	Current Credit Spread (8)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation)
Citibank N.A.	Commonwealth of Puerto Rico	Buy	16.64%	$1,555,000	5.000%	12/20/19	$377,666	$44,037

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(7)	The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(8)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	55

Nuveen Michigan Municipal Bond Fund

Portfolio of Investments	May 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 96.7%

	MUNICIPAL BONDS – 96.7%

	Consumer Staples – 2.9%

$3,000	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien Series 2007A, 6.000%, 6/01/34	6/17 at 100.00	B–	$2,645,850

2,215	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB–	2,194,866
5,215	Total Consumer Staples			4,840,716

	Education and Civic Organizations – 7.2%

1,480	Central Michigan University Board of Trustees, General Revenue Bonds, Refunding Series 2014, 5.000%, 10/01/39	10/24 at 100.00	Aa3	1,668,049

350	Grand Valley State University, Michigan, General Revenue Bonds, Refunding Series 2014B, 5.000%, 12/01/28	12/24 at 100.00	A+	402,959

1,000	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hanley International Academy, Inc. Project, Series 2010A, 6.125%, 9/01/40	9/20 at 100.00	BBB–	1,055,120

500	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Holly Academy Project, Refunding Series 2011, 7.750%, 10/01/30	10/21 at 100.00	BBB–	585,255

830	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 7.000%, 10/01/31	10/21 at 100.00	BB–	873,633

1,000	Michigan State University, General Revenue Bonds, Refunding Series 2010C, 5.000%, 2/15/40	2/20 at 100.00	AA+	1,108,400

1,800	Michigan Technological University, General Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/45 (WI/DD, Settling 6/10/15)	10/25 at 100.00	A1	1,962,252

3,000	University of Michigan, General Revenue Bonds, Series 2014A, 5.000%, 4/01/44	4/24 at 100.00	AAA	3,380,760

865	Western Michigan University, General Revenue Bonds, Refunding Series 2015, 5.000%, 11/15/45	5/25 at 100.00	A1	951,907
10,825	Total Education and Civic Organizations			11,988,335

	Health Care – 13.9%

1,000	Grand Traverse County Hospital Financial Authority, Michigan, Revenue Bonds, Munson Healthcare, Refunding Series 2011A, 5.000%, 7/01/29	7/21 at 100.00	AA–	1,105,830

450	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Allegiance Health, Refunding Series 2010A, 5.000%, 6/01/37 – AGM Insured	6/20 at 100.00	AA	490,887

	Kent Hospital Finance Authority, Michigan, Revenue Refunding Bonds, Spectrum Health System, Refunding Series 2011C:
2,135	5.000%, 1/15/31	1/22 at 100.00	AA	2,342,736
365	5.000%, 1/15/42	1/22 at 100.00	AA	391,316

720	Michigan Finance Authority, Hospital Revenue Bonds, Beaumont Health Credit Group, Refunding Series 2015A, 5.000%, 8/01/33	8/24 at 100.00	A1	784,310

3,000	Michigan Finance Authority, Hospital Revenue Bonds, Crittenton Hospital Medical Center, Refunding Series 2012A, 5.000%, 6/01/39	No Opt. Call	BBB	3,169,500

1,875	Michigan Finance Authority, Hospital Revenue Bonds, MidMichigan Health Credit Group, Refunding Series 2014, 5.000%, 6/01/39	6/24 at 100.00	A+	2,031,094

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,250	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Refunding Series 2015, 5.000%, 11/15/45	5/25 at 100.00	A+	$1,353,450

	Michigan Finance Authority, Revenue Bonds, Oakwood Obligated Group, Refunding Series 2012:
1,670	5.000%, 11/01/25	11/22 at 100.00	A1	1,896,268
1,250	5.000%, 11/01/42	11/22 at 100.00	A1	1,320,912

2,305	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	AA	2,541,239

3,300	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A–	3,692,337

2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	AA	2,142,940
21,320	Total Health Care			23,262,819

	Housing/Multifamily – 0.7%

1,200	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.125%, 4/01/31 – AGM Insured (Alternative Minimum Tax)	7/15 at 100.00	AA	1,202,784

	Tax Obligation/General – 27.6%

690	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/29	5/22 at 100.00	Aa2	799,482

660	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/23	5/18 at 100.00	Aa2	723,901

800	Ann Arbor, Michigan, General Obligation Bonds, Court & Police Facilities Capital Improvement Series 2008, 5.000%, 5/01/38	5/18 at 100.00	AA+	873,192

1,435	Bay City, Michigan, General Obligation Bonds, Series 2008B, 5.500%, 4/01/28 – AGM Insured	4/18 at 100.00	AA	1,582,977

1,515	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, School Building & Site Series 2014, 5.000%, 5/01/39	5/24 at 100.00	AA–	1,652,638

2,660	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Series 2007, 4.750%, 5/01/32 – NPFG Insured	5/17 at 100.00	Aa2	2,812,258

370	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 1998C, 5.250%, 5/01/25 – FGIC Insured	No Opt. Call	AA+	410,504

4,000	Detroit-Wayne County Stadium Authority, Michigan, Wayne County Limited Tax General Obligation Bonds, Building Authority Stadium Refunding Series 2012, 5.000%, 10/01/26 – AGM Insured	10/22 at 100.00	AA	4,296,760

1,060	Homer Community School District, Calhourn, Jackson, Hillsdale and Branch Counties, Michigan, General Obligation Bonds, School Building & Site, Series 2011B, 5.500%, 5/01/41	5/21 at 100.00	AA–	1,178,466

1,675	Hopkins Public Schools, Allegan County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/25 – NPFG Insured	5/17 at 100.00	Aa2	1,748,700

1,450	Jackson, Jackson County, Michigan, Downtown Development Bonds, Series 2001, 0.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	1,256,831

1,075	Kent County, Michigan, General Obligation Bonds, Limited Tax Series 2015, 5.000%, 1/01/35	1/25 at 100.00	AAA	1,231,757

1,500	Kent County, Michigan, General Obligation Bonds, Refunding Limited Tax Series 2015, 5.000%, 1/01/31	1/25 at 100.00	AAA	1,742,910

Nuveen Investments	57

Nuveen Michigan Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$840	Lowell Area Schools, Kent and Ionia Counties, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/37 – AGM Insured	5/17 at 100.00	AA	$892,534

1,230	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/34 – AMBAC Insured	6/17 at 100.00	N/R	1,178,980

1,000	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2011A, 5.000%, 12/01/22	12/21 at 100.00	Aa2	1,179,250

350	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/25	5/19 at 100.00	Aa2	395,797

	Muskegon County, Michigan, General Obligation Water Supply System Bonds, Refunding Series 2015:
550	5.000%, 11/01/33 (WI/DD, Settling 6/02/15)	11/25 at 100.00	AA	620,488
1,290	5.000%, 11/01/36 (WI/DD, Settling 6/02/15)	No Opt. Call	AA	1,442,181

	Oakland Intermediate School District, Oakland County, Michigan, General Obligation Bonds, Series 2007:
500	5.000%, 5/01/27 – AGM Insured	5/17 at 100.00	Aaa	533,190
1,200	5.000%, 5/01/36 – AGM Insured	5/17 at 100.00	Aaa	1,278,576

	Okemos Public School District, Ingham County, Michigan, General Obligation Refunding Bonds, Series 1993:
1,000	0.000%, 5/01/17 – NPFG Insured	No Opt. Call	AA–	973,330
1,020	0.000%, 5/01/18 – NPFG Insured	No Opt. Call	AA–	966,715

1,100	Ottawa County, Michigan, General Obligation Bonds, Sewer Disposal System, Series 2010, 5.000%, 5/01/37	5/20 at 100.00	Aaa	1,243,473

2,715	Parchment School District, Kalamazoo County, Michigan, General Obligation Bonds, Series 2007, 4.750%, 5/01/36 – AGM Insured	5/17 at 100.00	AA	2,861,420

600	Royal Oak City School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2014, 5.000%, 5/01/21	No Opt. Call	Aa2	700,308

1,915	South Haven Public Schools, Van Buren Couty, Michigan, General Obligation Bonds, School Building & Site, Series 2014A, 5.000%, 5/01/41 – BAM Insured	5/24 at 100.00	AA	2,108,779

150	South Haven, Van Buren County, Michigan, General Obligation Bonds, Capital Improvement Series 2009, 5.125%, 12/01/33 – AGC Insured	12/19 at 100.00	AA	169,755

3,270	West Ottawa Public School District, Ottawa County, Michigan, General Obligation Refunding Bonds, Series 1992, 0.000%, 5/01/17 – FGIC Insured	No Opt. Call	AA–	3,176,740

5,175	Williamston Community School District, Michigan, Unlimited Tax General Obligation QSBLF Bonds, Series 1996, 5.500%, 5/01/25 – NPFG Insured	No Opt. Call	AA–	5,984,008
42,795	Total Tax Obligation/General			46,015,900

	Tax Obligation/Limited – 12.5%

	Grand Rapids Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Series 1994:
3,985	0.000%, 6/01/17 – NPFG Insured	No Opt. Call	AA–	3,823,488
3,295	0.000%, 6/01/18 – NPFG Insured	No Opt. Call	AA–	3,057,760

	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Regional Convention Facility Authority Local Project, Series 2014H-1:
825	5.000%, 10/01/19	No Opt. Call	AA–	931,004
4,070	5.000%, 10/01/39	10/24 at 100.00	AA–	4,487,786

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA:
$3,000	0.000%, 10/15/27 – AGM Insured	10/16 at 58.27	AA	$1,725,030
1,500	0.000%, 10/15/28 – AGM Insured	10/16 at 55.35	AA	797,115
3,960	5.000%, 10/15/36 – FGIC Insured	10/16 at 100.00	AA–	4,154,119

	Michigan State Trunk Line Fund Bonds, Series 2011:
1,015	5.000%, 11/15/33	11/21 at 100.00	AA+	1,156,491
700	5.000%, 11/15/36	11/21 at 100.00	AA+	780,619
22,350	Total Tax Obligation/Limited			20,913,412

	Transportation – 2.7%

1,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2011A, 5.000%, 12/01/21 (Alternative Minimum Tax)	No Opt. Call	A	1,150,200

	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2012A:
2,000	5.000%, 12/01/37	No Opt. Call	A	2,166,300
1,000	5.000%, 12/01/42 – AGM Insured	12/22 at 100.00	AA	1,092,740
4,000	Total Transportation			4,409,240

	U.S. Guaranteed – 8.9% (4)

2,000	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2005, 5.000%, 1/01/30 (Pre-refunded 7/01/15) – NPFG Insured	7/15 at 100.00	AA+ (4)	2,008,220

50	Holly Area School District, Oakland County, Michigan, General Obligation Bonds, Series 2006, 5.125%, 5/01/32 (Pre-refunded 5/01/16) – NPFG Insured	5/16 at 100.00	Aa2 (4)	52,211

50	Kent County, Michigan, Airport Revenue Bonds, Gerald R. Ford International Airport, Series 2007, 5.000%, 1/01/32 (Pre-refunded 1/01/17)	1/17 at 100.00	AAA	53,444

4,000	Michigan House of Representatives, Certificates of Participation, Series 1998, 0.000%, 8/15/23 – AMBAC Insured (ETM)	No Opt. Call	N/R (4)	3,317,280

1,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, MidMichigan Obligated Group, Series 2009A, 5.875%, 6/01/39 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	AA+ (4)	1,178,640

4,000	Ottawa County, Michigan, Water Supply System, General Obligation Bonds, Series 2007, 5.000%, 8/01/30 (Pre-refunded 8/01/17) – NPFG Insured	8/17 at 100.00	Aaa	4,364,600

1,590	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2009W, 6.000%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	A1 (4)	1,891,639

1,200	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	1,473,084

500	Thornapple Kellogg School District, Barry County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/32 (Pre-refunded 5/01/17) – NPFG Insured	5/17 at 100.00	Aa2 (4)	541,000
14,390	Total U.S. Guaranteed			14,880,118

	Utilities – 8.0%

1,875	Holland, Michigan, Electric Utility System Revenue Bonds, Series 2014A, 5.000%, 7/01/31	7/21 at 100.00	AA	2,105,194

	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds, Series 2008A:
175	5.000%, 7/01/28	7/18 at 100.00	AA–	192,117
2,130	5.000%, 7/01/32	7/18 at 100.00	AA–	2,316,119

Nuveen Investments	59

Nuveen Michigan Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$525	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2011A, 5.000%, 7/01/34	No Opt. Call	AA–	$583,301

	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Tender Option Bond Trust 4700:
800	18.206%, 7/01/37 (IF) (5)	7/21 at 100.00	AA–	1,116,096
250	18.206%, 7/01/37 (IF) (5)	7/21 at 100.00	AA–	348,780

3,000	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	A2	3,179,280

2,000	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Refunding Series 2011, 5.000%, 1/01/27 – AGM Insured	1/21 at 100.00	AA	2,209,560

1,000	Monroe County Economic Development Corporation, Michigan, Collateralized Limited Obligation Revenue Refunding Bonds, Detroit Edison Company, Series 1992AA, 6.950%, 9/01/22 – FGIC Insured	No Opt. Call	Aa3	1,298,950
11,755	Total Utilities			13,349,397

	Water and Sewer – 12.3%

2,140	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	AA–	2,169,575

	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B:
125	5.000%, 7/01/33 – FGIC Insured	7/16 at 100.00	AA–	127,682
75	5.000%, 7/01/36 – MBIA-NPFG Insured	7/16 at 100.00	AA–	76,609

35	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2003A, 5.000%, 7/01/34 – NPFG Insured	8/15 at 100.00	A3	35,116

345	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2003D. RMKTD, 5.000%, 7/01/33 – NPFG Insured	No Opt. Call	AA–	352,404

	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Improvement & Refunding Series 2014:
1,500	5.000%, 1/01/35	1/24 at 100.00	AA+	1,707,360
800	5.000%, 1/01/39	1/24 at 100.00	AA+	902,248

350	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Improvement Series 2012, 5.000%, 1/01/32	1/23 at 100.00	AA+	396,932

	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2008:
145	5.000%, 1/01/28	1/18 at 100.00	AA+	157,374
3,500	5.000%, 1/01/38	1/18 at 100.00	AA+	3,784,795

	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Refunding Series 2015:
1,000	5.000%, 1/01/33	1/25 at 100.00	AA	1,153,850
1,000	5.000%, 1/01/35	1/25 at 100.00	AA	1,144,930

2,000	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Series 2009, 5.100%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	2,207,060

	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1:
1,500	5.000%, 7/01/35 – AGM Insured	7/24 at 100.00	AA	1,637,205
1,220	5.000%, 7/01/37 – AGM Insured	7/24 at 100.00	AA	1,326,701

365	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Series 2012, 5.000%, 10/01/32	10/22 at 100.00	AAA	417,925

60	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$500	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2010, 5.000%, 10/01/30	No Opt. Call	AAA	$575,240

245	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/24	8/15 at 100.00	AAA	245,965

1,000	Michigan Municipal Bond Authority, Water Revolving Fund Revenue Bonds, Series 2007, 5.000%, 10/01/23	10/17 at 100.00	AAA	1,095,430

500	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2008, 5.250%, 7/01/22 – NPFG Insured	7/18 at 100.00	AA–	547,110

500	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2011A, 5.000%, 7/01/31 – AGM Insured	8/21 at 100.00	AA	547,385
18,845	Total Water and Sewer			20,608,896
$152,695	Total Long-Term Investments (cost $151,793,279)			161,471,617
	Other Assets Less Liabilities – 3.3% (6)			5,543,466
	Net Assets – 100%			$167,015,083

Investments in Derivatives as of May 31, 2015

Credit Default Swaps outstanding:

Counterparty	Reference Entity	Buy/Sell Protection (7)	Current Credit Spread (8)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation)
Goldman Sachs	Commonwealth of Puerto Rico	Buy	16.64%	$1,300,000	5.000%	12/20/19	$315,734	$32,917

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(7)	The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(8)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	61

Nuveen Missouri Municipal Bond Fund

Portfolio of Investments	May 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 99.2%

	MUNICIPAL BONDS – 99.2%

	Consumer Staples – 3.1%

$3,000	Cape Girardeau County Industrial Development Authority, Missouri, Solid Waste Disposal Revenue Bonds, Procter & Gamble Products Company Project, Series 1998, 5.300%, 5/15/28 (Alternative Minimum Tax)	11/15 at 100.00	AA–	$3,004,920

8,840	Missouri Development Finance Board, Solid Waste Disposal Revenue Bonds, Procter and Gamble Inc., Series 1999, 5.200%, 3/15/29 (Alternative Minimum Tax)	No Opt. Call	AA–	10,513,324
11,840	Total Consumer Staples			13,518,244

	Education and Civic Organizations – 11.6%

3,000	Callaway County Industrial Development Authority, Missouri, Revenue Bonds, Westminster College Project, Refunding Series 2012C, 5.250%, 8/01/37	8/22 at 100.00	N/R	3,075,390

1,200	Curators of the University of Missouri, System Facilities Revenue Bonds, Refunding Series 2014A, 4.000%, 11/01/33	11/24 at 100.00	AA+	1,276,524

1,000	Lincoln University, Missouri, Auxiliary System Revenue Bonds, Series 2007, 5.125%, 6/01/37 – AGC Insured	6/17 at 100.00	AA	1,035,530

1,185	Missouri Development Finance Board, Research Facility Revenue Bonds, Midwest Research Institute Project, Series 2007, 5.000%, 11/01/17	No Opt. Call	Baa2	1,288,676

1,025	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Kansas City University of Medicine and Biosciences, Series 2013A, 5.000%, 6/01/33	6/23 at 100.00	A1	1,115,856

1,625	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Ranken Technical College, Series 2011, 5.125%, 11/01/31	11/19 at 100.00	A–	1,752,303

3,000	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43	5/23 at 100.00	BBB+	3,262,530

	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southwest Baptist University Project, Series 2012:
420	3.000%, 10/01/18	No Opt. Call	BBB–	427,148
575	3.500%, 10/01/22	No Opt. Call	BBB–	583,268
3,470	5.000%, 10/01/33	10/22 at 100.00	BBB–	3,634,652

2,255	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, University of Central Missouri, Series 2013C2, 5.000%, 10/01/34	10/23 at 100.00	A	2,530,629

3,870	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2011, 5.250%, 10/01/41	10/21 at 100.00	A–	4,221,977

3,620	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2014, 5.000%, 10/01/39	10/23 at 100.00	A–	4,031,775

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Maryville University of St. Louis Project, Series 2015, 5.000%, 6/15/44	6/25 at 100.00	BBB+	1,070,070

1,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 1999, 6.000%, 10/01/25	10/18 at 103.00	BBB–	1,673,925

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 2011A:
2,500	6.500%, 10/01/30	10/18 at 103.00	BBB–	2,805,300
1,300	6.500%, 10/01/35	10/18 at 103.00	BBB–	1,448,642

62	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$3,475	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Seres 2008A, 5.375%, 3/15/39	3/18 at 100.00	AAA	$3,827,400

6,600	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2011B, 5.000%, 11/15/37	11/21 at 100.00	AAA	7,465,194

2,400	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011, 5.000%, 4/01/36	4/21 at 100.00	A2	2,600,376

1,000	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A, 5.350%, 6/15/32	6/18 at 100.00	N/R	989,400

860	Truman State University, Missouri, Housing System Revenue Bonds, Refunding Series 2015, 3.750%, 6/01/33	6/23 at 100.00	A1	865,427
46,880	Total Education and Civic Organizations			50,981,992

	Health Care – 22.5%

2,005	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Series 2008, 5.625%, 8/01/38	8/18 at 100.00	A	2,244,337

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2009A:
250	5.125%, 6/01/23	6/19 at 100.00	AA–	280,965
200	5.125%, 6/01/24	6/19 at 100.00	AA–	223,466
500	5.500%, 6/01/29	6/19 at 100.00	AA–	562,115
4,170	5.750%, 6/01/39	6/19 at 100.00	AA–	4,686,872

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2013A:
690	3.375%, 6/01/28	6/22 at 100.00	AA–	676,862
4,000	5.000%, 6/01/33	6/22 at 100.00	AA–	4,327,280

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
1,490	5.000%, 6/01/27	6/17 at 100.00	B	1,412,609
3,030	5.000%, 6/01/36	6/17 at 100.00	B	2,748,058

	Cass County, Missouri, Hospital Revenue Bonds, Series 2007:
2,500	5.500%, 5/01/27	11/16 at 100.00	BBB–	2,536,325
6,020	5.625%, 5/01/38	11/16 at 100.00	BBB–	6,086,822

1,090	Citizens Memorial Hospital District of Polk County, Missouri, Hospital Revenue Bonds, Refunding Series 2012, 5.000%, 8/01/28	8/19 at 100.00	N/R	1,122,776

	Clinton County Industrial Development Authority, Missouri, Revenue Bonds, Cameron Regional Medical Center, Series 2007:
1,250	5.000%, 12/01/32	12/17 at 100.00	N/R	1,259,938
4,995	5.000%, 12/01/37	12/17 at 100.00	N/R	5,028,866

	Grundy County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Wright Memorial Hospital, Series 2009:
1,120	5.650%, 9/01/22	9/19 at 100.00	BBB–	1,185,744
1,000	5.750%, 9/01/23	9/19 at 100.00	BBB–	1,061,950

1,935	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006, 5.000%, 3/01/22	3/16 at 100.00	BBB+	1,969,849

800	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2011, 5.500%, 2/15/31	2/21 at 100.00	BBB+	876,280

Nuveen Investments	63

Nuveen Missouri Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,560	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2015, 5.000%, 2/15/35	2/24 at 100.00	BBB+	$1,688,622

2,810	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds The Childrens Mercy Hospital, Series 2009, 5.625%, 5/15/39	5/19 at 100.00	A+	3,112,328

	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, SSM Health Care, Series 2014A, 5.000%, 6/01/31
2,000	5.000%, 6/01/31	6/24 at 100.00	AA–	2,242,320
1,100	4.000%, 6/01/32	6/24 at 100.00	AA–	1,104,543

1,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2014, 5.000%, 1/01/44	1/24 at 100.00	AA	1,119,860

2,160	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Capital Region Medical Center, Series 2011, 5.000%, 11/01/27	11/20 at 100.00	A3	2,400,926

	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A:
1,445	5.000%, 11/15/44	11/23 at 100.00	A2	1,567,811
2,955	5.000%, 11/15/48	11/23 at 100.00	A2	3,199,467

	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2015A:
2,200	5.000%, 11/15/32	11/25 at 100.00	A2	2,429,878
1,500	5.000%, 11/15/39	11/25 at 100.00	A2	1,633,200

3,035	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Heartland Regional Medical Center, Series 2012, 5.000%, 2/15/37	2/22 at 100.00	A1	3,244,142

2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Luke’s Episcopal and Presbyterian Hospitals, Series 2011, 5.000%, 12/01/25	12/21 at 100.00	A+	2,253,780

	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds, St. Luke’s Health System, Series 2010A:
560	5.250%, 11/15/25	11/20 at 100.00	A+	640,651
2,540	5.000%, 11/15/30	11/20 at 100.00	A+	2,818,409
1,000	5.000%, 11/15/40	11/20 at 100.00	A+	1,092,670

2,000	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds, St. Lukes’s Health System, Series 2003B, 5.500%, 11/15/32 – AGM Insured	11/18 at 100.00	AA	2,257,020

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E. Cox Medical Center, Series 1992H:
1,825	0.000%, 9/01/17 – NPFG Insured	No Opt. Call	AA–	1,748,313
3,005	0.000%, 9/01/21 – NPFG Insured	No Opt. Call	AA–	2,535,379
4,025	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	AA–	3,257,231

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care System, Series 2008A, 5.000%, 6/01/36	6/18 at 100.00	AA–	1,060,620

	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care System, Series 2010B:
1,500	5.000%, 6/01/30	6/20 at 100.00	AA–	1,651,665
3,040	5.000%, 6/01/34	6/20 at 100.00	AA–	3,322,112

1,455	Missouri Health and Educational Facilities Authority, Revenue Refunding Bonds, CoxhHealth Systems Inc., , Series 2008A, 5.500%, 11/15/39	11/18 at 100.00	A2	1,601,388

1,000	Saline County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, John Fitzgibbon Memorial Hospital Inc., Series 2005, 5.625%, 12/01/35	12/15 at 100.00	BBB–	1,008,300

64	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$4,780	Saline County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, John Fitzgibbon Memorial Hospital Inc., Series 2010, 5.600%, 12/01/28	12/20 at 100.00	BBB–	$5,219,091

	St. Louis County Industrial Development Authority, Missouri, Healthcare Facilities Revenue Bonds, Ranken-Jordan Project, Refunding Series 2007:
1,320	5.000%, 11/15/22	11/16 at 100.00	N/R	1,337,318
2,345	5.000%, 11/15/27	11/16 at 100.00	N/R	2,356,584
2,600	5.000%, 11/15/35	11/16 at 100.00	N/R	2,599,948
94,805	Total Health Care			98,794,690

	Housing/Multifamily – 0.5%

1,290	Kansas City Industrial Development Authority, Missouri, GNMA Collateralized Multifamily Housing Revenue Bonds, Grand Boulevard Lofts Project, Series 2009A, 5.300%, 11/20/49	11/19 at 100.00	Aa1	1,365,517

1,000	Missouri Housing Development Commission, Multifamily Housing Revenue Bonds, Shepard Apartments Project, 2013 Series 3, 5.000%, 7/01/45	7/23 at 100.00	AA+	1,048,060
2,290	Total Housing/Multifamily			2,413,577

	Housing/Single Family – 0.2%

190	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2006B, 4.800%, 9/01/31 (Alternative Minimum Tax)	9/15 at 100.00	AA+	190,363

95	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2006C-1, 5.000%, 9/01/37 (Alternative Minimum Tax)	9/15 at 100.00	AA+	95,197

370	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2007A-1, 4.700%, 9/01/27 (Alternative Minimum Tax)	9/16 at 100.00	AA+	375,047

125	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2007E-1, 5.200%, 9/01/38 (Alternative Minimum Tax)	3/17 at 100.00	AA+	126,990

70	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2008A-1, 5.300%, 3/01/39 (Alternative Minimum Tax)	9/17 at 100.00	AA+	71,658
850	Total Housing/Single Family			859,255

	Industrials – 0.4%

	Kennett Industrial Development Authority, Missouri, Revenue Bonds, Manac Trailers USA Inc Project, Series 2007:
1,470	4.250%, 3/01/22 (Alternative Minimum Tax)	8/15 at 100.00	Baa1	1,438,072
500	4.250%, 3/01/24 (Alternative Minimum Tax)	8/15 at 100.00	Baa1	483,550
1,970	Total Industrials			1,921,622

	Long-Term Care – 7.4%

750	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The Sarah Community Project, Series 2013, 4.500%, 5/01/28	5/18 at 100.00	N/R	750,990

	Joplin Industrial Development Authority, Missouri, Revenue Bonds, Christian Homes Inc., Series 2007F:
430	5.500%, 5/15/17	No Opt. Call	BBB–	452,085
2,000	5.750%, 5/15/31	5/17 at 100.00	BBB–	2,054,700

Nuveen Investments	65

Nuveen Missouri Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

$2,090	Kansas City Industrial Development Authority, Missouri, Retirement Center Revenue Refunding and Improvement Bonds, Kingswood Project, Series 1998A, 5.875%, 11/15/29	11/15 at 100.00	N/R	$2,090,397

	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A:
1,500	5.125%, 8/15/26	8/17 at 100.00	BBB–	1,541,205
2,525	5.125%, 8/15/32	8/17 at 100.00	BBB–	2,569,667

2,000	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2014A, 5.250%, 8/15/39	No Opt. Call	BBB–	2,054,220

1,625	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Senior Lien Series 2010, 5.500%, 2/01/42	2/20 at 100.00	BBB+	1,746,111

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011:
1,025	5.750%, 2/01/31	2/21 at 100.00	BBB+	1,120,325
2,750	6.000%, 2/01/41	2/21 at 100.00	BBB+	3,008,225

1,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2014A, 5.000%, 2/01/44	2/24 at 100.00	BBB+	1,576,920

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2007A:
365	4.875%, 2/01/18	2/17 at 100.00	BBB+	383,768
2,000	4.875%, 2/01/37	2/17 at 100.00	BBB+	2,020,340

840	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Chesterfield, Series 2012, 5.000%, 9/01/42	No Opt. Call	BBB–	850,903

	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2012:
550	5.000%, 9/01/32	No Opt. Call	A–	583,060
1,690	5.000%, 9/01/42	9/22 at 100.00	A–	1,763,498

2,570	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	9/23 at 100.00	A–	2,872,258

	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of West County, Series 2007A:
700	5.375%, 9/01/21	9/17 at 100.00	BBB–	724,108
4,100	5.500%, 9/01/28	9/17 at 100.00	BBB–	4,190,979
31,010	Total Long-Term Care			32,353,759

	Tax Obligation/General – 11.8%

1,000	Belton School District 124, Cass County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2012, 4.000%, 3/01/28 – NPFG Insured	3/20 at 100.00	AA+	1,043,080

	Belton, Missouri, General Obligation Bonds, Refunding & Improvement Series 2011:
1,120	5.000%, 3/01/29	3/21 at 100.00	AA–	1,230,096
1,245	5.000%, 3/01/30	3/21 at 100.00	AA–	1,362,578
1,010	4.750%, 3/01/31	3/21 at 100.00	AA–	1,097,739

850	Blue Springs, Missouri, General Obligation Bonds, South Area Neighborhood Improvement, Refunding Series 2009, 5.000%, 2/15/29	2/19 at 100.00	AA–	906,168

	Branson Reorganized School District R-4, Taney County, Missouri, General Obligation Bonds, School Building Series 2012:
1,670	4.000%, 3/01/27 – AGM Insured	3/22 at 100.00	A+	1,750,711
2,000	4.375%, 3/01/32	3/22 at 100.00	A+	2,111,780

66	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,000	Camdenton Reorganized School District R3, Camden County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2014, 5.000%, 3/01/33	3/22 at 100.00	AA–	$1,124,040

3,745	Camdenton Reorganized School District R3, Camden County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015, 4.000%, 3/01/35 (WI/DD, Settling 6/01/15)	3/23 at 100.00	AA–	3,871,057

3,000	Columbia School District, Boone County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015, 4.000%, 3/01/35	3/25 at 100.00	Aa1	3,115,380

2,000	Hazelwood School District, St Louis County, Missouri, General Obligation Bonds, Missouri Direct Deposit Program, Series 2013A, 5.000%, 3/01/33	3/23 at 100.00	AA+	2,265,980

1,315	Independence School District, Jackson County, Missouri, General Obligation Bonds, Series 2010, 5.000%, 3/01/27	3/20 at 100.00	AA+	1,504,123

1,000	Jackson County Consolidated School District 2, Raytown, Missouri, General Obligation Bonds, Series 2014, 5.000%, 3/01/32	3/24 at 100.00	AA+	1,148,800

2,000	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, Refunding & Improvement Series 2009A, 4.750%, 3/01/26	3/19 at 100.00	AA	2,208,220

500	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, School Building Series 2013A, 5.000%, 3/01/31	3/21 at 100.00	AA	565,745

1,000	Jackson County Reorganized School District R-7, Lees Summit, Missouri, General Obligation Bonds, School Building Series 2008, 4.750%, 3/01/27	3/18 at 100.00	Aa1	1,083,500

	Kansas City, Missouri, General Obligation Bonds, Improvement & Refunding Series 2012A:
1,025	4.000%, 2/01/25	2/22 at 100.00	AA	1,122,426
5,000	4.500%, 2/01/26	No Opt. Call	AA	5,608,950

2,000	Miller County School District R-2, Osage, Missouri, General Obligation Bonds, Series 2006, 5.000%, 3/01/24 – AGM Insured	3/16 at 100.00	AA	2,067,640

	Missouri School Boards Association, Lease Participation Certificates, Clay County School District 53 Liberty, Series 2007:
1,015	5.250%, 3/01/25 – AGM Insured	3/17 at 100.00	AA	1,090,790
1,070	5.250%, 3/01/26 – AGM Insured	3/17 at 100.00	AA	1,145,232
625	5.250%, 3/01/27 – AGM Insured	3/17 at 100.00	AA	668,037

1,250	Nixa Reorganized School District R 02, Christian County, Missouri, General Obligation Bonds, Series 2006, 5.250%, 3/01/24 – AGM Insured	3/16 at 100.00	AA+	1,295,025

500	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Direct Deposit Program, Refunding & Improvement Series 2014, 4.000%, 3/01/32	3/24 at 100.00	AA+	527,185

1,240	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Direct Deposit Program, Series 2007, 5.000%, 3/01/27	3/18 at 100.00	AA+	1,358,556

1,000	Osage School Lake Ozark, Missouri, General Obligation Bonds, School Building Series 2014B, 5.000%, 3/01/34	3/24 at 100.00	AA–	1,133,190

200	Platte County R-III School District Building Corporation, Missouri, Leasehold Refunding and Improvement Revenue Bonds, Series 2008, 5.000%, 3/01/28	3/18 at 100.00	AA–	217,752

1,200	Poplar Bluff R-I School District, Butler County, Missouri, Lease Certificates of Participation, Series 2014, 5.000%, 3/01/33 – AGM Insured	3/24 at 100.00	AA	1,341,384

2,500	Saint Louis Special Administrative Board of the Transitional School District, Missouri, General Obligation Bonds, St Louis Public Schools, Missouri Direct Deposit Program, Series 2011B, 4.000%, 4/01/25	4/21 at 100.00	AA+	2,638,775

Nuveen Investments	67

Nuveen Missouri Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

	Springfield School District R12, Greene County, Missouri, General Obligation Bonds, Series 2013:
$1,000	5.000%, 3/01/32	3/23 at 100.00	AA+	$1,138,910
1,000	5.000%, 3/01/33	3/23 at 100.00	AA+	1,136,690

5,000	Wentzville School District R-04, Saint Charles County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2009A, 0.000%, 3/01/26	3/19 at 66.11	AA+	3,052,050
50,080	Total Tax Obligation/General			51,931,589

	Tax Obligation/Limited – 19.1%

	Belton, Missouri, Certificates of Participation, Series 2007:
600	4.375%, 3/01/19 – NPFG Insured	3/17 at 100.00	A3	621,042
250	4.500%, 3/01/22 – NPFG Insured	3/17 at 100.00	A3	256,378

375	Belton, Missouri, Certificates of Participation, Series 2008, 5.250%, 3/01/29	3/18 at 100.00	A+	407,355

4,930	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/33	10/22 at 100.00	AA+	5,572,921

550	Cape Girardeau County Reorganized School District R2, Missouri, Certificates of Participation, Refunding Series 2014, 4.000%, 4/01/24 – BAM Insured	No Opt. Call	AA	595,634

1,975	Cass County, Missouri, Certificates of Participation, Refunding Series 2010, 4.000%, 5/01/22	5/20 at 100.00	A	2,098,536

1,200	Chesterfield Valley Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2015, 3.625%, 5/15/31	5/23 at 100.00	A–	1,148,508

365	Excelsior Springs Community Center, Missouri, Sales Tax Revenue Bonds, Series 2014, 4.000%, 3/01/28 – AGM Insured	3/23 at 100.00	AA	386,491

500	Franklin County Industrial Development Authority, Missouri, Sales Tax Refunding Revenue Bonds, Phoenix Center II Community Improvement District Project, Series 2013A, 5.000%, 11/01/37	11/20 at 100.00	N/R	515,575

1,685	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006, 5.000%, 6/01/28	6/16 at 100.00	N/R	1,446,640

530	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	575,400

1,850	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	A	1,992,783

	Great Rivers Greenway Metropolitan Park & Recreation District, Missouri, Sales Tax Appropriation Bonds, Gateway Arch Project, Series 2014:
3,500	5.000%, 12/30/29	12/23 at 100.00	A+	4,003,510
4,090	5.000%, 12/30/31	12/23 at 100.00	A+	4,635,483

	Harrisonville, Missouri, Annual Appropriation-Supported Tax Increment and Sales Tax Revenue Bonds, Harrisonville Towne Center Project, Series 2007:
340	4.375%, 11/01/17	11/15 at 100.00	A+	340,714
715	4.500%, 11/01/22	11/15 at 100.00	A+	715,901

	Hazelwood School District, St Louis County, Missouri, Certificates of Participation, Energy Improvements Project, Series 2006:
515	4.500%, 3/01/17	3/16 at 100.00	A+	526,742
445	4.500%, 3/01/18	3/16 at 100.00	A+	453,540

1,745	Howard Bend Levee District, Missouri, Levee District Improvement Bonds, Series 2005, 5.500%, 3/01/26 – SYNCORA GTY Insured	No Opt. Call	BBB+	2,062,956

	Howard Bend Levee District, St. Louis County, Missouri, Levee District Improvement Bonds, Series 2013B:
820	4.875%, 3/01/33	3/23 at 100.00	BBB+	852,956
885	5.000%, 3/01/38	3/23 at 100.00	BBB+	920,692

68	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,040	Jackson County, Missouri, Special Obligation Bonds, Truman Sports Complex Project, Refunding Series 2014, 5.000%, 12/01/31	12/24 at 100.00	Aa3	$1,186,890

925	Kansas City Industrial Development Authority, Missouri, Downtown Redevelopment District Revenue Bonds, Series 2011A, 5.000%, 9/01/32	9/21 at 100.00	AA–	1,009,896

1,200	Kansas City Industrial Development Authority, Missouri, Special Obligation Revenue Bonds, Plaza Library Project, Refunding Series 2014, 4.250%, 3/01/23	No Opt. Call	N/R	1,251,144

2,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	AA–	1,306,600

2,525	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A, 5.400%, 6/01/24	6/16 at 100.00	N/R	2,553,659

1,750	Kansas City, Missouri, Special Obligation Bonds, Downtown Redevelopment District, Series 2014C, 5.000%, 9/01/33	9/23 at 100.00	AA–	1,967,402

1,025	Kansas City, Missouri, Special Obligation Bonds, Kansas City Missouri Projects, Series 2012A, 5.000%, 3/01/26	3/22 at 100.00	AA–	1,164,595

839	Lakeside 370 Levee District, Saint Charles, Missouri, Subdistrict A Bonds, Refunding Series 2015A, 5.750%, 4/01/55	No Opt. Call	N/R	785,704

1,159	Lakeside 370 Levee District, Saint Charles, Missouri, Subdistrict B Bonds, Refunding Taxable Series 2015B, 0.000%, 4/01/55	No Opt. Call	N/R	173,816

1,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Centerpoint Project, Series 2007E, 5.125%, 4/01/25	4/17 at 100.00	A–	1,033,980

1,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Crackerneck Creek Project, Series 2008B, 5.000%, 3/01/25	3/18 at 100.00	A–	1,077,860

1,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Saint Joseph Sewerage System Improvement Project, Series 2011E, 5.375%, 5/01/36	5/20 at 100.00	A+	1,135,340

	Missouri Development Finance Board, Missouri, Annual Appropriation Revenue Bonds, Fulton State Hospital Project, Series 2014:
2,575	3.000%, 10/01/26	10/22 at 100.00	AA+	2,510,702
500	3.000%, 10/01/27	10/22 at 100.00	AA+	481,900

180	Monarch-Chesterfield Levee District, St. Louis County, Missouri, Levee District Improvement Bonds, Series 1999, 5.750%, 3/01/19 – NPFG Insured	9/15 at 100.00	AA–	180,781

1,000	Oak Grove, Missouri, Refunding and Improvement Certificates of Participation Series 2012, 5.000%, 1/01/33	1/22 at 100.00	Baa1	1,031,070

3,955	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 5.000%, 5/01/23	8/15 at 100.00	N/R	3,881,200

1,000	Pevely, Missouri, Neighborhood Improvement District Bonds, Southern Heights Project, Series 2004, 5.250%, 3/01/24 – RAAI Insured	8/15 at 100.00	AA	1,001,870

570	Poplar Bluff Regional Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2012, 4.750%, 12/01/42	No Opt. Call	BBB	580,442

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
15,780	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	2,887,898
8,935	0.000%, 8/01/42 – FGIC Insured	No Opt. Call	AA–	1,532,442

540	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A, 5.375%, 5/01/28	5/23 at 100.00	N/R	566,854

1,000	Raytown, Missouri, Annual Appropriation Supported Tax Increment and Sales Tax Revenue Bonds, Raytown Live Redevelopment Project Area 1, Series 2007, 5.125%, 12/01/31	6/17 at 100.00	A+	1,035,820

Nuveen Investments	69

Nuveen Missouri Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,700	Riverside Industrial Development Authority, Missouri, Industrial Development Revenue Bonds, Riverside Horizon, Series 2007A, 5.000%, 5/01/27 – ACA Insured	5/17 at 100.00	A	$1,733,422

250	Saint Louis County Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Chesterfield Blue Valley Community Improvement District Project, Series 2014A, 5.250%, 7/01/44	7/24 at 100.00	N/R	253,155

1,000	Saint Louis County Industrial Development Authority, Missouri, Transporation Development Revenue Bonds, University Place Transportation Development District Project, Refunding Series 2015, 4.000%, 3/01/32	3/22 at 100.00	N/R	987,920

1,875	Saint Louis County Special School District, Missouri, Certificates of Participation Lease, Series 2014B, 4.000%, 4/01/28	4/22 at 100.00	AA	1,966,125

3,225	Saint Louis Industrial Development Authority, Missouri, Compound Interest Leasehold Revenue Bonds, St. Louis Convention Center Headquarters Hotel, Series 2000, 0.000%, 7/15/15 – AMBAC Insured	No Opt. Call	A	3,217,647

	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2009A:
1,000	0.000%, 7/15/26 – AGC Insured	No Opt. Call	AA	660,920
1,000	0.000%, 7/15/27 – AGC Insured	No Opt. Call	AA	622,540
1,000	0.000%, 7/15/28 – AGC Insured	No Opt. Call	AA	585,080
1,000	0.000%, 7/15/29 – AGC Insured	No Opt. Call	AA	555,480

1,945	Springfield Center City Development Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Exposition Center, Series 2002A, 5.000%, 6/01/27 – AMBAC Insured	8/15 at 100.00	Aa3	1,952,624

4,300	Springfield, Missouri, Special Obligation Bonds, Sewer System Improvements Project, Series 2015, 4.000%, 4/01/35	4/25 at 100.00	Aa2	4,394,729

	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
660	5.375%, 11/01/24	8/15 at 100.00	N/R	660,139
1,600	5.500%, 11/01/27	8/15 at 100.00	N/R	1,600,384

1,800	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.500%, 11/01/27	8/15 at 100.00	N/R	1,801,656

1,595	Texas County, Missouri, Certificates of Participation, Justice Center Project, Series 2006, 4.500%, 12/01/25 – AGC Insured	12/16 at 100.00	AA	1,682,151

1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32	10/22 at 100.00	BBB	1,082,830
104,313	Total Tax Obligation/Limited			84,224,424

	Transportation – 3.1%

665	Guam International Airport Authority, Revenue Bonds, Series 2013B, 5.500%, 10/01/33 – AGM Insured	10/23 at 100.00	AA	751,197

2,000	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Series 2009A-2, 6.125%, 7/01/24	7/19 at 100.00	A–	2,316,780

3,500	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2012, 5.000%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/22 at 100.00	A–	3,694,145

3,210	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	AA–	3,615,808

	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A:
1,035	5.000%, 7/01/20 – AGM Insured	7/17 at 100.00	AA	1,119,415
2,000	5.000%, 7/01/21 – AGM Insured	7/17 at 100.00	AA	2,154,040
12,410	Total Transportation			13,651,385

70	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed – 8.8% (4)

	Cape Girardeau County Building Corporation, Missouri, Leasehold Revenue Bonds, Reorganized School District R-02, Jackson R-II School District High School Project, Series 2005:
$1,290	5.250%, 3/01/21 (Pre-refunded 3/01/16) – NPFG Insured	3/16 at 100.00	AA– (4)	$1,338,040
1,000	5.250%, 3/01/26 (Pre-refunded 3/01/16) – NPFG Insured	3/16 at 100.00	AA– (4)	1,037,240

1,500	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding Series 2009, 6.000%, 3/01/39 (Pre-refunded 3/01/18)	3/18 at 100.00	A– (4)	1,704,165

	Columbia, Missouri, Special Obligation Electric Utility Improvement Bonds, Annual Appropriation Obligation, Series 2008A:
400	5.000%, 10/01/21 (Pre-refunded 10/01/17)	10/17 at 100.00	AA (4)	438,744
500	5.125%, 10/01/30 (Pre-refunded 10/01/17)	10/17 at 100.00	AA (4)	549,875

1,000	Curators of the University of Missouri, System Facilities Revenue Bonds, Series 2007A, 5.000%, 11/01/33 (Pre-refunded 11/01/17)	11/17 at 100.00	AA+ (4)	1,099,640

3,000	Jackson County, Missouri, Special Obligation Bonds, Harry S. Truman Sports Complex, Series 2006, 5.000%, 12/01/28 (Pre-refunded 12/01/16) – AMBAC Insured	12/16 at 100.00	Aa3 (4)	3,199,320

1,025	Kansas City Metropolitan Junior College District Certificates of Participation, Missouri, Series 2008, 4.500%, 7/01/21 (Pre-refunded 7/01/17)	7/17 at 100.00	Aa2 (4)	1,104,847

665	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Maincor Project, Series 2007A, 5.250%, 3/01/18 (ETM)	No Opt. Call	N/R (4)	713,818

4,000	Kansas City, Missouri, Special Facility Revenue Bonds, MCI Overhaul Base Project, Series 2005G, 4.750%, 9/01/28 (Pre-refunded 9/01/15) (Alternative Minimum Tax)	9/15 at 100.00	AA– (4)	4,045,800

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E. Cox Medical Center, Series 1992H:
1,000	0.000%, 9/01/17 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	975,150
1,800	0.000%, 9/01/21 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	1,590,444
2,385	0.000%, 9/01/22 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	2,042,943

5,820	Missouri Health and Educational Facilities Authority, Revenue Refunding Bonds, CoxhHealth Systems Inc., Series 2008A, 5.500%, 11/15/39 (Pre-refunded 11/15/18)	11/18 at 100.00	N/R (4)	6,638,816

1,000	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project Series 2006A, 5.000%, 1/01/28 (Pre-refunded 1/01/16) – AMBAC Insured	1/16 at 100.00	A2 (4)	1,027,720

	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Series 2006:
405	5.000%, 1/01/17 (Pre-refunded 1/01/16) – NPFG Insured	1/16 at 100.00	AA– (4)	416,227
4,720	5.000%, 1/01/34 (Pre-refunded 1/01/16) – NPFG Insured	1/16 at 100.00	AA– (4)	4,850,838

2,590	Missouri State University, Auxiliary Enterprise System Revenue Bonds, Series 2007A, 5.000%, 4/01/24 (Pre-refunded 4/01/17) – SYNCORA GTY Insured	4/17 at 100.00	A+ (4)	2,792,124

	Saint Joseph Industrial Development Authority, Missouri, Special Obligation Revenue Bonds, Sewerage System Improvements Project, Series 2007:
500	4.750%, 4/01/20 (Pre-refunded 4/01/17)	4/17 at 100.00	A+ (4)	536,740
390	4.750%, 4/01/21 (Pre-refunded 4/01/17)	4/17 at 100.00	A+ (4)	418,657

1,950	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 6.125%, 6/01/21 – AMBAC Insured (ETM)	12/15 at 100.00	N/R (4)	2,300,337
36,940	Total U.S. Guaranteed			38,821,485

	Utilities – 5.6%

425	Missouri Development Finance Board, Infrastructure Facilities Leasehold Revenue Bonds, City of Independence, Missouri, Annual Appropriation Electric System Revenue Bonds – Dogwood Project, Series 2012A, 5.000%, 6/01/26	6/22 at 100.00	AA	470,845

Nuveen Investments	71

Nuveen Missouri Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$2,965	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – AMBAC Insured (Alternative Minimum Tax) (UB) (5)	12/16 at 100.00	AA+	$3,017,214

	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Refunding Series 2014A:
3,300	5.000%, 1/01/31	1/24 at 100.00	A2	3,705,999
1,755	5.000%, 1/01/32	1/24 at 100.00	A2	1,962,581

2,025	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Series 2009A, 6.000%, 1/01/39	1/16 at 100.00	A2	2,246,191

	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A:
2,885	5.000%, 1/01/32	1/25 at 100.00	A–	3,234,835
1,450	5.000%, 1/01/34	1/25 at 100.00	A–	1,623,318

1,500	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Series 2006, 5.000%, 1/01/16 – NPFG Insured	No Opt. Call	AA–	1,534,500

	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2012:
2,200	5.000%, 1/01/32	1/21 at 100.00	A2	2,394,084
2,000	5.000%, 1/01/37	1/21 at 100.00	A2	2,163,680

2,000	Springfield, Missouri, Public Utility Revenue Bonds, Refunding Series 2015, 4.000%, 8/01/31 (WI/DD, Settling 6/18/15)	8/25 at 100.00	AA+	2,095,360
22,505	Total Utilities			24,448,607

	Water and Sewer – 5.1%

725	Cape Girardeau, Missouri, Waterworks System Refunding Revenue Bonds, Series 2012A, 3.375%, 1/01/26	1/20 at 100.00	A+	737,028

3,000	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding Series 2014A, 4.000%, 3/01/35 – BAM Insured	3/23 at 100.00	AA	3,092,760

1,370	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	A–	1,502,575

745	Jefferson County Consolidated Public Water Supply District C1, Missouri, Waterworks Revenue Bonds, Refunding Series 2010, 4.125%, 12/01/24	12/17 at 100.00	A+	795,049

2,000	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Series 2009A, 5.250%, 1/01/34	1/19 at 100.00	AA	2,224,720

500	Kansas City, Missouri, Water Revenue Bonds, Refunding & Improvement Series 2009A, 5.250%, 12/01/32	12/18 at 100.00	AA+	558,180

1,500	Lincoln County Public Water Supply District 1, Missouri, Certificates of Participation, Refunding Series 2009, 6.750%, 6/15/35	6/16 at 100.00	A–	1,543,140

500	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2008A, 5.750%, 5/01/38	5/17 at 100.00	AAA	542,700

4,665	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2012A, 5.000%, 5/01/42	5/22 at 100.00	AAA	5,278,448

470	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2001C, 5.000%, 7/01/23	8/15 at 100.00	Aaa	471,889

50	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2005C, 4.750%, 7/01/23	1/16 at 100.00	Aaa	51,299

72	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$1,000	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2008A, 5.750%, 1/01/29	1/19 at 100.00	Aaa	$1,142,290

2,070	North Central Missouri Regional Water Commission, Waterworks System Revenue Bonds, Series 2006, 5.000%, 1/01/37	1/17 at 100.00	N/R	2,123,654

1,500	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Series 2015, 4.125%, 12/01/38	12/21 at 100.00	AA	1,523,970

590	Taney County Public Water Supply District 3, Missouri, Certificates of Participation, Refundind Series 2010, 4.500%, 7/01/25	7/15 at 101.00	A+	596,584

395	Warrenton, Missouri, Waterworks & Sewer System Revenue Bonds, Series 2014, 3.375%, 7/01/28 – BAM Insured	7/23 at 100.00	AA	397,362
21,080	Total Water and Sewer			22,581,648
$436,973	Total Long-Term Investments (cost $409,879,352)			436,502,277
	Floating Rate Obligations – (0.5)%			(2,225,000)
	Other Assets Less Liabilities – 1.3%			5,747,000
	Net Assets – 100%			$440,024,277

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	73

Nuveen Ohio Municipal Bond Fund

Portfolio of Investments	May 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.0%

	MUNICIPAL BONDS – 97.0%

	Consumer Staples – 3.0%

$250	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1, 5.000%, 6/01/16	No Opt. Call	Aa1	$259,060

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
17,315	5.125%, 6/01/24	6/17 at 100.00	B–	14,607,800
1,000	5.875%, 6/01/47	6/17 at 100.00	B	813,120
18,565	Total Consumer Staples			15,679,980

	Education and Civic Organizations – 6.5%

2,465	Miami University of Ohio, General Receipts Bonds, Refunding Series 2014, 5.000%, 9/01/30	9/24 at 100.00	AA	2,865,070

1,925	Miami University of Ohio, General Receipts Bonds, Series 2011, 5.000%, 9/01/36	9/21 at 100.00	AA	2,125,104

1,600	Ohio Higher Education Facilities Commission, General Revenue Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41	7/16 at 100.00	A+	1,661,040

910	Ohio Higher Education Facilities Commission, Revenue Bonds, Case Western Reserve University, Series 1990B, 6.500%, 10/01/20	No Opt. Call	AA–	1,024,432

400	Ohio Higher Education Facilities Commission, Revenue Bonds, College of Wooster Project, Series 2005, 5.000%, 9/01/20	9/15 at 100.00	A1	404,452

1,000	Ohio Higher Education Facilities Commission, Revenue Bonds, John Carroll University, Series 1997, 5.000%, 4/01/19	4/16 at 100.00	A3	1,024,680

1,000	Ohio Higher Education Facilities Commission, Revenue Bonds, Mount Union College, Series 2006, 5.000%, 10/01/31	10/16 at 100.00	A3	1,019,800

	Ohio Higher Educational Facilities Commission, Revenue Bonds, Denison University Project, Series 2012:
1,140	5.000%, 11/01/27	5/22 at 100.00	AA	1,311,490
1,000	5.000%, 11/01/30	5/22 at 100.00	AA	1,134,180

645	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Refunding Series 2009, 5.375%, 12/01/29	12/18 at 100.00	A	720,020

1,250	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Tender Option Bond Trust 1144, 16.989%, 12/01/43 (IF) (4)	12/22 at 100.00	A	1,751,700

500	Ohio Higher Educational Facility Commission, Higher Educational Facility Revenue Bonds, Xavier University Project, Series 2010, 5.000%, 5/01/40	5/20 at 100.00	A–	540,815

2,500	Ohio Higher Educational Facility Commission, Revenue Bonds, Kenyon College, Series 2015, 5.000%, 7/01/41	7/25 at 100.00	A+	2,767,050

1,885	Ohio State Higher Education Facilities, Revenue Bonds, Case Western Reserve University, Series 2006, 5.000%, 12/01/44 – NPFG Insured	12/16 at 100.00	AA–	1,987,770

	Ohio State University, General Receipts Bonds, Series 2014A:
4,820	5.000%, 12/01/34	12/24 at 100.00	Aa1	5,568,980
5,000	5.000%, 12/01/39	12/24 at 100.00	Aa1	5,697,450

500	Ohio State, Higher Educational Facility Revenue Bonds, Otterbein College Project, Series 2008A, 5.500%, 12/01/28	12/18 at 100.00	A3	554,480

1,000	Ohio University at Athens, General Receipts Bonds, Series 2013, 5.000%, 12/01/39	12/22 at 100.00	Aa3	1,110,100

74	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$1,030	Port of Greater Cincinnati Development Authority, Ohio, Economic Development Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/25	10/16 at 100.00	A+	$1,072,302
30,570	Total Education and Civic Organizations			34,340,915

	Health Care – 18.7%

	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series 2010A:
3,050	5.250%, 6/01/38	6/20 at 100.00	AA–	3,405,813
250	5.000%, 6/01/38	6/20 at 100.00	AA–	274,908

	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
750	5.500%, 11/01/22	11/20 at 100.00	A–	863,542
4,140	5.500%, 11/01/40	11/20 at 100.00	A–	4,669,754

850	Butler County, Ohio, Hospital Faciliteis Revenue Bonds, Kettering Health Network Obligated Group Project, Series 2011, 5.625%, 4/01/41	No Opt. Call	A	949,110

1,600	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/43	6/23 at 100.00	Baa2	1,687,136

	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2009:
3,000	5.000%, 11/01/34	11/19 at 100.00	Aa2	3,317,400
3,000	5.250%, 11/01/40	11/19 at 100.00	Aa2	3,345,960

3,180	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Series 2008A, 5.000%, 11/01/40	11/18 at 100.00	Aa2	3,429,376

10,300	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA+	11,368,007

470	Hancock County, Ohio, Hospital Revenue Bonds, Blanchard Valley Regional Health Center, Series 2011A, 6.250%, 12/01/34	6/21 at 100.00	A2	550,699

750	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.625%, 8/15/29	8/18 at 100.00	A3	831,068

	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2008D:
400	5.000%, 11/15/38	11/18 at 100.00	AA	432,540
305	5.125%, 11/15/40	11/18 at 100.00	AA	330,434

3,240	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	3,886,996

2,530	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/26	5/16 at 100.00	A	2,612,782

930	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	991,659

7,000	Montgomery County, Ohio, Hospital Facilities Revenue Refunding and Improvement Bonds, Kettering Medical Center, Series 1996, 6.250%, 4/01/20 – NPFG Insured	No Opt. Call	AA–	7,811,020

750	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Refunding Series 2009A, 5.000%, 5/01/39	5/19 at 100.00	A+	805,672

2,270	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/32	8/15 at 100.00	A+	2,274,086

2,000	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/44	2/23 at 100.00	BB+	2,069,680

Nuveen Investments	75

Nuveen Ohio Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$2,480	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health System Project, Series 2010, 5.250%, 11/15/40 – AGM Insured	5/20 at 100.00	AA	$2,740,226

11,150	Ohio State, Hospital Facility Revenue Bonds, Cleveland Clinic Health System Obligated Group, Refunding Series 2009A, 5.500%, 1/01/39	1/19 at 100.00	Aa2	12,457,783

	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 2015-XF0105:
5,625	19.888%, 1/01/33 (IF)	1/19 at 100.00	Aa2	8,264,025
700	19.888%, 7/01/36 (IF)	1/18 at 100.00	Aa2	927,556

	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Series 2013A:
1,465	5.000%, 1/15/28	1/23 at 100.00	A	1,636,346
4,390	5.000%, 1/15/29	1/23 at 100.00	A	4,887,914

	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008:
500	5.500%, 12/01/28	12/18 at 100.00	A–	557,345
1,305	5.750%, 12/01/35	12/18 at 100.00	A–	1,458,142

800	Scioto County, Ohio, Hospital Facilities Refunding Revenue Bonds, Southern Ohio Medical Center, Series 2008, 5.750%, 2/15/38	2/18 at 100.00	A2	871,664

	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012:
3,500	5.000%, 12/01/37	No Opt. Call	Baa2	3,602,550
5,500	5.000%, 12/01/42	No Opt. Call	Baa2	5,643,550
88,180	Total Health Care			98,954,743

	Housing/Multifamily – 1.6%

500	Bowling Green, Ohio, Student Housing Revenue Bonds, CFP I LLC – Bowling Green State University Project, Series 2010, 5.750%, 6/01/31	6/20 at 100.00	BBB–	534,310

860	Clark County, Ohio, Multifamily Housing Revenue Bonds, Church of God Retirement Home, Series 1998, 6.250%, 11/01/30 (Alternative Minimum Tax)	11/15 at 100.00	N/R	760,498

1,805	Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue Bonds, Canterbury Court Project, Series 2007, 5.500%, 10/20/42 (Alternative Minimum Tax)	10/18 at 101.00	Aa1	1,904,040

2,175	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments Project, Series 2007, 5.250%, 9/20/47 (Alternative Minimum Tax)	9/17 at 102.00	Aa1	2,262,587

3,000	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (Alternative Minimum Tax)	11/17 at 102.00	Aa1	3,093,870
8,340	Total Housing/Multifamily			8,555,305

	Housing/Single Family – 0.1%

515	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2009C, 5.200%, 9/01/29	9/18 at 100.00	Aaa	539,941

	Industrials – 1.9%

500	Cleveland-Cuyahoga County Port Authority, Ohio, Common Bond Fund Revenue Bonds, Cleveland Christian Home Project, Series 2002C, 5.950%, 5/15/22	8/15 at 100.00	BBB+	504,155

3,500	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB–	3,870,370

	Ohio State, Economic Development Revenue Bonds, Ohio Enterprise Bond Fund, Shearer’s Foods Inc. Project, Series 2009-5:
1,455	5.000%, 6/01/22	12/19 at 100.00	AA+	1,654,277
1,645	5.000%, 12/01/24	12/19 at 100.00	AA+	1,865,726

76	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Industrials (continued)

$1,600	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation Inc., Series 1992, 6.450%, 12/15/21	No Opt. Call	Baa1	$1,985,232
8,700	Total Industrials			9,879,760

	Long-Term Care – 1.2%

800	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2005A, 5.000%, 7/01/26	7/15 at 100.00	BBB–	800,656

1,505	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB–	1,620,855

400	Hamilton County, Ohio, Health Care Revenue Refunding Bonds, Life Enriching Communities Project, Series 2006A, 5.000%, 1/01/27	1/17 at 100.00	BBB	411,024

3,080	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	3,352,796
5,785	Total Long-Term Care			6,185,331

	Tax Obligation/General – 12.0%

1,200	Adams County-Ohio Valley School District, Adams and Highland Counties, Ohio, Unlimited Tax School Improvement General Obligation Bonds, Series 1995, 7.000%, 12/01/15 – NPFG Insured	No Opt. Call	AA–	1,235,700

330	Buckeye Valley Local School District, Ohio, Unlimited Tax General Obligation Bonds, Series 1995A, 6.850%, 12/01/15 – NPFG Insured	No Opt. Call	AA–	338,973

1,180	Canal Winchester Local School District, Franklin and Fairfield Counties, Ohio, General Obligation Bonds, Series 2005B, 0.000%, 12/01/33 – NPFG Insured	No Opt. Call	Aa3	613,612

300	Cincinnati City School District, Hamilton County, Ohio, General Obligation Bonds, School Improvement, Refunding Series 2010, 5.250%, 6/01/21	6/20 at 100.00	Aa2	350,100

	Cincinnati City School District, Hamilton County, Ohio, General Obligation Bonds, Series 2006:
535	5.250%, 12/01/19 – FGIC Insured	No Opt. Call	AA+	623,270
380	5.250%, 12/01/27 – FGIC Insured	No Opt. Call	AA+	472,462

1,000	Clyde-Green Springs Exempt Village School District, Summit County, Ohio, General Obligation Bonds, Series 2008, 5.000%, 12/01/27 – AGM Insured	6/18 at 100.00	Aa2	1,086,630

1,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006, 0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA+	651,750

845	Cuyahoga County, Ohio, Limited Tax General Obligation Bonds, Series 1993, 5.650%, 5/15/18	No Opt. Call	AAA	915,245

6,000	Franklin County, Ohio, General Obligation Bonds, Refunding Series 2014, 5.000%, 6/01/24	12/23 at 100.00	AAA	7,344,960

4,225	Franklin County, Ohio, General Obligation Bonds, Refunding Series 2015, 5.000%, 12/01/31 (WI/DD, Settling 6/03/15)	12/25 at 100.00	AAA	5,015,117

1,000	Gallia County Local School District, Gallia and Jackson Counties, Ohio, General Obligation Bonds, Refunding School Improvement Series 2014, 5.000%, 11/01/32	11/24 at 100.00	Aa2	1,144,520

	Graham Local School District, Champaign and Shelby Counties, Ohio, General Obligation Bonds, School Improvement Series 2013:
500	0.000%, 12/01/29	No Opt. Call	Aa2	281,095
850	0.000%, 12/01/30	No Opt. Call	Aa2	456,340

1,000	Greenville City School District, Drake County, Ohio, General Obligation Bonds, School Improvement Series 2013, 5.250%, 1/01/38	1/22 at 100.00	AA	1,113,350

Nuveen Investments	77

Nuveen Ohio Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,000	Highland Local School District, Morrow and Delaware Counties, Ohio, General Obligation Bonds, School Facilities Construction and Improvement Series 2008, 5.375%, 12/01/33	12/18 at 100.00	Aa2	$1,123,120

1,095	Hilliard, Ohio, General Obligation Bonds, Various Purpose Series 2012, 5.000%, 12/01/23	12/22 at 100.00	Aa1	1,289,538

	Indian Creek Local School District, Jefferson County, Ohio, General Obligation Bonds, School Facilities Construction and Improvements, Series 2009:
1,750	5.000%, 12/01/34	6/19 at 100.00	Aa2	1,945,422
1,100	5.125%, 12/01/36	6/19 at 100.00	Aa2	1,191,058

1,095	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, School improvement Series 2012, 0.000%, 12/01/27	6/19 at 100.00	Aa1	702,147

755	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2011, 5.000%, 12/01/19	No Opt. Call	Aa1	864,316

1,560	Kettering City School District, Montgomery County, Ohio, General Obligation Bonds, Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	AA	1,918,675

340	Lake County, Ohio, Limited Tax Sewer District Improvement Bonds, Series 2000, 5.600%, 12/01/20	No Opt. Call	Aa1	385,312

1,000	Lorain, Ohio, General Obligation Bonds, Pellet Terminal Improvement Series 2008, 6.750%, 12/01/28 – AMBAC Insured	12/18 at 100.00	A3	1,166,410

2,380	Lucas County, Ohio, General Obligation Bonds, Various Purpose Series 2010, 5.000%, 10/01/40	10/18 at 100.00	AA	2,618,547

1,000	Mason City School District, Warren and Butler Counties, Ohio, General Obligation Bonds, Refunding Series 2013A, 0.000%, 12/01/22	No Opt. Call	Aa1	834,140

1,000	Maumee City School District, Lucas County, Ohio, General Obligation Bonds, Capital Apprication Refunding Series 2012, 0.000%, 12/01/23	No Opt. Call	AA–	793,640

1,265	Monroe Local School District, Butler County, Ohio, General Obligation Bonds, Series 2002, 5.750%, 12/01/20 – AMBAC Insured	No Opt. Call	Baa1	1,477,052

275	Napoleon City School District, Henry County, Ohio, General Obligation Bonds, Facilities Construction & Improvement Series 2012, 5.000%, 12/01/36	6/22 at 100.00	Aa3	303,124

1,585	New Albany, Ohio, General Obligation Bonds, Series 2012, 5.000%, 12/01/29	6/22 at 100.00	Aa1	1,806,504

530	Newark, Ohio, General Obligation Bonds, Storm Sewer Improvement Series 2009, 5.500%, 12/01/34	12/19 at 100.00	A1	586,392

	Oak Hills Local School District, Hamilton County, Ohio, General Obligation Bonds, Refunding Series 2005:
3,740	5.000%, 12/01/23 – AGM Insured	12/15 at 100.00	AA	3,827,628
500	5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA	511,650
1,000	5.000%, 12/01/25 – AGM Insured	12/15 at 100.00	AA	1,023,020

925	Oakwood City School District, Montgomery County, Ohio, General Obligation Bonds, Series 2012, 0.000%, 12/01/21	No Opt. Call	Aa2	779,979

2,000	Ohio State, General Obligation Bonds, Highway Capital Improvement, Series 2014R, 5.000%, 5/01/29	5/24 at 100.00	AAA	2,353,860

1,000	Ohio, General Obligation Bonds, Infrastructure Improvements, Refunding Series 2002A, 5.500%, 2/01/20	No Opt. Call	AA+	1,181,500

1,500	Pettisville Local School District, Fulton County, Ohio, General Obligation Bonds, School Facilities Construction and Improvement Bonds, Series 2009, 5.000%, 12/01/36	6/19 at 100.00	Aa2	1,617,135

	Princeton City School District, Hamilton County, Ohio, Certificates of Participation, Series 2013:
610	5.000%, 12/01/33	12/22 at 100.00	AA–	661,142
1,305	5.000%, 12/01/42	12/22 at 100.00	AA–	1,404,663

78	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,710	South Euclid, Ohio, General Obligation Bonds, Real Estate Acquisition and Urban Redevelopment, Series 2012, 5.000%, 6/01/32	6/22 at 100.00	Aa2	$1,917,748

3,435	Summit County, Ohio, General Obligation Bonds, Series 2002R, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	AA+	4,206,020

735	Symmes Township, Hamilton County, Ohio, General Obligation Bonds, Parkland Acquistion & Improvement Series 2010, 5.250%, 12/01/37	12/20 at 100.00	Aa1	856,025

500	Wadsworth City School District, Medina County, Ohio, General Obligation Bonds, School Improvement Series 2009, 5.000%, 12/01/37 – AGC Insured	12/17 at 100.00	AA	535,085

2,000	West Clermont Local School District, Clermont County, Ohio, General Obligation Bonds, Series 2008, 5.000%, 12/01/31 – AGM Insured	12/18 at 100.00	AA	2,215,820
59,035	Total Tax Obligation/General			63,739,796

	Tax Obligation/Limited – 21.6%

	Blue Ash, Ohio, Tax Increment Financing Revenue Bonds, Duke Realty Ohio, Series 2006:
950	5.000%, 12/01/25	12/16 at 102.00	N/R	983,108
1,165	5.000%, 12/01/30	12/16 at 102.00	N/R	1,192,412
650	5.000%, 12/01/35	12/16 at 102.00	N/R	661,485

1,150	Cincinnati, Ohio, Economic Development Revenue Bonds, Keystone Parke Project, Series 2008A, 5.000%, 11/01/38	8/15 at 100.00	Aa3	1,154,002

	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2013A-2:
990	5.000%, 10/01/27	10/23 at 100.00	AA	1,139,421
1,150	5.000%, 10/01/30	10/23 at 100.00	AA	1,304,008
1,205	5.000%, 10/01/31	10/23 at 100.00	AA	1,361,662

3,000	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2015A-2, 5.000%, 10/01/37	10/23 at 100.00	AA	3,348,150

2,600	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, R.I.T.A. Project, Series 2004, 5.000%, 11/15/19 – RAAI Insured	8/15 at 100.00	AA	2,606,448

	Columbiana Exempted Village School District, Columbiana County, Ohio, Certificates of Participation, Series 2010:
1,400	5.000%, 12/01/26 – AGM Insured	12/20 at 100.00	AA	1,538,390
1,645	5.000%, 12/01/28 – AGM Insured	12/20 at 100.00	AA	1,796,998

	Columbus-Franklin County Finance Authority, Ohio, Development Revenue Bonds, Hubbard Avenue Parking Facility Project, Series 2012A:
500	4.500%, 12/01/27	12/19 at 100.00	BBB	501,345
685	5.000%, 12/01/32	12/19 at 100.00	BBB	692,980
555	5.000%, 12/01/36	12/19 at 100.00	BBB	559,895

	Cuyahoga County, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, Medical Mart- Convention Center Project, Series 2010F:
2,710	5.250%, 12/01/25	12/20 at 100.00	Aa2	3,127,855
3,250	5.000%, 12/01/27	12/20 at 100.00	Aa2	3,698,467

	Cuyahoga County, Ohio, Sales Tax Revenue Bonds, Various Purpose Series 2014:
1,000	5.000%, 12/01/28	12/24 at 100.00	AAA	1,183,860
1,810	5.000%, 12/01/32	12/24 at 100.00	AAA	2,105,826
1,585	5.000%, 12/01/33	12/24 at 100.00	AAA	1,838,378
1,385	5.000%, 12/01/34	12/24 at 100.00	AAA	1,600,215
1,055	5.000%, 12/01/35	12/24 at 100.00	AAA	1,215,191

1,700	Delaware County District Library, Ohio, Library Fund Library Facilities Special Obligation Notes, Series 2009, 5.000%, 12/01/34	12/19 at 100.00	Aa2	1,849,022

Nuveen Investments	79

Nuveen Ohio Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$5,615	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Anticipation Bonds, Series 2005, 5.000%, 12/01/25 – AMBAC Insured	12/15 at 100.00	Aaa	$5,747,682

	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Refunding Anticipation Bonds, Series 2007:
245	5.000%, 12/01/26	12/17 at 100.00	Aaa	267,084
210	5.000%, 12/01/27	12/17 at 100.00	Aaa	228,495

10,345	Franklin County Convention Facilities Authority, Ohio, Tax and Lease Revenue Anticipation and Refunding Bonds, Columbus City & Franklin County Lessees, Series 2014, 5.000%, 12/01/35	12/24 at 100.00	Aaa	11,661,919

1,675	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital Improvement Bonds, Refunding Series 2014A, 5.000%, 12/01/25	No Opt. Call	AAA	2,053,985

	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital Improvement Bonds, Refunding Series 2015:
1,050	5.000%, 12/01/32	12/25 at 100.00	AAA	1,229,771
1,105	5.000%, 12/01/33	12/25 at 100.00	AAA	1,289,867

5,800	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 5.000%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A+	6,116,216

	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B:
500	0.000%, 12/01/26 – AMBAC Insured	No Opt. Call	A+	336,910
3,300	0.000%, 12/01/28 – AMBAC Insured	No Opt. Call	A+	2,034,120
1,750	0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	1,078,700

	Hamilton County, Ohio, Sales Tax Revenue Bonds, Refunding Series 2011A:
1,235	5.000%, 12/01/25	12/21 at 100.00	A+	1,407,110
5,375	5.000%, 12/01/31	12/21 at 100.00	A+	5,952,490

26,700	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38 (Mandatory put 1/01/23)	1/23 at 100.00	AA	29,535,540

	Mayfield City School District, Ohio, Certificates of Participation, Middle School Project, Series 2009B:
435	0.000%, 9/01/27	No Opt. Call	Aa2	290,149
855	0.000%, 9/01/28	No Opt. Call	Aa2	548,645
2,635	5.000%, 9/01/31	9/19 at 100.00	Aa2	2,795,234

2,015	Milton Union Exempt Village School District, Ohio, Special Limited Obligation Bonds, Series 2009, 5.000%, 12/01/32	12/19 at 100.00	A+	2,194,295

1,100	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C, 5.000%, 10/01/23	10/22 at 100.00	A1	1,262,833

400	Riversouth Authority, Ohio, Lazarus Building Redevelopment Bonds, Series 2007A, 5.750%, 12/01/27	12/17 at 100.00	N/R	431,320

	Riversouth Authority, Ohio, Riversouth Area Redevelopment Bonds, Refunding Series 2012A:
1,400	5.000%, 12/01/23	12/22 at 100.00	AA+	1,645,224
800	5.000%, 12/01/24	12/22 at 100.00	AA+	934,752
106,685	Total Tax Obligation/Limited			114,501,459

	Transportation – 8.6%

	Cleveland, Ohio, Airport System Revenue Bonds, Series 2012A:
7,000	5.000%, 1/01/29	No Opt. Call	A–	7,673,260
1,000	5.000%, 1/01/30	1/22 at 100.00	A–	1,091,860
3,450	5.000%, 1/01/31 – AGM Insured	1/22 at 100.00	AA	3,801,107

80	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Transportation (continued)

$1,000	Columbus Regional Airport Authority, Ohio, Revenue Bonds, Refunding Series 2007, 5.000%, 1/01/28 – NPFG Insured	1/17 at 100.00	AA–	$1,057,010

	Ohio State Treasurer, Tax-Exempt Private Activity Bonds, Portsmouth Gateway Group, LLC – Borrower, Portsmouth Bypass Project, Series 2015:
2,500	5.000%, 12/31/35 – AGM Insured (Alternative Minimum Tax)	6/25 at 100.00	AA	2,738,350
3,000	5.000%, 12/31/39 – AGM Insured (Alternative Minimum Tax)	6/25 at 100.00	AA	3,262,470
7,725	5.000%, 6/30/53 (Alternative Minimum Tax)	6/25 at 100.00	Baa2	8,137,592

11,000	Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A, 5.500%, 2/15/24 – FGIC Insured	No Opt. Call	AA	13,744,390

2,450	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.250%, 2/15/39	2/23 at 100.00	A+	2,778,153

4,025	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien Series 2013A-2, 0.000%, 2/15/37	No Opt. Call	A+	1,552,966
43,150	Total Transportation			45,837,158

	U.S. Guaranteed – 7.1% (5)

	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A:
945	5.000%, 2/15/31 (Pre-refunded 2/15/18)	2/18 at 100.00	N/R (5)	1,047,117
4,705	5.250%, 2/15/43 (Pre-refunded 2/15/18)	2/18 at 100.00	N/R (5)	5,244,852

1,000	Beavercreek City School District, Ohio, General Obligation Bonds, Series 2009, 5.000%, 12/01/36 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa1 (5)	1,141,220

1,000	Fairview Park, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/25 (Pre-refunded 12/01/15) – NPFG Insured	12/15 at 100.00	Aa2 (5)	1,023,850

	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Refunding Anticipation Bonds, Series 2007:
1,970	5.000%, 12/01/26 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (5)	2,172,220
1,790	5.000%, 12/01/27 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (5)	1,973,743

3,160	Franklin County, Ohio, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 12/01/28 (Pre-refunded 12/01/17)	12/17 at 100.00	AAA	3,484,374

400	Gahanna, Ohio, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 12/01/27 (Pre-refunded 12/01/17) – NPFG Insured	12/17 at 100.00	AA+ (5)	441,060

1,000	Greene County, Ohio, General Obligation Bonds, General Infrastructure Series 2007, 5.250%, 12/01/26 (Pre-refunded 12/01/17) – AMBAC Insured	12/17 at 100.00	Aa1 (5)	1,108,840

930	Hamilton County, Ohio, Sewer System Revenue Bonds, Metropolitan Sewer District of Greater Cincinnati, Improvement Series 2006A, 5.000%, 12/01/26 (Pre-refunded 12/01/16) – NPFG Insured	12/16 at 100.00	AA+ (5)	992,738

2,500	Hubbard Exempt Village School District, Trumbull County, Ohio, General Obligation Bonds, Classroom Facilities Improvements, Series 2007, 5.000%, 12/01/34 (Pre-refunded 6/01/17) – CIFG Insured	6/17 at 100.00	A+ (5)	2,709,175

1,725	Lakewood City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/30 (Pre-refunded 12/01/17) – FGIC Insured	12/17 at 100.00	Aa2 (5)	1,902,071

	Marysville Exempted Village School District, Union County, Ohio, General Obligation Bonds, Series 2006:
1,190	5.000%, 12/01/24 (Pre-refunded 12/01/15) – AGM Insured	12/15 at 100.00	AA (5)	1,218,013
665	5.000%, 12/01/24 (Pre-refunded 12/01/15) – AGM Insured	12/15 at 100.00	AA (5)	680,714

1,260	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2006, 5.250%, 12/01/25 (Pre-refunded 12/01/16) – SYNCORA GTY Insured	12/16 at 100.00	N/R (5)	1,349,321

Nuveen Investments	81

Nuveen Ohio Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (5) (continued)

$1,000	Mason City School District, Warren and Butler Counties, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/31 (Pre-refunded 6/01/17)	6/17 at 100.00	Aa1 (5)	$1,085,350

1,000	Milford Exempted Village School District, Ohio, General Obligation Bonds, Series 2008, 5.250%, 12/01/36 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa3 (5)	1,141,820

790	Ohio Water Development Authority, Loan Revenue Bonds, Pure Water Development, Series 1990I, 6.000%, 12/01/16 – AMBAC Insured (ETM)	12/16 at 100.00	Aaa	814,411

530	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, State Match, Series 2008, 5.000%, 6/01/28 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	AAA	592,503

1,000	Olmsted Falls City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/35 (Pre-refunded 6/01/17) – SYNCORA GTY Insured	6/17 at 100.00	A+ (5)	1,066,230

3,235	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006, 5.250%, 11/15/36 (Pre-refunded 11/15/16)	11/16 at 100.00	N/R (5)	3,456,468

600	Saint Marys City School District, Auglaize County, Ohio, General Obligation Bonds, School Facilities Construction and Improvement, Series 2008, 5.000%, 12/01/28 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	Aa2 (5)	669,246

1,300	Sylvania City School District, Lucas County, Ohio, General Obligation Bonds, School Improvement Series 1995, 5.250%, 12/01/36 (Pre-refunded 6/01/17) – AGC Insured	6/17 at 100.00	AA (5)	1,417,416

	Vandalia Butler City School District, Montgomery County, Ohio, General Obligation Bonds, School Improvement Series 2009:
690	5.125%, 12/01/37 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (5)	794,583
310	5.125%, 12/01/37 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa3 (5)	356,987
34,695	Total U.S. Guaranteed			37,884,322

	Utilities – 3.4%

	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A:
55	5.000%, 2/15/31	2/18 at 100.00	A1	59,714
295	5.250%, 2/15/43	2/18 at 100.00	A1	320,202

1,500	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2015A, 5.000%, 2/15/42	2/24 at 100.00	A1	1,652,220

	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B:
4,740	0.000%, 11/15/34 – NPFG Insured	No Opt. Call	AA–	2,092,900
2,000	5.000%, 11/15/38 – NPFG Insured	5/18 at 100.00	AA–	2,175,400
7,500	0.000%, 11/15/38 – NPFG Insured	No Opt. Call	AA–	2,637,150

2,800	Ohio Air Quality Development Authority, Air Quality Revenue Refunding Bonds, Columbus Southern Power Company Project, Series 2009B, 5.800%, 12/01/38 (Mandatory put 12/01/19)	12/19 at 100.00	Baa1	3,097,752

500	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2010A, 3.375%, 7/01/33 (Mandatory put 7/01/15)	No Opt. Call	BBB–	500,970

500	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, FirstEnergy Generation Corp. Project, Series 2009A, 5.700%, 8/01/20	No Opt. Call	BBB–	574,280

4,420	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	4,938,112
24,310	Total Utilities			18,048,700

82	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer – 11.3%

$1,390	Akron, Ohio, Waterworks System Mortgage Revenue Bonds, Refunding & Improvement Series 2009, 5.000%, 3/01/34 – AGC Insured	3/19 at 100.00	A3	$1,462,711

1,730	Butler County, Ohio, Sewer System Revenue Bonds, Refunding Series 2005, 5.000%, 12/01/23 – AGM Insured	No Opt. Call	Aa3	2,011,160

4,355	Cincinnati, Ohio, Water System Revenue Bonds, Series 2007B, 5.000%, 12/01/32	12/17 at 100.00	AAA	4,766,765

865	City of Marysville, Ohio, Water System Mortgage Revenue Bonds, Series 2007, 5.000%, 12/01/32 – AMBAC Insured	12/17 at 100.00	A1	935,394

	Cleveland, Ohio, Water Revenue Bonds, Second Lien Series 2012A:
1,500	5.000%, 1/01/24	1/22 at 100.00	Aa2	1,771,395
775	5.000%, 1/01/26	1/22 at 100.00	Aa2	903,270
1,000	5.000%, 1/01/27	1/22 at 100.00	Aa2	1,157,560

10,225	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa1	11,502,511

5,300	Columbus, Ohio, Sewerage System Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/25	12/24 at 100.00	AA+	6,478,508

450	Ironton, Ohio, Sewer System Improvement Revenue Bonds, Series 2011, 5.250%, 12/01/40 – AGM Insured	12/20 at 100.00	A2	491,243

1,745	Lebanon, Ohio, Waterworks System Revenue Bonds, Improvement and Refunding Series 2012, 5.000%, 12/01/31	12/21 at 100.00	A1	1,979,650

	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2006:
495	5.250%, 12/01/25 – SYNCORA GTY Insured	12/16 at 100.00	A–	528,828
130	4.750%, 12/01/46 – SYNCORA GTY Insured	12/16 at 100.00	A–	136,315

5,590	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2007, 4.750%, 12/01/47 – SYNCORA GTY Insured	12/17 at 100.00	A–	5,960,002

8,500	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Series 2013, 5.000%, 11/15/38	5/23 at 100.00	AA+	9,574,060

3,125	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Tender Option Bond Trust 3A, 17.878%, 11/15/43 (IF)	5/23 at 100.00	AA+	4,611,250

	Ohio Water Development Authority, Revenue Bonds, Water Development Community Assistance Program, Refunding Series 2009:
1,405	5.000%, 12/01/25	12/19 at 100.00	Aa1	1,606,589
1,475	5.000%, 12/01/26	12/19 at 100.00	Aa1	1,685,955

2,060	Springboro, Ohio, Sewer System Mortgage Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/27	6/22 at 100.00	Aa2	2,330,396
52,115	Total Water and Sewer			59,893,562
$480,645	Total Long-Term Investments (cost $482,422,929)			514,040,972
	Other Assets Less Liabilities – 3.0% (6)			16,130,404
	Net Assets – 100%			$530,171,376

Investments in Derivatives as of May 31, 2015

Credit Default Swaps outstanding:

Counterparty	Reference Entity	Buy/Sell Protection (7)	Current Credit Spread (8)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation)
Goldman Sachs	Commonwealth of Puerto Rico	Buy	16.64%	$4,180,000	5.000%	12/20/19	$1,015,206	$105,104

Nuveen Investments	83

Nuveen Ohio Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2015

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(7)	The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(8)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

84	Nuveen Investments

Nuveen Wisconsin Municipal Bond Fund

Portfolio of Investments	May 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 98.9%

	MUNICIPAL BONDS – 98.9%

	Consumer Staples – 0.9%

$880	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 5.250%, 6/01/32	6/17 at 100.00	B	$861,696

	Education and Civic Organizations – 5.6%

	Madison Community Development Authority, Wisconsin, Revenue Bonds, The Wisconsin Alumni Research Foundation, Series 2009:
300	5.000%, 10/01/28	10/19 at 100.00	AAA	341,823
1,000	5.000%, 10/01/34	10/19 at 100.00	AAA	1,139,130

1,000	Milwaukee Redevelopment Authority, Wisconsin, Milwaukee Science Education Consortium, Inc Project, Series 2013A, 6.000%, 8/01/33	8/23 at 100.00	BBB–	1,118,960

1,300	Milwaukee Redevelopment Authority, Wisconsin, Revenue Bonds, Milwaukee School of Engineering Project, Series 2012, 4.100%, 4/01/32 – AGM Insured	4/22 at 100.00	AA	1,354,899

550	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Fin Authority, Higher Ed Rev and Rev Refunding Bonds, University of the Sacred Heart Project, Series 2012, 5.000%, 10/01/42	No Opt. Call	BBB	442,739

250	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.500%, 12/01/31	6/15 at 100.00	BBB–	227,983

1,060	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2006, 5.000%, 3/01/36	3/16 at 100.00	BBB–	870,726
5,460	Total Education and Civic Organizations			5,496,260

	Health Care – 19.1%

	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc., Series 2009:
1,150	5.500%, 2/15/29	2/19 at 100.00	A3	1,264,206
2,550	5.875%, 2/15/39	2/19 at 100.00	A3	2,812,140

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aspirus, Inc. Obligated Group, Series 2015A, 5.000%, 8/15/34	2/25 at 100.00	A+	1,088,580

750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beaver Dam Community Hospitals Inc., Series 2013A, 5.250%, 8/15/34	8/23 at 100.00	BBB–	793,748

1,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital, Series 2015, 4.000%, 12/01/35	6/24 at 100.00	A+	1,456,020

1,230	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32	5/16 at 100.00	BBB–	1,258,634

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 2015-XF0118:
250	13.699%, 4/01/20 (IF) (4)	No Opt. Call	AA–	258,190
1,000	17.678%, 4/01/29 (IF) (4)	4/19 at 100.00	AA–	1,315,000

665	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Howard Young Health Care, Inc., Refunding Series 2012, 5.000%, 8/15/22	No Opt. Call	A	744,541

Nuveen Investments	85

Nuveen Wisconsin Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2006A, 5.375%, 2/15/34	2/16 at 100.00	A–	$1,016,960

890	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/40	2/22 at 100.00	A–	942,145

1,350	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/32	8/22 at 100.00	AA	1,471,270

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ThedaCare, Inc., Series 2009A, 5.500%, 12/15/38	12/19 at 100.00	AA–	1,105,010

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A, 5.250%, 8/15/19	8/16 at 100.00	A–	2,102,460

1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Fort Healthcare, Series 2014, 5.000%, 5/01/29	5/24 at 100.00	BBB	1,074,000
17,335	Total Health Care			18,702,904

	Housing/Multifamily – 8.5%

2,000	Hudson Housing Authority, Wisconsin, Multifamily Housing Revenue Bonds, Cedar Ridge Apartments Project, Series 2013A, 5.125%, 6/01/30	6/23 at 100.00	N/R	2,118,400

1,500	Platteville Redevelopment Authority, Wisconsin, Revenue Bonds, University of Wisconsin – Platteville Real Estate Foundation Project, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	BBB–	1,573,680

1,380	Puerto Rico Housing Finance Authority, Subordinate Lien Capital Fund Program Revenue Bonds, Modernization Series 2008, 5.125%, 12/01/27	12/18 at 100.00	A+	1,476,655

2,000	Wisconsin Housing and Economic Development Authority Multi Family Housing Bonds, Western Technical College Student Housing Project, Series 2013B, 4.700%, 4/01/38	No Opt. Call	A	2,160,920

970	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2006A, 4.550%, 5/01/27 (Alternative Minimum Tax)	5/16 at 100.00	AA	976,897
7,850	Total Housing/Multifamily			8,306,552

	Housing/Single Family – 2.4%

	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 2005E:
1,000	4.900%, 11/01/35	11/15 at 100.00	AA	1,004,340
1,375	4.900%, 11/01/35 – AMBAC Insured	11/15 at 100.00	AA	1,381,545
2,375	Total Housing/Single Family			2,385,885

	Long-Term Care – 8.7%

1,000	New Richmond Community Development Authority, Wisconsin, Health Care Facilities Revenue Bonds, PHM/New Richmond Senior Housing, Inc., Series 2011, 6.650%, 9/01/43	9/18 at 101.00	N/R	1,045,920

1,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014B, 5.000%, 7/01/44	7/24 at 100.00	BBB+	1,869,123

1,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/43	8/23 at 100.00	A–	1,565,040

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014, 5.000%, 12/01/44	12/22 at 102.00	N/R	2,006,000

2,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014, 5.375%, 10/01/44	10/22 at 102.00	N/R	2,042,180
8,250	Total Long-Term Care			8,528,263

86	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Materials – 0.4%

$385	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)	11/24 at 100.00	N/R	$392,407

	Tax Obligation/General – 1.6%

	Guam Government, General Obligation Bonds, Series 2007A:
1,000	5.000%, 11/15/23	11/17 at 100.00	BB–	1,030,770
500	5.125%, 11/15/27	11/17 at 100.00	BB–	513,285
1,500	Total Tax Obligation/General			1,544,055

	Tax Obligation/Limited – 38.0%

650	Beloit Community Development Authority, Rock County, Wisconsin, Lease Revenue Bonds, Series 2009, 5.000%, 3/01/25	3/18 at 100.00	N/R	685,224

	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue Bonds, Tax Increment District 7, Refunding Series 2011B:
1,000	3.850%, 9/01/20	9/18 at 100.00	A1	1,056,160
500	3.700%, 9/01/21	9/18 at 100.00	A1	521,130

	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue Bonds, Tax Increment District 7, Refunding Series 2012:
100	1.850%, 9/01/18	No Opt. Call	A1	101,015
500	2.750%, 9/01/22	9/20 at 100.00	A1	508,085

	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,000	5.000%, 1/01/31	1/22 at 100.00	A	1,098,660
440	5.125%, 1/01/42	1/22 at 100.00	A	477,690

675	Milwaukee Redevelopment Authority, Wisconsin, HSI Industrial I LLC Project Revenue Bonds, Series 2008, 5.125%, 6/01/29	6/16 at 100.00	A1	700,393

1,300	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Neighborhood Public Schools Initiative, Series 2007A, 4.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	Aa3	1,346,163

275	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2005A, 4.600%, 8/01/22	8/15 at 100.00	A1	277,052

	Neenah Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2008A:
500	4.625%, 12/01/28	12/18 at 100.00	A1	544,575
1,000	4.750%, 12/01/32	12/18 at 100.00	A1	1,090,550

	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2011-144A:
785	5.500%, 2/01/21	No Opt. Call	AA–	882,301
2,500	6.500%, 2/01/31	2/19 at 102.00	AA–	2,903,125

500	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	CCC–	467,630

	Saint Francis Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2007:
400	4.150%, 3/01/20	3/17 at 100.00	A2	414,592
300	4.350%, 3/01/22	3/17 at 100.00	A2	309,153
280	4.500%, 3/01/24	3/17 at 100.00	A2	288,098
520	4.600%, 3/01/27	3/17 at 100.00	A2	533,208

1,935	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A, 5.500%, 12/15/26 – NPFG Insured	No Opt. Call	AA–	2,343,788

1,220	Sturgeon Bay Waterfront Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Series 2006A, 4.500%, 10/01/21	10/16 at 100.00	N/R	1,254,538

Nuveen Investments	87

Nuveen Wisconsin Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$2,250	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 – AGM Insured	No Opt. Call	AA	$2,530,170

500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2014C, 5.000%, 10/01/39	10/24 at 100.00	BBB+	535,800

1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2012C, 5.000%, 10/01/42	No Opt. Call	BBB+	1,065,620

1,145	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	1,249,905

	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A:
1,130	6.625%, 10/01/29	10/19 at 100.00	Baa3	1,277,499
240	6.750%, 10/01/37	10/19 at 100.00	Baa3	272,527

1,000	Weston Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2004A, 5.250%, 10/01/21	8/15 at 100.00	A1	1,002,960

1,000	Weston Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2005A, 5.000%, 10/01/21	10/15 at 100.00	A1	1,007,770

290	Winnebago County Housing Authority, Wisconsin, Housing Revenue Bonds, Group Home III Project, Series 1992A, 7.125%, 3/01/22	9/15 at 100.00	N/R	291,557

	Wisconsin Center District, Junior Dedicated Tax Revenue Bonds, Refunding Series 2013A:
785	4.000%, 12/15/25	12/22 at 100.00	Baa1	810,473
2,170	5.000%, 12/15/28	12/22 at 100.00	Baa1	2,405,857

	Wisconsin Center District, Junior Dedicated Tax Revenue Refunding Bonds, Series 1999:
2,985	5.250%, 12/15/23 – AGM Insured	No Opt. Call	AA	3,477,346
865	5.250%, 12/15/27 – AGM Insured	No Opt. Call	AA	1,010,709

	Wisconsin Center District, Senior Dedicated Tax Revenue Refunding Bonds, Series 2003A:
2,035	0.000%, 12/15/28 – AGM Insured	No Opt. Call	AA	1,312,372
1,945	0.000%, 12/15/31	No Opt. Call	AA	1,089,297
35,720	Total Tax Obligation/Limited			37,142,992

	Transportation – 2.2%

610	Virgin Islands Port Authority, Marine Revenue Bonds, Refunding Series 2014A, 5.000%, 9/01/33 (Alternative Minimum Tax)	9/24 at 100.00	BBB+	656,763

1,000	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	1,050,230

355	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	389,140
1,965	Total Transportation			2,096,133

	U.S. Guaranteed – 5.2% (5)

	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A:
900	5.500%, 12/15/18 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	1,031,346
1,220	5.500%, 12/15/20 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	1,468,612

1,305	Sun Prairie Community Development Authority, Wisconsin, Lease Revenue Bonds, Tax Increment District 8, Series 2006, 4.250%, 8/01/25 (Pre-refunded 8/01/16)	8/16 at 100.00	A1 (5)	1,363,477

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A, 5.750%, 5/01/35 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (5)	1,230,550
4,425	Total U.S. Guaranteed			5,093,985

88	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities – 2.9%

$1,375	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	$1,576,039

1,200	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/25	7/17 at 100.00	BB+	1,205,256
2,575	Total Utilities			2,781,295

	Water and Sewer – 3.4%

1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	A–	1,096,770

2,000	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	2,267,560
3,000	Total Water and Sewer			3,364,330
$91,720	Total Long-Term Investments (cost $91,114,074)			96,696,757
	Other Assets Less Liabilities – 1.1%			1,117,542
	Net Assets – 100%			$97,814,299

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	89

Statement of

Assets and Liabilities	May 31, 2015

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Assets
Long-term investments, at value (cost $198,840,619, $349,541,086, $151,793,279, $409,879,352, $482,422,929 and $91,114,074, respectively)	$212,869,836	$373,707,899	$161,471,617	$436,502,277	$514,040,972	$96,696,757
Credit default swaps premiums paid	—	333,629	282,817	—	910,102	—
Unrealized appreciation on credit default swaps	—	44,037	32,917	—	105,104	—
Cash	4,044,022	—	7,574,445	4,617,593	4,980,766	—
Receivable for:
Interest	2,434,505	5,389,267	1,871,979	5,162,517	8,958,711	1,378,136
Investments sold	703,560	1,024,299	—	5,659,161	8,120,000	120,000
Shares sold	223,841	193,773	299,676	260,696	956,127	147,632
Other assets	3,063	80,966	47,181	38,079	100,039	5,094
Total assets	220,278,827	380,773,870	171,580,632	452,240,323	538,171,821	98,347,619
Liabilities
Cash overdraft	—	188,899	—	—	—	208,410
Floating rate obligations	9,420,000	5,650,000	—	2,225,000	—	—
Payable for:
Dividends	128,106	181,114	146,896	536,620	489,180	77,665
Investments purchased	3,630,323	—	3,994,960	8,374,662	6,509,045	—
Shares redeemed	658,052	796,314	215,186	712,856	455,846	137,312
Accrued expenses:
Management fees	88,663	159,024	71,926	190,599	239,690	42,317
Trustees fees	749	79,734	42,429	36,594	99,451	357
12b-1 distribution and service fees	54,347	84,150	34,919	61,140	91,790	19,879
Other	60,184	79,944	59,233	78,575	115,443	47,380
Total liabilities	14,040,424	7,219,179	4,565,549	12,216,046	8,000,445	533,320
Net assets	$206,238,403	$373,554,691	$167,015,083	$440,024,277	$530,171,376	$97,814,299
Class A Shares
Net assets	$132,391,183	$297,982,326	$106,431,006	$210,841,376	$287,392,025	$53,552,922
Shares outstanding	12,089,942	26,877,632	9,195,381	18,655,289	24,963,594	4,966,318
Net asset value (“NAV”) per share	$10.95	$11.09	$11.57	$11.30	$11.51	$10.78
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$11.43	$11.58	$12.08	$11.80	$12.01	$11.25
Class C Shares
Net assets	$5,757,704	$3,916,494	$3,489,186	$6,025,441	$6,391,717	$2,575,405
Shares outstanding	526,686	353,440	302,168	534,991	557,889	238,748
NAV and offering price per share	$10.93	$11.08	$11.55	$11.26	$11.46	$10.79
Class C2 Shares
Net assets	$42,759,841	$47,090,106	$22,182,253	$29,534,254	$59,495,017	$13,573,948
Shares outstanding	3,909,689	4,248,228	1,919,934	2,620,025	5,185,798	1,258,220
NAV and offering price per share	$10.94	$11.08	$11.55	$11.27	$11.47	$10.79
Class I Shares
Net assets	$25,329,675	$24,565,765	$34,912,638	$193,623,206	$176,892,617	$28,112,024
Shares outstanding	2,303,445	2,215,997	3,018,996	17,141,302	15,413,312	2,600,431
NAV and offering price per share	$11.00	$11.09	$11.56	$11.30	$11.48	$10.81
Net assets consist of:
Capital paid-in	$196,571,599	$357,257,448	$156,612,020	$418,307,349	$502,184,457	$96,033,590
Undistributed (Over-distribution of) net investment income	1,006,991	609,136	197,639	1,175,372	763,061	182,114
Accumulated net realized gain (loss)	(5,369,404)	(8,522,743)	494,169	(6,081,369)	(4,499,289)	(3,984,088)
Net unrealized appreciation (depreciation)	14,029,217	24,210,850	9,711,255	26,622,925	31,723,147	5,582,683
Net assets	$206,238,403	$373,554,691	$167,015,083	$440,024,277	$530,171,376	$97,814,299
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

90	Nuveen Investments

Statement of

Operations	Year Ended May 31, 2015

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Investment Income	$9,303,612	$16,820,570	$7,225,864	$19,449,643	$22,781,681	$4,209,151
Expenses
Management fees	1,027,999	1,883,484	833,240	2,190,580	2,608,755	477,001
12b-1 service fees – Class A Shares	262,481	603,312	212,647	433,566	571,509	102,630
12b-1 distribution and service fees – Class C Shares	31,274	22,866	14,486	35,904	39,288	16,088
12b-1 distribution and service fees – Class C2 Shares	347,450	376,609	178,349	233,252	467,445	108,131
Interest expense	55,992	30,432	—	5,087	—	—
Shareholder servicing agent fees	72,877	118,040	69,469	121,500	214,044	38,150
Custodian fees	37,780	61,565	34,864	76,342	89,730	22,964
Trustees fees	6,410	11,745	5,229	13,297	16,159	3,086
Professional fees	37,024	46,989	53,572	61,334	54,987	31,237
Shareholder reporting expenses	36,239	60,388	32,979	44,140	81,694	19,926
Federal and state registration fees	7,992	9,031	11,397	12,254	10,327	11,492
Other expenses	10,511	15,402	9,628	18,579	21,368	7,418
Total expenses	1,934,029	3,239,863	1,455,860	3,245,835	4,175,306	838,123
Net investment income (loss)	7,369,583	13,580,707	5,770,004	16,203,808	18,606,375	3,371,028
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,113,447	(22,551)	705,182	(545,736)	1,737,140	(132,459)
Swaps	—	(46,495)	(66,392)	—	(213,094)	—
Change in net unrealized appreciation (depreciation) of:
Investments	323,835	(1,232,998)	303,118	(993,600)	(915,180)	897,715
Swaps	—	44,037	32,917	—	105,104	—
Net realized and unrealized gain (loss)	1,437,282	(1,258,007)	974,825	(1,539,336)	713,970	765,256
Net increase (decrease) in net assets from operations	$8,806,865	$12,322,700	$6,744,829	$14,664,472	$19,320,345	$4,136,284

See accompanying notes to financial statements.

Nuveen Investments	91

Statement of

Changes in Net Assets

	Kansas		Kentucky
	Year Ended 5/31/15	Year Ended 5/31/14	Year Ended 5/31/15	Year Ended 5/31/14
Operations
Net investment income (loss)	$7,369,583	$8,000,337	$13,580,707	$14,842,567
Net realized gain (loss) from:
Investments	1,113,447	(6,410,276)	(22,551)	(5,289,277)
Swaps	—	—	(46,495)	—
Change in net unrealized appreciation (depreciation) of:
Investments	323,835	(629,259)	(1,232,998)	(5,181,117)
Swaps	—	—	44,037	—
Net increase (decrease) in net assets from operations	8,806,865	960,802	12,322,700	4,372,173
Distributions to Shareholders
From net investment income:
Class A Shares	(4,876,379)	(5,110,228)	(10,846,440)	(11,805,338)
Class C Shares(1)	(91,754)	(5,910)	(63,459)	(4,053)
Class C2 Shares	(1,470,757)	(1,627,406)	(1,537,020)	(1,831,539)
Class I Shares	(826,726)	(665,875)	(810,385)	(627,212)
From accumulated net realized gains:
Class A Shares	—	—	—	—
Class C Shares(1)	—	—	—	—
Class C2 Shares	—	—	—	—
Class I Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(7,265,616)	(7,409,419)	(13,257,304)	(14,268,142)
Fund Share Transactions
Proceeds from sale of shares	29,156,960	19,492,391	32,884,526	19,906,293
Proceeds from shares issued to shareholders due to reinvestment of distributions	5,730,099	5,747,147	10,950,542	11,829,046
	34,887,059	25,239,538	43,835,068	31,735,339
Cost of shares redeemed	(28,181,464)	(70,375,954)	(48,723,472)	(107,069,891)
Net increase (decrease) in net assets from Fund share transactions	6,705,595	(45,136,416)	(4,888,404)	(75,334,552)
Net increase (decrease) in net assets	8,246,844	(51,585,033)	(5,823,008)	(85,230,521)
Net assets at the beginning of period	197,991,559	249,576,592	379,377,699	464,608,220
Net assets at the end of period	$206,238,403	$197,991,559	$373,554,691	$379,377,699
Undistributed (Over-distribution of) net investment income at the end of period	$1,006,991	$906,411	$609,136	$446,041

(1)	Established and commenced operations on February 10, 2014.

See accompanying notes to financial statements.

92	Nuveen Investments

	Michigan		Missouri
	Year Ended 5/31/15	Year Ended 5/31/14	Year Ended 5/31/15	Year Ended 5/31/14
Operations
Net investment income (loss)	$5,770,004	$6,820,947	$16,203,808	$17,332,656
Net realized gain (loss) from:
Investments	705,182	1,482,602	(545,736)	(4,911,530)
Swaps	(66,392)	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	303,118	(6,399,762)	(993,600)	(4,636,149)
Swaps	32,917	—	—	—
Net increase (decrease) in net assets from operations	6,744,829	1,903,787	14,664,472	7,784,977
Distributions to Shareholders
From net investment income:
Class A Shares	(4,026,715)	(4,650,286)	(8,204,469)	(9,043,327)
Class C Shares(1)	(42,402)	(1,328)	(105,371)	(3,690)
Class C2 Shares	(780,578)	(913,835)	(1,016,234)	(1,159,713)
Class I Shares	(1,253,863)	(1,105,433)	(7,044,672)	(6,747,777)
From accumulated net realized gains:
Class A Shares	(613,701)	(212,661)	—	—
Class C Shares(1)	(7,877)	—	—	—
Class C2 Shares	(139,602)	(49,067)	—	—
Class I Shares	(184,027)	(49,322)	—	—
Decrease in net assets from distributions to shareholders	(7,048,765)	(6,981,932)	(16,370,746)	(16,954,507)
Fund Share Transactions
Proceeds from sale of shares	24,686,649	22,439,091	80,034,779	54,335,220
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,859,827	4,829,487	9,990,594	10,158,050
	29,546,476	27,268,578	90,025,373	64,493,270
Cost of shares redeemed	(23,509,111)	(72,769,885)	(65,770,405)	(112,898,208)
Net increase (decrease) in net assets from Fund share transactions	6,037,365	(45,501,307)	24,254,968	(48,404,938)
Net increase (decrease) in net assets	5,733,429	(50,579,452)	22,548,694	(57,574,468)
Net assets at the beginning of period	161,281,654	211,861,106	417,475,583	475,050,051
Net assets at the end of period	$167,015,083	$161,281,654	$440,024,277	$417,475,583
Undistributed (Over-distribution of) net investment income at the end of period	$197,639	$601,952	$1,175,372	$1,362,291

(1)	Established and commenced operations on February 10, 2014.

See accompanying notes to financial statements.

Nuveen Investments	93

Statement of Changes in Net Assets (continued)

	Ohio		Wisconsin
	Year Ended 5/31/15	Year Ended 5/31/14	Year Ended 5/31/15	Year Ended 5/31/14
Operations
Net investment income (loss)	$18,606,375	$21,835,134	$3,371,028	$3,587,086
Net realized gain (loss) from:
Investments	1,737,140	(4,273,553)	(132,459)	(3,485,950)
Swaps	(213,094)	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(915,180)	(10,813,011)	897,715	(1,858,849)
Swaps	105,104	—	—	—
Net increase (decrease) in net assets from operations	19,320,345	6,748,570	4,136,284	(1,757,713)
Distributions to Shareholders
From net investment income:
Class A Shares	(10,796,760)	(12,109,435)	(1,891,989)	(1,955,633)
Class C Shares(1)	(115,840)	(6,459)	(46,087)	(1,895)
Class C2 Shares	(2,010,030)	(2,466,152)	(457,910)	(554,005)
Class I Shares	(6,715,138)	(6,779,459)	(988,684)	(950,536)
From accumulated net realized gains:
Class A Shares	—	—	—	—
Class C Shares(1)	—	—	—	—
Class C2 Shares	—	—	—	—
Class I Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(19,637,768)	(21,361,505)	(3,384,670)	(3,462,069)
Fund Share Transactions
Proceeds from sale of shares	75,241,687	66,020,153	23,258,091	15,614,994
Proceeds from shares issued to shareholders due to reinvestment of distributions	13,367,983	14,317,138	2,508,630	2,593,371
	88,609,670	80,337,291	25,766,721	18,208,365
Cost of shares redeemed	(68,702,875)	(168,924,167)	(14,978,184)	(46,606,606)
Net increase (decrease) in net assets from Fund share transactions	19,906,795	(88,586,876)	10,788,537	(28,398,241)
Net increase (decrease) in net assets	19,589,372	(103,199,811)	11,540,151	(33,618,023)
Net assets at the beginning of period	510,582,004	613,781,815	86,274,148	119,892,171
Net assets at the end of period	$530,171,376	$510,582,004	$97,814,299	$86,274,148
Undistributed (Over-distribution of) net investment income at the end of period	$763,061	$2,053,060	$182,114	$391,190

(1)	Established and commenced operations on February 10, 2014.

See accompanying notes to financial statements.

94	Nuveen Investments

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Nuveen Investments	95

Financial

Highlights

Kansas

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (01/92)
2015	$10.86	$0.41	$0.09	$0.50	$(0.41)	$—	$(0.41)	$10.95
2014	11.08	0.42	(0.25)	0.17	(0.39)	—	(0.39)	10.86
2013	11.21	0.40	(0.05)	0.35	(0.40)	(0.08)	(0.48)	11.08
2012	10.37	0.44	0.83	1.27	(0.43)	—	(0.43)	11.21
2011	10.48	0.43	(0.11)	0.32	(0.43)	—	(0.43)	10.37
Class C (02/14)
2015	10.85	0.32	0.08	0.40	(0.32)	—	(0.32)	10.93
2014(e)	10.49	0.05	0.41	0.46	(0.10)	—	(0.10)	10.85
Class C2 (02/97)(f)
2015	10.85	0.35	0.09	0.44	(0.35)	—	(0.35)	10.94
2014	11.06	0.36	(0.24)	0.12	(0.33)	—	(0.33)	10.85
2013	11.20	0.34	(0.06)	0.28	(0.34)	(0.08)	(0.42)	11.06
2012	10.36	0.37	0.84	1.21	(0.37)	—	(0.37)	11.20
2011	10.48	0.37	(0.12)	0.25	(0.37)	—	(0.37)	10.36
Class I (02/97)
2015	10.91	0.44	0.08	0.52	(0.43)	—	(0.43)	11.00
2014	11.13	0.44	(0.25)	0.19	(0.41)	—	(0.41)	10.91
2013	11.26	0.42	(0.04)	0.38	(0.43)	(0.08)	(0.51)	11.13
2012	10.42	0.46	0.83	1.29	(0.45)	—	(0.45)	11.26
2011	10.53	0.45	(0.11)	0.34	(0.45)	—	(0.45)	10.42

96	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

4.63%	$132,391	0.84%		0.81%		3.77%		8%
1.72	132,188	0.86		0.83		4.00		15
3.13	166,022	0.84		0.81		3.53		10
12.43	151,334	0.86		0.83		4.03		36
3.10	122,629	0.83		0.82		4.12		16

3.75	5,758	1.64		1.61		2.91		8
4.37	1,177	1.66	*	1.63	*	3.08	*	15

4.07	42,760	1.39		1.36		3.23		8
1.24	48,520	1.41		1.38		3.45		15
2.50	63,429	1.39		1.36		2.98		10
11.86	52,451	1.40		1.37		3.47		36
2.47	36,864	1.38		1.37		3.58		16

4.84	25,330	0.64		0.61		3.96		8
1.95	16,106	0.66		0.63		4.19		15
3.34	20,126	0.64		0.61		3.73		10
12.62	14,368	0.65		0.62		4.22		36
3.32	10,648	0.63		0.62		4.29		16

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	97

Financial Highlights (continued)

Kentucky

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/87)
2015	$11.11	$0.41	$(0.03)	$0.38	$(0.40)	$—	$(0.40)	$11.09
2014	11.30	0.42	(0.21)	0.21	(0.40)	—	(0.40)	11.11
2013	11.40	0.42	(0.09)	0.33	(0.43)	—	(0.43)	11.30
2012	10.69	0.46	0.70	1.16	(0.45)	—	(0.45)	11.40
2011	10.85	0.46	(0.18)	0.28	(0.44)	—	(0.44)	10.69
Class C (02/14)
2015	11.11	0.32	(0.04)	0.28	(0.31)	—	(0.31)	11.08
2014(e)	10.83	0.04	0.34	0.38	(0.10)	—	(0.10)	11.11
Class C2 (10/93)(f)
2015	11.11	0.35	(0.04)	0.31	(0.34)	—	(0.34)	11.08
2014	11.30	0.36	(0.21)	0.15	(0.34)	—	(0.34)	11.11
2013	11.40	0.36	(0.09)	0.27	(0.37)	—	(0.37)	11.30
2012	10.70	0.39	0.71	1.10	(0.40)	—	(0.40)	11.40
2011	10.85	0.40	(0.16)	0.24	(0.39)	—	(0.39)	10.70
Class I (02/97)
2015	11.11	0.43	(0.02)	0.41	(0.43)	—	(0.43)	11.09
2014	11.30	0.44	(0.20)	0.24	(0.43)	—	(0.43)	11.11
2013	11.40	0.45	(0.10)	0.35	(0.45)	—	(0.45)	11.30
2012	10.70	0.48	0.70	1.18	(0.48)	—	(0.48)	11.40
2011	10.85	0.48	(0.16)	0.32	(0.47)	—	(0.47)	10.70

98	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

3.46%	$297,982	0.80%		0.79%		3.68%		7%
2.14	309,200	0.80		0.79		3.87		12
2.78	370,392	0.78		0.77		3.71		11
11.10	360,084	0.80		0.80		4.12		16
2.68	334,809	0.80		0.80		4.26		7

2.57	3,916	1.59		1.58		2.82		7
3.49	814	1.60	*	1.59	*	2.83	*	12

2.82	47,090	1.35		1.34		3.14		7
1.66	53,886	1.35		1.34		3.32		12
2.16	72,984	1.33		1.32		3.15		11
10.44	63,378	1.35		1.35		3.56		16
2.22	51,820	1.35		1.35		3.71		7

3.69	24,566	0.60		0.59		3.88		7
2.36	15,477	0.60		0.59		4.07		12
3.00	20,609	0.58		0.57		3.90		11
11.24	15,992	0.60		0.60		4.30		16
3.01	10,967	0.60		0.60		4.46		7

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 on February 10, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	99

Financial Highlights (continued)

Michigan

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/85)
2015	$11.59	$0.42	$0.07	$0.49	$(0.44)	$(0.07)	$(0.51)	$11.57
2014	11.77	0.46	(0.17)	0.29	(0.45)	(0.02)	(0.47)	11.59
2013	11.77	0.45	— **	0.45	(0.45)	—	(0.45)	11.77
2012	11.08	0.47	0.67	1.14	(0.45)	—	(0.45)	11.77
2011	11.19	0.47	(0.12)	0.35	(0.46)	—	(0.46)	11.08
Class C (02/14)
2015	11.57	0.31	0.09	0.40	(0.35)	(0.07)	(0.42)	11.55
2014(e)	11.22	0.03	0.43	0.46	(0.11)	—	(0.11)	11.57
Class C2 (06/93)(f)
2015	11.57	0.36	0.07	0.43	(0.38)	(0.07)	(0.45)	11.55
2014	11.76	0.40	(0.18)	0.22	(0.39)	(0.02)	(0.41)	11.57
2013	11.76	0.39	— **	0.39	(0.39)	—	(0.39)	11.76
2012	11.08	0.41	0.66	1.07	(0.39)	—	(0.39)	11.76
2011	11.18	0.41	(0.11)	0.30	(0.40)	—	(0.40)	11.08
Class I (02/97)
2015	11.58	0.44	0.08	0.52	(0.47)	(0.07)	(0.54)	11.56
2014	11.77	0.48	(0.18)	0.30	(0.47)	(0.02)	(0.49)	11.58
2013	11.76	0.48	— **	0.48	(0.47)	—	(0.47)	11.77
2012	11.08	0.49	0.66	1.15	(0.47)	—	(0.47)	11.76
2011	11.18	0.49	(0.11)	0.38	(0.48)	—	(0.48)	11.08

100	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

4.28%	$106,431	0.84%		0.84%		3.59%		19%
2.70	109,053	0.84		0.84		4.11		10
3.85	149,466	0.81		0.81		3.80		15
10.48	153,467	0.84		0.84		4.12		12
3.16	148,020	0.84		0.84		4.22		6

3.49	3,489	1.63		1.63		2.68		19
4.11	388	1.64	*	1.64	*	2.96	*	10

3.75	22,182	1.39		1.39		3.04		19
2.05	24,872	1.40		1.40		3.57		10
3.33	32,084	1.36		1.36		3.25		15
9.81	30,129	1.38		1.38		3.58		12
2.70	29,681	1.39		1.39		3.67		6

4.49	34,913	0.64		0.64		3.78		19
2.84	26,969	0.65		0.65		4.31		10
4.15	30,311	0.61		0.61		4.00		15
10.59	23,887	0.63		0.63		4.32		12
3.46	19,397	0.64		0.64		4.42		6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	101

Financial Highlights (continued)

Missouri

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (08/87)
2015	$11.34	$0.43	$(0.04)	$0.39	$(0.43)	$—	$(0.43)	$11.30
2014	11.51	0.45	(0.18)	0.27	(0.44)	—	(0.44)	11.34
2013	11.50	0.45	0.01	0.46	(0.45)	—	(0.45)	11.51
2012	10.70	0.48	0.79	1.27	(0.47)	—	(0.47)	11.50
2011	10.82	0.48	(0.13)	0.35	(0.47)	—	(0.47)	10.70
Class C (02/14)
2015	11.31	0.33	(0.04)	0.29	(0.34)	—	(0.34)	11.26
2014(e)	10.98	0.05	0.39	0.44	(0.11)	—	(0.11)	11.31
Class C2 (02/94)(f)
2015	11.31	0.36	(0.03)	0.33	(0.37)	—	(0.37)	11.27
2014	11.48	0.39	(0.18)	0.21	(0.38)	—	(0.38)	11.31
2013	11.48	0.38	0.01	0.39	(0.39)	—	(0.39)	11.48
2012	10.68	0.41	0.80	1.21	(0.41)	—	(0.41)	11.48
2011	10.80	0.42	(0.13)	0.29	(0.41)	—	(0.41)	10.68
Class I (02/97)
2015	11.33	0.45	(0.03)	0.42	(0.45)	—	(0.45)	11.30
2014	11.50	0.47	(0.18)	0.29	(0.46)	—	(0.46)	11.33
2013	11.50	0.47	— **	0.47	(0.47)	—	(0.47)	11.50
2012	10.70	0.48	0.81	1.29	(0.49)	—	(0.49)	11.50
2011	10.82	0.50	(0.13)	0.37	(0.49)	—	(0.49)	10.70

102	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

3.48%	$210,841	0.79%		0.79%		3.75%		8%
2.53	226,753	0.80		0.80		4.09		16
4.01	248,317	0.79		0.79		3.87		9
12.08	233,521	0.83		0.83		4.28		8
3.30	187,844	0.82		0.82		4.48		6

2.59	6,025	1.59		1.59		2.90		8
3.98	847	1.59	*	1.59	*	3.07	*	16

2.94	29,534	1.34		1.34		3.20		8
1.97	32,308	1.35		1.35		3.54		16
3.39	37,936	1.34		1.34		3.31		9
11.50	33,690	1.38		1.38		3.73		8
2.74	26,958	1.37		1.37		3.93		6

3.79	193,623	0.59		0.59		3.95		8
2.75	157,568	0.60		0.60		4.28		16
4.14	188,399	0.59		0.59		4.07		9
12.28	187,304	0.63		0.63		4.34		8
3.52	11,115	0.62		0.62		4.67		6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed Class C2 Shares on February 10, 2014.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	103

Financial Highlights (continued)

Ohio

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/85)
2015	$11.51	$0.42	$0.02	$0.44	$(0.44)	$—	$(0.44)	$11.51
2014	11.72	0.47	(0.22)	0.25	(0.46)	—	(0.46)	11.51
2013	11.70	0.45	0.03	0.48	(0.46)	—	(0.46)	11.72
2012	11.01	0.49	0.67	1.16	(0.47)	—	(0.47)	11.70
2011	11.18	0.48	(0.18)	0.30	(0.47)	—	(0.47)	11.01
Class C (02/14)
2015	11.46	0.31	0.04	0.35	(0.35)	—	(0.35)	11.46
2014(e)	11.15	0.05	0.37	0.42	(0.11)	—	(0.11)	11.46
Class C2 (08/93)(f)
2015	11.47	0.35	0.02	0.37	(0.37)	—	(0.37)	11.47
2014	11.67	0.40	(0.21)	0.19	(0.39)	—	(0.39)	11.47
2013	11.65	0.39	0.03	0.42	(0.40)	—	(0.40)	11.67
2012	10.97	0.42	0.67	1.09	(0.41)	—	(0.41)	11.65
2011	11.15	0.42	(0.19)	0.23	(0.41)	—	(0.41)	10.97
Class I (02/97)
2015	11.48	0.44	0.02	0.46	(0.46)	—	(0.46)	11.48
2014	11.68	0.49	(0.21)	0.28	(0.48)	—	(0.48)	11.48
2013	11.66	0.48	0.03	0.51	(0.49)	—	(0.49)	11.68
2012	10.98	0.51	0.67	1.18	(0.50)	—	(0.50)	11.66
2011	11.15	0.51	(0.19)	0.32	(0.49)	—	(0.49)	10.98

104	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets(g)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

3.84%	$287,392	0.80%		0.80%		3.59%		16%
2.31	290,868	0.81		0.81		4.18		16
4.16	339,849	0.79		0.79		3.83		9
10.77	317,442	0.82		0.82		4.28		13
2.75	292,694	0.82		0.82		4.40		10

3.06	6,392	1.59		1.59		2.72		16
3.79	1,648	1.59	*	1.59	*	3.11	*	16

3.27	59,495	1.35		1.35		3.04		16
1.80	65,008	1.36		1.36		3.63		16
3.60	83,753	1.34		1.34		3.27		9
10.13	68,344	1.37		1.37		3.73		13
2.11	60,016	1.37		1.37		3.85		10

4.07	176,893	0.60		0.60		3.78		16
2.58	153,057	0.60		0.60		4.38		16
4.38	188,571	0.59		0.59		4.03		9
10.94	168,949	0.62		0.62		4.48		13
2.98	109,802	0.62		0.62		4.60		10

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed Class C2 Shares on February 10, 2014.
(g)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver and/or expense reimbursement during the periods presented herein.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	105

Financial Highlights (continued)

Wisconsin

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/94)
2015	$10.68	$0.40	$0.10	$0.50	$(0.40)	$—	$(0.40)	$10.78
2014	11.02	0.41	(0.35)	0.06	(0.40)	—	(0.40)	10.68
2013	11.09	0.40	(0.07)	0.33	(0.40)	—	(0.40)	11.02
2012	10.28	0.43	0.78	1.21	(0.40)	—	(0.40)	11.09
2011	10.39	0.39	(0.12)	0.27	(0.38)	—	(0.38)	10.28
Class C (02/14)
2015	10.69	0.31	0.11	0.42	(0.32)	—	(0.32)	10.79
2014(e)	10.27	0.04	0.48	0.52	(0.10)	—	(0.10)	10.69
Class C2 (02/97)(f)
2015	10.69	0.34	0.10	0.44	(0.34)	—	(0.34)	10.79
2014	11.03	0.36	(0.36)	—	(0.34)	—	(0.34)	10.69
2013	11.10	0.34	(0.07)	0.27	(0.34)	—	(0.34)	11.03
2012	10.30	0.36	0.78	1.14	(0.34)	—	(0.34)	11.10
2011	10.41	0.33	(0.11)	0.22	(0.33)	—	(0.33)	10.30
Class I (02/97)
2015	10.71	0.42	0.10	0.52	(0.42)	—	(0.42)	10.81
2014	11.05	0.44	(0.36)	0.08	(0.42)	—	(0.42)	10.71
2013	11.12	0.43	(0.08)	0.35	(0.42)	—	(0.42)	11.05
2012	10.31	0.44	0.79	1.23	(0.42)	—	(0.42)	11.12
2011	10.42	0.42	(0.12)	0.30	(0.41)	—	(0.41)	10.31

106	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

4.72%	$53,553	0.86%		0.86%		3.68%		5%
0.76	49,057	0.89		0.89		4.02		14
2.94	62,029	0.84		0.84		3.60		9
11.96	51,124	0.87		0.87		3.94		19
2.71	45,101	0.87		0.87		3.81		14

3.91	2,575	1.66		1.66		2.84		5
5.07	656	1.68	*	1.68	*	2.70	*	14

4.18	13,574	1.41		1.41		3.14		5
0.21	15,196	1.44		1.44		3.48		14
2.39	20,924	1.39		1.39		3.04		9
11.27	12,542	1.41		1.41		3.38		19
2.17	9,105	1.42		1.42		3.26		14

4.94	28,112	0.66		0.66		3.87		5
0.99	21,365	0.68		0.68		4.21		14
3.15	36,939	0.65		0.65		3.81		9
12.16	32,782	0.66		0.66		4.13		19
2.92	18,236	0.67		0.67		4.14		14

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed Class C2 Shares on February 10, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	107

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Multistate Trust IV (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Kansas Municipal Bond Fund (“Kansas”), Nuveen Kentucky Municipal Bond Fund (“Kentucky”), Nuveen Michigan Municipal Bond Fund (“Michigan”), Nuveen Missouri Municipal Bond Fund (“Missouri”), Nuveen Ohio Municipal Bond Fund (“Ohio”) and Nuveen Wisconsin Municipal Bond Fund (“Wisconsin”) (each a “Fund” and collectively, the “Funds”), as diversified funds. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The end of the reporting period for the Funds is May 31, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended May 31, 2015 (“the current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, its respective state and, in some cases, local income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal and its respective state personal income tax. These municipal bonds include obligations issued by its respective state and its subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal and its respective state personal income tax. Each Fund may invest without limit in securities that generate income subject to the alternative minimum tax. Each Fund will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity in excess of 10 years.

Under normal market conditions, each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Sub-Adviser to be of comparable quality. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. Each Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. Each Fund’s investments in inverse floaters are designed to increase the Fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished.

Each Fund may utilize futures contracts, swap contracts, options on futures contracts and options on swap contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in each Fund’s portfolio.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis

108	Nuveen Investments

may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Outstanding when-issued/delayed delivery purchase commitments	$3,630,323	$—	$3,994,960	$5,932,256	$4,951,826	$—

Investment Income

Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydowns gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Nuveen Investments	109

Notes to Financial Statements (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by a pricing service approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Kansas	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$212,869,836	$—	$212,869,836

110	Nuveen Investments

Kentucky	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$373,707,899	$—	$373,707,899
Investments in Derivatives:
Credit Default Swaps**	—	44,037	—	44,037
Total	$—	$373,751,936	$—	$373,751,936

Michigan
Long-Term Investments*:
Municipal Bonds	$—	$161,471,617	$—	$161,471,617
Investments in Derivatives:
Credit Default Swaps**	—	32,917	—	32,917
Total	$—	$161,504,534	$—	$161,504,534

Missouri
Long-Term Investments*:
Municipal Bonds	$—	$436,502,277	$—	$436,502,277

Ohio
Long-Term Investments*:
Municipal Bonds	$—	$514,040,972	$—	$514,040,972
Investments in Derivatives:
Credit Default Swaps**	—	105,104	—	105,104
Total	$—	$514,146,076	$—	$514,146,076

Wisconsin
Long-Term Investments*:
Municipal Bonds	$—	$96,696,757	$—	$96,696,757
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

Nuveen Investments	111

Notes to Financial Statements (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose trust (referred to as the “Trust”) created by or at the direction of one or more Funds. In turn, the Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the Trust from a third party liquidity provider, or by the sale of assets from the Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par, and (b) have the trustee of the Trust transfer the Underlying Bond held by the Trust to the Fund, thereby collapsing the Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a Trust created at its direction, and in return receives the Inverse Floater of the Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing the Floaters issued by the Trust as liabilities, at their liquidation value on the Statement of Assets and Liabilities as “Floating rate obligations.” In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond and recognizes the related interest paid to the holders of the Floaters as a component of “Interest expense” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the inverse floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters and the expenses of the Trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the current fiscal period were as follows:

Self-Deposited Inverse Floaters	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Average floating rate obligations outstanding	$9,420,000	$5,650,000	$—	$2,225,000	$—	$—
Average annual interest rate and fees	0.59%	0.54%	—%	0.23%	—%	—%

As of the end of the reporting period, the total amount of floating rate obligations issued by each Fund’s self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Floating rate obligations: self-deposited Inverse Floaters	$9,420,000	$5,650,000	$—	$2,225,000	$—	$—
Floating rate obligations: externally-deposited Inverse Floaters	5,250,000	29,690,000	3,150,000	—	32,100,000	3,750,000
Total	$14,670,000	$35,340,000	$3,150,000	$2,225,000	$32,100,000	$3,750,000

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement” or “credit recovery swap”) (Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the liquidity provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the Trust may fall short of the liquidation value of the Floaters issued by the Trust, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters. At period end, any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

112	Nuveen Investments

As of the end of the reporting period, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts was as follows:

Floating Rate Obligations – Externally-Deposited Recourse Trusts

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Maximum exposure to Recourse Trusts	$—	$22,190,000	$3,150,000	$—	$13,125,000	$3,750,000

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Credit Default Swaps

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or (ii) pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For over-the-counter swaps, the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities.

Investments in swaps cleared through an exchange obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. The maximum potential amount of future payments the Fund could incur as a buyer of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity. In certain instances, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities.

During the current fiscal period, Kentucky, Michigan and Ohio managed credit risk by investing in credit default swaps to purchase credit protection.

The average notional amount of credit default swap contracts outstanding during the current fiscal period, was as follows:

	Kentucky	Michigan	Ohio
Average notional amount of credit default swap contracts outstanding*	$1,523,000	$780,000	$2,508,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Nuveen Investments	113

Notes to Financial Statements (continued)

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Asset and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Kentucky
Credit	Swaps	Unrealized appreciation on credit default swaps**	$44,037	—	$—
Michigan
Credit	Swaps	Unrealized appreciation on credit default swaps**	$32,917	—	$—
Ohio
Credit	Swaps	Unrealized appreciation on credit default swaps**	$105,104	—	$—
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements, and the collateral delivered related to those swap contracts, as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Credit Default Swaps***	Gross Unrealized (Depreciation) on Credit Default Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Credit Default Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Kentucky	Citibank N.A.	$44,037	$—	$—	$44,037	$(44,037)	$—
Michigan	Goldman Sachs	32,917	—	—	32,917	(32,917)	—
Ohio	Goldman Sachs	105,104	—	—	105,104	(105,104)	—
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Kentucky	Credit	Swaps	$(46,495)	$44,037
Michigan	Credit	Swaps	(66,392)	32,917
Ohio	Credit	Swaps	(213,094)	105,104

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

114	Nuveen Investments

4. Fund Shares

Transactions in Fund shares were as follows:

	Year Ended 5/31/15		Year Ended 5/31/14
Kansas	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,122,379	$12,333,289	939,239	$9,898,414
Class C	448,984	4,941,079	108,045	1,145,606
Class C2	55,078	601,032	317,111	3,313,077
Class I	1,023,565	11,281,560	484,255	5,135,294
Shares issued to shareholders due to reinvestment of distributions:
Class A	361,787	3,974,810	390,601	4,096,341
Class C	7,702	84,675	488	5,235
Class C2	108,988	1,195,959	122,392	1,281,911
Class I	42,968	474,655	34,543	363,660
	3,171,451	34,887,059	2,396,674	25,239,538
Shares redeemed:
Class A	(1,563,564)	(17,128,885)	(4,144,768)	(43,723,654)
Class C	(38,504)	(424,990)	(29)	(315)
Class C2	(726,460)	(7,981,374)	(1,700,002)	(17,761,711)
Class I	(239,637)	(2,646,215)	(850,901)	(8,890,274)
	(2,568,165)	(28,181,464)	(6,695,700)	(70,375,954)
Net increase (decrease)	603,286	$6,705,595	(4,299,026)	$(45,136,416)

	Year Ended 5/31/15		Year Ended 5/31/14
Kentucky	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,525,823	$17,066,577	1,060,852	$11,434,756
Class A – automatic conversion of Class B Shares	—	—	30,733	329,407
Class B – exchanges	—	—	28	301
Class C	304,367	3,403,534	73,048	795,972
Class C2	14,254	159,286	205,588	2,216,611
Class I	1,097,835	12,255,129	477,087	5,129,246
Shares issued to shareholders due to reinvestment of distributions:
Class A	812,720	9,093,196	927,501	10,003,818
Class B	—	—	373	4,001
Class C	4,414	49,369	325	3,571
Class C2	113,205	1,266,232	138,724	1,496,218
Class I	48,390	541,745	29,787	321,438
	3,921,008	43,835,068	2,944,046	31,735,339
Shares redeemed:
Class A	(3,282,385)	(36,680,473)	(6,978,185)	(75,334,822)
Class B	—	—	(24,744)	(266,517)
Class B – automatic conversion to Class A Shares	—	—	(30,705)	(329,407)
Class C	(28,609)	(317,680)	(105)	(1,157)
Class C2	(728,092)	(8,119,087)	(1,955,587)	(21,046,628)
Class I	(322,845)	(3,606,232)	(938,011)	(10,091,360)
	(4,361,931)	(48,723,472)	(9,927,337)	(107,069,891)
Net increase (decrease)	(440,923)	$(4,888,404)	(6,983,291)	$(75,334,552)

Nuveen Investments	115

Notes to Financial Statements (continued)

	Year Ended 5/31/15		Year Ended 5/31/14
Michigan	Shares	Amount	Shares	Amount
Shares sold:
Class A	825,659	$9,652,827	1,359,650	$15,426,687
Class C	274,280	3,202,194	33,481	383,198
Class C2	27,196	317,594	117,725	1,308,163
Class I	987,599	11,514,034	474,548	5,321,043
Shares issued to shareholders due to reinvestment of distributions:
Class A	276,412	3,230,866	311,728	3,490,115
Class C	3,735	43,554	84	966
Class C2	43,584	508,703	46,875	524,105
Class I	92,157	1,076,704	72,764	814,301
	2,530,622	29,546,476	2,416,855	27,268,578
Shares redeemed:
Class A	(1,316,424)	(15,351,762)	(4,957,261)	(55,628,547)
Class C	(9,374)	(109,639)	(38)	(441)
Class C2	(299,929)	(3,495,594)	(744,566)	(8,312,002)
Class I	(389,599)	(4,552,116)	(794,583)	(8,828,895)
	(2,015,326)	(23,509,111)	(6,496,448)	(72,769,885)
Net increase (decrease)	515,296	$6,037,365	(4,079,593)	$(45,501,307)

	Year Ended 5/31/15		Year Ended 5/31/14
Missouri	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,942,207	$22,127,749	2,197,180	$24,025,849
Class A – automatic conversion of Class B Shares	—	—	26,783	291,932
Class B – exchanges	—	—	26	285
Class C	473,118	5,370,974	74,940	833,909
Class C2	53,863	611,615	286,088	3,113,786
Class I	4,560,256	51,924,441	2,365,960	26,069,459
Shares issued to shareholders due to reinvestment of distributions:
Class A	603,722	6,875,756	681,060	7,474,470
Class B	—	—	325	3,537
Class C	7,894	89,711	291	3,267
Class C2	68,203	774,852	78,574	860,322
Class I	197,602	2,250,275	165,619	1,816,454
	7,906,865	90,025,373	5,876,846	64,493,270
Shares redeemed:
Class A	(3,887,196)	(44,205,998)	(4,490,053)	(49,088,779)
Class B	—	—	(8,067)	(87,083)
Class B – automatic conversion to Class A Shares	—	—	(26,734)	(291,932)
Class C	(20,934)	(237,290)	(318)	(3,554)
Class C2	(357,747)	(4,060,502)	(813,335)	(8,890,960)
Class I	(1,517,777)	(17,266,615)	(5,007,763)	(54,535,900)
	(5,783,654)	(65,770,405)	(10,346,270)	(112,898,208)
Net increase (decrease)	2,123,211	$24,254,968	(4,469,424)	$(48,404,938)

116	Nuveen Investments

	Year Ended 5/31/15		Year Ended 5/31/14
Ohio	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,651,824	$30,727,563	3,965,505	$44,306,775
Class A – automatic conversion of Class B Shares	—	—	50,160	562,082
Class B – exchanges	—	—	64	703
Class C	459,211	5,299,264	146,215	1,654,627
Class C2	42,128	486,958	410,663	4,545,422
Class I	3,351,635	38,727,902	1,348,924	14,950,544
Shares issued to shareholders due to reinvestment of distributions:
Class A	689,568	8,002,287	797,043	8,880,056
Class B	—	—	2,122	23,357
Class C	7,724	89,337	412	4,696
Class C2	118,988	1,376,014	152,609	1,693,380
Class I	336,986	3,900,345	334,458	3,715,649
	7,658,064	88,609,670	7,208,175	80,337,291
Shares redeemed:
Class A	(3,638,133)	(42,108,157)	(8,555,058)	(94,780,640)
Class B	—	—	(89,635)	(988,940)
Class B – automatic conversion to Class A Shares	—	—	(50,295)	(562,082)
Class C	(52,839)	(610,339)	(2,834)	(32,243)
Class C2	(640,919)	(7,399,588)	(2,072,634)	(22,894,120)
Class I	(1,606,433)	(18,584,791)	(4,493,982)	(49,666,142)
	(5,938,324)	(68,702,875)	(15,264,438)	(168,924,167)
Net increase (decrease)	1,719,740	$19,906,795	(8,056,263)	$(88,586,876)

	Year Ended 5/31/15		Year Ended 5/31/14
Wisconsin	Shares	Amount	Shares	Amount
Shares sold:
Class A	853,945	$9,238,876	574,468	$5,938,441
Class C	196,459	2,127,804	61,282	643,775
Class C2	14,564	158,277	86,348	899,574
Class I	1,079,453	11,733,134	776,912	8,133,204
Shares issued to shareholders due to reinvestment of distributions:
Class A	162,714	1,761,593	175,832	1,808,409
Class C	4,177	45,306	156	1,656
Class C2	37,112	401,793	46,290	476,396
Class I	27,626	299,938	29,763	306,910
	2,376,050	25,766,721	1,751,051	18,208,365
Shares redeemed:
Class A	(643,688)	(6,944,944)	(1,787,153)	(18,255,428)
Class C	(23,283)	(252,660)	(43)	(451)
Class C2	(215,172)	(2,322,423)	(608,645)	(6,241,038)
Class I	(501,909)	(5,458,157)	(2,154,953)	(22,109,689)
	(1,384,052)	(14,978,184)	(4,550,794)	(46,606,606)
Net increase (decrease)	991,998	$10,788,537	(2,799,743)	$(28,398,241)

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Purchases	$25,261,882	$26,071,770	$34,295,573	$56,110,924	$89,612,342	$15,922,222
Sales and maturities	15,672,490	31,510,856	30,598,085	34,521,765	81,595,403	4,435,150

Nuveen Investments	117

Notes to Financial Statements (continued)

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of May 31, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Cost of investments	$188,905,415	$343,796,195	$151,578,538	$406,672,974	$482,983,667	$91,076,202
Gross unrealized:
Appreciation	$14,638,314	$24,905,924	$10,496,805	$30,157,388	$32,770,207	$6,151,863
Depreciation	(93,460)	(643,958)	(603,726)	(2,553,196)	(1,712,902)	(531,308)
Net unrealized appreciation (depreciation) of investments	$14,544,854	$24,261,966	$9,893,079	$27,604,192	$31,057,305	$5,620,555

Permanent differences, primarily due to federal taxes paid, treatment of notional principal contracts and taxable market discount, resulted in reclassifications among the Funds’ components of net assets as of May 31, 2015, the Funds’ tax year end, as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Capital paid-in	$1	$(59)	$3	$(422)	$3	$(2)
Undistributed (Over-distribution of) net investment income	(3,387)	(160,308)	(70,759)	(19,981)	(258,608)	(195,434)
Accumulated net realized gain (loss)	3,386	160,367	70,756	20,403	258,605	195,436

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2015, the Funds’ tax year end, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Undistributed net tax-exempt income[1]	$1,197,624	$1,643,178	$442,250	$1,480,884	$1,805,153	$435,524
Undistributed net ordinary income[2]	—	—	8,905	83,230	45,692	—
Undistributed net long-term capital gains	—	—	494,375	—	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2015 through May 31, 2015, and paid on June 1, 2015.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended May 31, 2015 and May 31, 2014 was designated for purposes of the dividends paid deduction as follows:

2015	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Distributions from net tax-exempt income[3]	$7,138,183	$13,272,445	$6,129,302	$16,345,772	$19,706,379	$3,347,512
Distributions from net ordinary income[2]	108,545	—	41,888	23,365	53,652	13,918
Distributions from net long-term capital gains[4]	—	—	910,286	—	—	—

2014	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Distribution from net tax-exempt income	$7,476,513	$14,481,803	$6,806,977	$17,128,858	$21,630,756	$3,539,588
Distributions from net ordinary Income[2]	27,386	5,142	13,885	—	32,338	2,512
Distribution from net long-term capital gain	—	—	311,050	—	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2015, as Exempt Interest Dividends.
[4]	The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended May 31, 2015.

118	Nuveen Investments

As of May 31, 2015, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Kansas	Kentucky	Missouri[5]	Ohio[5]	Wisconsin
Expiration:
May 31, 2016	$—	$—	$—	$224,658	$—
May 31, 2017	—	—	9,357	204,682	—
May 31, 2018	—	3,377,319	663,355	30,607	40,757
May 31, 2019	—	—	—	1,552,586	—
Not subject to expiration	5,466,002	5,181,880	5,408,657	1,484,475	3,943,331
Total	$5,466,002	$8,559,199	$6,081,369	$3,497,008	$3,984,088
[5]	A portion of Missouri’s and Ohio’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended May 31, 2015, Ohio utilized $1,432,577 of its capital loss carryforward.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Kansas Fund-Level Fee	Kentucky Fund-Level Fee	Michigan Fund-Level Fee	Missouri Fund-Level Fee	Ohio Fund-Level Fee	Wisconsin Fund-Level Fee
For the first $125 million	0.3500%	0.3500%	0.3500%	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750	0.2750	0.2750	0.2750
For net assets over $5 billion	0.2500	0.2500	0.2500	0.2500	0.2500	0.2500

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of May 31, 2015, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee
Kansas	0.1635%
Kentucky	0.1635
Michigan	0.1635
Missouri	0.1752
Ohio	0.1675
Wisconsin	0.1635

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Notes to Financial Statements (continued)

The Adviser has agreed to waive fees and/or reimburse expenses so that total annual Fund operating expenses, (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for Ohio do not exceed 0.750% of the average daily net assets of any class of Fund shares.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Sales charges collected (Unaudited)	$240,410	$361,615	$90,064	$284,353	$352,017	$172,905
Paid to financial intermediaries (Unaudited)	204,924	309,856	78,098	246,314	304,370	151,574

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Commission advances (Unaudited)	$53,602	$55,789	$30,979	$88,072	$117,565	$40,389

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
12b-1 fees retained (Unaudited)	$36,856	$26,828	$22,546	$42,223	$50,795	$16,908

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
CDSC retained (Unaudited)	$3,704	$559	$2,309	$4,971	$2,646	$572

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Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

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Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper Ohio Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Ohio Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Average represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

122	Nuveen Investments

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	123

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees of each Fund (each, a “Board” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and Sub-Adviser (the Adviser and Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Funds, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to multiple equity and fixed-income investment teams of the Sub-Adviser in June 2014.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the

124	Nuveen Investments

services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements applicable to the respective Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Funds, the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the open-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters).

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for open-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the open-end fund product line, the Adviser had also, among other things: developed new funds in seeking to enhance the product line; enhanced the reporting to the Board and its committees regarding payments to intermediaries; and continued to explore opportunities for potential funds.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In

Nuveen Investments	125

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Funds under each respective Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015. In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Fund with which it is being compared and due to these differences, performance comparisons between the Funds and their Performance Peer Group may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the respective Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted the following with respect to the Funds:

For Nuveen Kansas Municipal Bond Fund (the “Kansas Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the one-, three- and five-year periods and outperformed its benchmark in each of such periods.

For Nuveen Kentucky Municipal Bond Fund (the “Kentucky Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one-, three-, and five-year periods and, although the Fund underperformed its benchmark in the three- and five-year periods, the Fund outperformed its benchmark in the one-year period.

For Nuveen Michigan Municipal Bond Fund (the “Michigan Fund”), the Fund ranked in its Performance Peer Group in the first quartile in the one-, three- and five-year periods and outperformed its benchmark in each of such periods.

For Nuveen Missouri Municipal Bond Fund (the “Missouri Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one-year period and first quartile in the three- and five-year periods. The Fund also outperformed its benchmark in the one-, three- and five-year periods.

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For Nuveen Ohio Municipal Bond Fund (the “Ohio Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the one-, three- and five-year periods and, although the Fund underperformed its benchmark in the five-year period, it outperformed its benchmark in the one- and three-year periods.

For Nuveen Wisconsin Municipal Bond Fund (the “Wisconsin Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the one- and five-year periods and second quartile in the three-year period and, although the Fund underperformed its benchmark in the three- and five-year periods, the Fund outperformed its benchmark in the one-year period.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and, with respect to open-end funds, to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe and Peer Group for each Fund. The Board reviewed, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe and Peer Group. The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor’s net experience. The Board Members also considered any fee waivers and/or expense reimbursement arrangements currently in effect for the Funds.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; differences in services provided and differences in the states reflected in the Peer Universe or Peer Group (with respect to state municipal funds) can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds’ fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Board noted that the Ohio Fund had a net management fee and net expense ratio in line with its peer averages. The Board also noted that the Kansas Fund, the Kentucky Fund, the Michigan Fund, the Missouri Fund and the Wisconsin Fund each had a net management fee slightly higher than the peer average but a net expense ratio below or in line with the peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to municipal funds, such other clients of a Fund Adviser may include municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Sub-Adviser.

The Board recognized that each Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. The Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Funds and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels

Nuveen Investments	127

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one

128	Nuveen Investments

method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for each Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Ohio Fund through the adoption of a permanent expense cap. The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund and, with respect to funds with expense caps, not to raise expense cap levels for such funds from levels in effect at that time or scheduled to go into effect prior to the closing of the TIAA-CREF Transaction. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds’ portfolio transactions are allocated by the Sub-Adviser. The Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Funds. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of trustees of the Funds. The number of directors of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	194
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	194
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	194
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	194

130	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	194
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	194
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	194
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; non-profit board member; former governance consultant; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	194
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	194

Nuveen Investments	131

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	194
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a Member of its Finance, Audit and Investment Committees, formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	194

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	195
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011); Co-Chief Executive Officer (since 2015) of Nuveen Securities, LLC; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Chartered Financial Analyst.	195
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	195

132	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	195
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Head of Business Development and Strategy, Global Structured Products Group (since November 2014); Managing Director (since 2009) and, formerly, Treasurer, of Nuveen Investments Advisers Inc., Nuveen Investments, Inc., Nuveen Fund Advisors, LLC, Nuveen Securities, LLC and (since 2011) Nuveen Asset Management LLC; Vice President and, formerly, Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; Chartered Accountant Designation.	195
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	195
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	195
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	195
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	195
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	195

Nuveen Investments	133

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	107

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

134	Nuveen Investments

Notes

Nuveen Investments	135

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long- term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates- Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $230 billion as of June 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MAN-MS6-0515D        9150-INV-Y-07/16

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE AUDITOR BILLED TO THE FUNDS

Fiscal Year Ended May 31, 2015	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Kansas Municipal Bond Fund	27,172	0	0	0
Nuveen Kentucky Municipal Bond Fund	27,857	0	0	0
Nuveen Missouri Municipal Bond Fund	28,092	0	0	0
Nuveen Michigan Municipal Bond Fund	27,011	0	0	0
Nuveen Ohio Municipal Bond Fund	28,466	0	0	0
Nuveen Wisconsin Municipal Bond Fund	26,740	0	0	0

Total	$165,338	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Kansas Municipal Bond Fund	0%	0%	0%	0%
Nuveen Kentucky Municipal Bond Fund	0%	0%	0%	0%
Nuveen Missouri Municipal Bond Fund	0%	0%	0%	0%
Nuveen Michigan Municipal Bond Fund	0%	0%	0%	0%
Nuveen Ohio Municipal Bond Fund	0%	0%	0%	0%
Nuveen Wisconsin Municipal Bond Fund	0%	0%	0%	0%

May 31, 2014	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Kansas Municipal Bond Fund	26,375	0	0	0
Nuveen Kentucky Municipal Bond Fund	27,156	0	0	0
Nuveen Missouri Municipal Bond Fund	27,318	0	0	0
Nuveen Michigan Municipal Bond Fund	26,215	0	0	0
Nuveen Ohio Municipal Bond Fund	27,716	0	1,500	0
Nuveen Wisconsin Municipal Bond Fund	25,882	0	0	0

Total	$160,662	$0	$1,500	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Kansas Municipal Bond Fund	0%	0%	0%	0%
Nuveen Kentucky Municipal Bond Fund	0%	0%	0%	0%
Nuveen Missouri Municipal Bond Fund	0%	0%	0%	0%
Nuveen Michigan Municipal Bond Fund	0%	0%	0%	0%
Nuveen Ohio Municipal Bond Fund	0%	0%	0%	0%
Nuveen Wisconsin Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2015	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen MultiState Trust IV	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2014	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen MultiState Trust IV	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2015	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Kansas Municipal Bond Fund	0	0	0	0
Nuveen Kentucky Municipal Bond Fund	0	0	0	0
Nuveen Missouri Municipal Bond Fund	0	0	0	0
Nuveen Michigan Municipal Bond Fund	0	0	0	0
Nuveen Ohio Municipal Bond Fund	0	0	0	0
Nuveen Wisconsin Municipal Bond Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended May 31, 2014	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Kansas Municipal Bond Fund	0	0	0	0
Nuveen Kentucky Municipal Bond Fund	0	0	0	0
Nuveen Missouri Municipal Bond Fund	0	0	0	0
Nuveen Michigan Municipal Bond Fund	0	0	0	0
Nuveen Ohio Municipal Bond Fund	1,500	0	0	1,500
Nuveen Wisconsin Municipal Bond Fund	0	0	0	0

Total	$1,500	$0	$0	$1,500

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

        Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust IV

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: August 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: August 7, 2015

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: August 7, 2015